As filed with the Securities and Exchange Commission on April 27, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-289518
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 4
☒
(Check appropriate box or boxes.)
Nationwide Life Insurance Company

(Name of Insurance Company)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Insurance Company's Principal Executive Offices) (Zip Code)
(614) 249-7111

Insurance Company's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2026

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 ("Securities Act")
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 ("Exchange Act"))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Nationwide Defined Protection® Annuity
Individual Single Purchase Payment Deferred Annuity Contract with Index-Linked Strategies
Issued by
Nationwide Life Insurance Company
Prospectus Dated May 1, 2026.
This prospectus describes the Nationwide Defined Protection® Annuity, an individual single purchase payment deferred annuity contract with index-linked strategies (the "Contract").
The Contract described in this prospectus is no longer available for purchase.
This prospectus contains important information about the Contract that should be understood before investing. Please read this prospectus carefully and keep it for future reference.
Index-linked annuity contracts are complex investments and involve risks, including the risk of substantial loss of your principal investment. Only one Purchase Payment is allowed under the Contract.
Prior to an election to annuitize the Contract, the Contract offers as investment options Strategies that are based in part on the performance of a specified Index over a period of time, subject to a defined level of protection against loss. Additional information about the investment options is available in "Appendix A: Investment Options Available Under the Contract."
The Protection Level is the amount of downside protection on negative Strategy Earnings that applies at the end of a Strategy Term or when a Preferred Withdrawal is taken prior to the end of a Strategy Term. The current maximum amount of loss you could experience from negative Index Performance at the end of a Strategy Term or when a Preferred Withdrawal is taken prior to the end of a Strategy Term, after taking into account the current Protection Levels, is -10% if a Strategy with a 90% Protection Level is elected. At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), the maximum amount of loss you could experience from negative Index Performance at the end of a Strategy Term or when a Preferred Withdrawal is taken prior to the end of a Strategy Term is -25%.
Participation Rates and Strategy Spreads may limit the amount a Contract Owner can earn on an Index Strategy. The Participation Rate acts as a multiplier because it has the effect of multiplying the performance of the Index, positive or negative. If the Participation Rate is greater than 100%, it increases upside potential while also increasing risk of loss. Conversely, if the Participation Rate is lower than 100%, it decreases upside potential while also decreasing risk of loss. While Participation Rates may be set above 100%, the Minimum Participation Rate guaranteed for the life of the Contract is 5%. A low Participation Rate would cause a Strategy to participate in the performance of the linked Index to only a small extent.
The Strategy Spread is an annualized percentage used as a deduction in the calculation of gains and losses. The Strategy Spread operates to negatively impact the performance of the Strategy. This means it will reduce gains and potentially increase losses. The Strategy Spread can result in losses under a Strategy even if the linked Index has increased in value. There is no guaranteed maximum Strategy Spread under the Contract; however, each Strategy has a maximum Strategy Spread guaranteed for the life of the Contract, which is the initial Strategy Spread when that Strategy was first made available to the Contract plus 2%. See "Appendix A: Investment Options Available Under the Contract" for the maximum Strategy Spread applicable to each available Strategy.
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement and is not appropriate for investors who need ready access to cash. Each year under the Contract, a certain percentage of your Contract Value may be withdrawn and will receive preferred treatment. We refer to these withdrawals as "Preferred Withdrawals." If you take a Preferred Withdrawal prior to the end of a Strategy Term, we calculate your rate of return in the same way that we would calculate your rate of return at the end of the Strategy Term. Upon a Preferred Withdrawal, any losses will be limited by the Strategy’s defined downside protection.
If you have taken the maximum amount of Preferred Withdrawals, any excess amounts withdrawn will be treated as "Non-Preferred Withdrawals." Non-Preferred Withdrawals may have a more negative impact to the performance of your Contract when compared to Preferred Withdrawals.

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A Non-Preferred Withdrawal is subject to a Contingent Deferred Sales Charge and a Market Value Adjustment, which can be negative. A negative Market Value Adjustment could result in a loss beyond the defined downside protection provided by the Protection Level and, under extreme circumstances, could result in a loss of 100% of the Contract Value available for withdrawal.
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If you take a Non-Preferred Withdrawal prior to the end of a Strategy Term, which is also an event upon which we apply gains and losses to your Contract, we will calculate your rate of return in a different manner than if the withdrawal were a Preferred Withdrawal. The difference will reduce gains and may increase losses. In addition, losses related to the Non-Preferred Withdrawal could exceed the Strategy’s defined downside protection, exposing you to a greater risk of loss. At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), the maximum potential loss as a result of the Non-Preferred Withdrawal calculation is 31% of the amount of Contract Value withdrawn.
All or a portion of any withdrawal may be subject to federal income taxes and withdrawals before age 59½ may be subject to a 10% penalty tax.
All guarantees under the Contract are subject to Nationwide’s creditworthiness and claims-paying ability.
The Contract is not a bank deposit, is not FDIC insured, and is not insured or endorsed by any bank or government agency. The Contract may not be available in every state. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The availability of certain Strategies, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations" for additional information).
Nationwide reserves the right to add or remove the Strategies offered, change the Indexes, and limit the number of offered Strategies to only one. If all but one Strategy is terminated, the Contract Owner will be limited to investing in Strategies with terms that may not be acceptable to the Contract Owner.
An investment in a Strategy does not represent an investment in the linked Index or any securities or other assets included in the linked Index.
This prospectus does not constitute an offering in any jurisdiction in which the Contract may not lawfully be sold.
For information on how to contact Nationwide, see Contacting the Service Center.

Glossary of Special Terms
Adjusted Index Performance (AIP) - A percent that represents the Index Performance adjusted for a Strategy’s
Participation Rate and Strategy Spread. The AIP is the Index Performance multiplied by the Participation Rate and then reduced by the product of the Strategy Spread multiplied by the Elapsed Term. The AIP is used in the Strategy
Earnings Percentage and Non-Preferred Strategy Earnings Percentage calculations.

Annuitant - The person upon whose life any life-contingent annuity payments depend and the person whose death triggers the Death Benefit. The Annuitant is also the person to whom annuity payments are made once you reach annuitization.

Annuitization Date - The date on which annuity payments begin.
Annuity Commencement Date - The date on which annuity payments are scheduled to begin.
Beneficiary - A person designated by the Contract Owner who may receive certain benefits under the Contract, including the Death Benefit.
Business Day - Each day that the New York Stock Exchange is open for regular trading. A Business Day ends at the same time that regular trading on the New York Stock Exchange closes (typically 4:00 p.m. Eastern Time).

Cash Withdrawal - The dollar amount paid to the Contract Owner upon a partial withdrawal or full surrender. A Cash
Withdrawal is equal to the Gross Withdrawal minus any applicable CDSC and deducted taxes, and reflects the application of any MVA.

Charitable Remainder Trust - A trust meeting the requirements of Section 664 of the Code.
Co-Annuitant – The person designated by the Contract Owner to receive the benefit associated with the Spousal
Protection Feature. If there is a Co-Annuitant, references to Co-Annuitants will apply to both the Annuitant and Co-
Annuitant, and references to a Co-Annuitant will apply to either of them, unless the context requires otherwise.

Code - The Internal Revenue Code of 1986, as amended.
Contingent Annuitant - The person who becomes the Annuitant if the Annuitant dies before the Annuitization Date.
Contingent Beneficiary - The person or entity designated by the Contract Owner to receive any benefits accorded to a Beneficiary if there are no surviving Beneficiaries when the Annuitant dies.
Contingent Deferred Sales Charge (CDSC) - A charge that may be assessed if you take a Non-Preferred Withdrawal during the first six Contract Years.
Contract - The Nationwide Defined Protection® Annuity Contract, the individual single purchase payment deferred annuity contract with index-linked strategies described in this prospectus.
Contract Accumulation Value - The sum of your Strategy Accumulation Values as of a given date.
Contract Anniversary - Each recurring twelve-month anniversary of the Date of Issue while the Contract remains in force.
Contract Owner (you) - The person possessing all rights under the Contract prior to the Annuitization Date, along with any Joint Owner. As the context requires, "you" refers to a potential or existing Contract Owner.

Contract Value - The sum of your Strategy Values as of a given date.
Contract Year - The twelve-month period starting on the Date of Issue and each Contract Anniversary. A Contract Year ends on the day prior to a Contract Anniversary.
Crediting Factors - For any Strategy, the Index, Strategy Term, Protection Level, Participation Rate, and Strategy Spread. See "Crediting Factors" for a description of each Crediting Factor.
Date of Issue - The date we issue the Contract. Your Purchase Payment is applied to the Contract on the Date of Issue.
Death Benefit - The benefit triggered upon the death of the Annuitant (or Co-Annuitant, if applicable), provided such death occurs before the Annuitization Date while the Contract is in force and there is no Contingent Annuitant.

Default Option - The Strategy where your Strategy Value will be transferred to if you have Strategy Value invested in a
Strategy that will not be available for reinvestment for the next Strategy Term and we do not receive instructions from you prior to the close of business on the Strategy Term End Date. This Strategy may also be used in certain scenarios for payment of the Death Benefit.

Elapsed Term - The number of calendar days that have elapsed during a Strategy Term divided by 365.
Gross Withdrawal - A value that we calculate each time you take a partial withdrawal or full surrender representing the impact of the withdrawal. When you take a partial withdrawal or full surrender, the Gross Withdrawal equals the reduction in your Modified Contract Value and related Modified Strategy Value. A Gross Withdrawal equals the related Cash Withdrawal plus any applicable CDSC and deducted taxes, and minus any applicable MVA (which can be positive or negative).

Index - The market index associated with a Strategy.
Index Performance - The change in the value of an Index, expressed as a percentage, between the first day of a
Strategy Term (or another date for a substitute Index) and a specific future day during that Strategy Term. The Index
Performance may be positive, negative, or equal to zero.

Index Value - Each Business Day, the Index Value for an Index will be the closing value of that Index for that Business
Day, as provided to us by the Index provider. However, if for any reason, the closing value of an Index on a Business
Day is not provided to us by the Index provider, the Index Value on that Business Day will be the most recent closing value provided to us by the Index provider on a previous Business Day. On a day other than a Business Day, the
Index Value for an Index will be the closing value of the Index for the previous Business Day.

Individual Retirement Account - An account that qualifies for favorable tax treatment under Section 408(a) of the Code but does not include Roth IRAs.
Individual Retirement Annuity (IRA) - An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Code, but does not include Roth IRAs or Simple IRAs.
Interim Strategy Earnings - The amount applied to your Strategy when you take a partial withdrawal or full surrender on a day other than the Strategy Term End Date.
Investment-Only Contract - A Contract purchased by a qualified pension, profit-sharing, or stock bonus plan as defined by Section 401(a) of the Code.
Joint Owner - The person, if any, designated as a second person (in addition to the Contract Owner) to possess an undivided interest in the Contract. If there is a Joint Owner, references to Contract Owner and Joint Owner will apply to both of them, or either of them, unless the context requires otherwise.

Lock-In - The feature under the Contract that allows an Index Value as of a certain date to be locked-in for purposes of calculating the Index Performance for a Strategy for the remainder of the Strategy Term.

Lock-In Date - The date as of which the Index Value for a Strategy is locked in under the Lock-In feature.
Market Value Adjustment (MVA) - The adjustment that may be applied if you take a Non-Preferred Withdrawal during the MVA Period.
Modified Contract Value - The sum of your Modified Strategy Values as of a given date, which equals the maximum Gross Withdrawal that can be taken from the Contract on any given date.
Modified Strategy Value - The maximum Gross Withdrawal that may be taken from a Strategy as of a given date during a Strategy Term. On a Strategy Term End Date, the Modified Strategy Value is equal to your Strategy Value plus any Term Strategy Earnings. On any day other than the Strategy Term End Date, the Modified Strategy Value is
equal to your Strategy Value plus any Interim Strategy Earnings that would be applied if you withdrew your entire
Strategy Value.

MVA Period - The period of time during which Nationwide may apply the MVA to partial withdrawals and a full surrender. The MVA Period begins on the Date of Issue and ends after the sixth Contract Year.

Nationwide (we, us, our) - Nationwide Life Insurance Company.

Non-Preferred Strategy Earnings Percentage (NSEP) - A rate of interest (which may be positive, negative, or equal to zero) used to calculate Interim Strategy Earnings applied to a Strategy when a Non-Preferred Withdrawal is taken prior to the Strategy Term End Date.

Non-Preferred Withdrawal - Any portion of a Gross Withdrawal from the Contract that is in excess of the Remaining
Preferred Withdrawal Amount. Interim Strategy Earnings for a Non-Preferred Withdrawal are calculated using the
Non-Preferred Strategy Earnings Percentage (or NSEP). Non-Preferred Withdrawals may also be subject to CDSCs and MVAs. All or a portion of any withdrawal may be subject to federal income taxes, and Contract Owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.

Non-Preferred Withdrawal Adjustment Percentage – A percent that can reduce your Interim Strategy Earnings if you take a Non-Preferred Withdrawal. It is part of the NSEP calculation.
Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRAs, SEP IRA, or Simple IRA.
Participation Rate - The proportion of the Index Performance that is reflected in the Strategy’s performance.
Preferred Withdrawal - Any portion of a Gross Withdrawal from the Contract that is less than or equal to the
Remaining Preferred Withdrawal Amount. Preferred Withdrawals are not subject to any CDSC or MVA. In addition,
Interim Strategy Earnings for a Preferred Withdrawal are calculated using the Strategy Earnings Percentage (SEP).
All or a portion of any withdrawal may be subject to federal income taxes, and Contract Owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.

Preferred Withdrawal Amount - The dollar amount of Gross Withdrawals that you can take during a given Contract Year without taking a Non-Preferred Withdrawal.
Preferred Withdrawal Percentage - The percentage of your Contract Value that you can withdraw each Contract Year as a Preferred Withdrawal.
Protection Level - An amount of downside protection under a Strategy for a Strategy Term.
Purchase Payment - Money paid into the Contract by the Contract Owner.
Qualified Plan - A retirement plan that receives favorable tax treatment under Section 401 of the Code, including
Investment-Only Contracts. In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-
Only Contracts unless specifically stated otherwise.

Remaining Preferred Withdrawal Amount - The Preferred Withdrawal Amount for a Contract Year minus the total dollar amount of all Preferred Withdrawals from the Contract already taken that Contract Year. The Remaining
Preferred Withdrawal Amount will never be less than zero.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Code.
Simplified Employee Pension IRA (SEP IRA) - An annuity contract which qualifies for favorable tax treatment under
Section 408(k) of the Code. A SEP IRA is unrelated to the Strategy Earnings Percentage (SEP) described throughout this prospectus, which is a rate of return used to calculate Strategy Earnings.

Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the Contract. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility. Information on how to contact the Service Center may be found under "Contacting the Service Center."

Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Code.
Strategy - Each investment option to which you may allocate your Purchase Payment or Contract Value.
Strategy Accumulation Value - The value of a Strategy if unrealized Strategy Earnings were to be applied to the
Strategy Value using only the SEP as of a given date during a Strategy Term. It is the daily value expressed in dollars that is provided to show how the Strategy is performing throughout a Strategy Term.

Strategy Earnings - The amount applied to a Strategy, including Term Strategy Earnings and/or Interim Strategy
Earnings, on a given date or over a period of time. Strategy Earnings may be positive, negative, or equal to zero.
Strategy Earnings may be negative when the Index Performance decreases or when the Index Performance increases but does not increase enough to offset the impact of any applicable Strategy Spread.

Strategy Earnings Percentage (SEP) - A rate of interest (which may be positive, negative, or equal to zero) used to calculate Term Strategy Earnings applied to a Strategy on the Strategy Term End Date, as well as any Interim
Strategy Earnings applied to a Strategy when a Preferred Withdrawal is taken prior to the Strategy Term End Date.
The SEP is also used in the calculation of the Death Benefit.

Strategy Spread - An annualized percentage used as a deduction in the calculation of a Strategy’s performance. The
Strategy Spread, when greater than zero, reduces Strategy Earnings. To calculate the Strategy Spread’s impact at any point in time, it is multiplied by the Elapsed Term (e.g., a 2% Strategy Spread on a 3-year Strategy Term will reduce earnings calculated at the end of the Strategy Term by 6% (subject to the downside protection of the
Protection Level)).

Strategy Term - The duration of a Strategy, expressed in years.
Strategy Term End Date - The last day of a Strategy Term.
Strategy Value - The value of a Strategy without taking into account any potential gains or losses caused by future Strategy Earnings.
Surrender Value - The amount available upon full surrender of the Contract. The Surrender Value is equal to the
Modified Contract Value minus any applicable CDSC and after any applicable MVA. We may deduct taxes from the
Surrender Value.

Term Strategy Earnings - Strategy Earnings applied to a Strategy upon the maturity of a Strategy on the Strategy Term End Date.

Table of Contents (continued)

Table of Contents (continued)

Overview of the Contract
Purpose of the Contract
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. It provides the Contract Owner with a stream of periodic income payments upon retirement. During the years leading up to those income payments, the Contract Owner manages his/her assets in the Contract according to their specific goals and risk preferences by directing the allocation and reallocation among a variety of investment options. The value of your Contract will increase or decrease depending on the amount of earnings that we apply to your Contract. When earnings are credited to your Contract you may experience a gain or a loss depending on whether the earnings are positive or negative. Contract growth is tax-deferred, meaning that gains in the Contract are not taxable until distributed from the Contract. Finally, in the event that the Annuitant dies before beginning income payments, the Contract offers a Death Benefit.
Prospective purchasers should consult with a financial professional to determine whether this Contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this Contract is intended to provide benefits to a single individual and his/her beneficiaries. The Contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same Annuitant, or in connection with other Nationwide contracts that have different Annuitants but the same Contract Owner. It is not intended to be sold to a terminally ill Contract Owner or Annuitant.
The Contract may not be currently available in all states, may vary in your state, or may not be available through all selling firms or all financial professionals. In addition, a selling firm may elect to make available only certain Strategies, features, or benefits to its clients. A selling firm’s marketing materials may describe only those Strategies, features, and benefits available through the firm. A selling firm may limit the Strategies available through the firm when the Contract is purchased.
Phases of the Contract
The Contract exists in two separate phases: accumulation (savings) and annuitization (income).
Accumulation Phase
During the accumulation phase, the Contract offers a variety of investment options to which the Contract Owner can allocate and reallocate his/her Contract Value. The investment options available under the Contract consist of Strategies, which credit positive or negative earnings at the end of a Strategy Term based, in part, on the performance of an Index. Additional information about the investment options is available in "Appendix A: Investment Options Available Under the Contract."
Each Strategy offered is linked to an Index and has a Strategy Term of 1 or 3 years. Each Strategy includes a defined level of downside protection that limits the amount of loss you can experience at the end of a Strategy Term or when a Preferred Withdrawal is taken prior to the end of a Strategy Term. We refer to this defined downside protection as a "Protection Level." The Contract currently offers Protection Levels of 100%, 95%, or 90%. For example, if the Adjusted Index Performance is -25% at the end of a Strategy Term and the Protection Level is 90%, we will credit -10% at the end of the Strategy Term, meaning the Strategy Value in that Strategy will decrease by -10%. The Contract will always offer a Protection Level of at least 75%.
While the Contract provides varying levels of protection against loss, you can lose a significant amount of money under the Contract if an Index declines in value. It is possible to lose a substantial amount of your principal investment. You should not buy the Contract if you are not willing to assume the risks associated with the Contract. See "Principal Risks." Additionally, you should not buy the Contract if you are looking for a short-term investment or if you plan to take withdrawals in excess of the Preferred Withdrawal Amount in any Contract Year. The Contract may not be appropriate if an investor intends to take ongoing withdrawals, such as systematic withdrawals or required minimum distributions, in excess of the Preferred Withdrawal Amount.
Positive Index Performance may be limited by a Strategy’s Participation Rate and Strategy Spread. The Participation Rate acts as a multiplier because it has the effect of multiplying the Index Performance, positive or negative. If the Participation Rate is greater than 100%, it increases upside potential while also increasing risk of loss. Conversely, if the Participation Rate is lower than 100%, it decreases upside potential while also decreasing risk of loss. For example, if the Index Performance at the end of a Strategy Term is 10% and the Participation Rate is 50% and the Strategy Spread is 0%, we

will credit 5% at the end of a Strategy Term, meaning your Contract Value in that Strategy will increase by 5%. While Participation Rates may be set above 100%, the Minimum Participation Rate guaranteed for the life of the Contract is 5%. Application of the Participation Rate will not cause the performance of a Strategy to drop below the floor protection provided by the Protection Level.
The Strategy Spread is an annualized percentage used as a deduction in the calculation of gains and losses. The Strategy Spread operates to negatively impact the Index Performance of the Strategy. This means it will reduce gains and potentially increase losses. For example, if the Index Performance at the end of a 1-year Strategy Term is 10% and the Participation Rate is 100% and the Strategy Spread is 2%, we will credit 8% at the end of the Strategy Term, meaning your Contract Value will increase by 8%. The Strategy Spread can result in losses under a Strategy even if the linked Index has increased in value; however, application of the Strategy Spread will not cause the performance of a Strategy to drop below the floor protection provided by the Protection Level. There is no guaranteed maximum Strategy Spread under the Contract; however, each Strategy has a maximum Strategy Spread guaranteed for the life of the Contract, which is the initial Strategy Spread when that Strategy was first made available to the Contract plus 2%.
Annuitization Phase
During the annuitization phase, Nationwide makes periodic fixed income payments to the Annuitant. At the time of annuitization, the Contract Owner elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly the Annuitant’s spouse’s) life. After annuitization begins, the only value associated with the Contract is the stream of annuity payments; unless otherwise specified in the annuity option, amounts cannot be withdrawn from the Contract over and above the annuity payments. Additionally, once annuitization has begun, there is no Death Benefit, which means that upon the death of the Annuitant (and the Annuitant’s spouse if a joint annuity option was elected), all payments stop and the Contract terminates, unless the particular annuitization option provides otherwise.
Contract Features
Investment Options. Prior to the Annuitization Date, Contract Owners can allocate Contract Value to the Strategies. At the end of a Strategy Term, Contract Owners can reallocate the assets allocated to the maturing Strategy to any other available Strategy, subject to certain restrictions (see "Actions on Strategy Term End Dates").
Deposits to the Contract. The Contact is a single purchase payment annuity. Subsequent purchase payments are not permitted.
Withdrawals from the Contract. Contract Owners can take a partial withdrawal or fully surrender the Contract at any time prior to the Annuitization Date. A withdrawal will be treated as a Preferred Withdrawal, a Non-Preferred Withdrawal, or a combination of the two. Any withdrawal or portion thereof in excess of the Preferred Withdrawal Amount will be treated as a Non-Preferred Withdrawal. When a withdrawal is taken, Nationwide applies Strategy Earnings to the withdrawal, which can be positive or negative, and Strategy Earnings are calculated differently depending on whether the withdrawal is a Preferred Withdrawal or Non-Preferred Withdrawal.
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Preferred Withdrawal. A Preferred Withdrawal is not subject to a Contingent Deferred Sales Charge (CDSC) or a Market Value Adjustment (MVA), and Strategy Earnings for a Preferred Withdrawal are calculated using the Strategy Earnings Percentage (SEP), which is the same rate of return calculation used to calculate Strategy Earnings at the end of a Strategy Term.
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Non-Preferred Withdrawal. During the first six Contract Years, a Non-Preferred Withdrawal will be subject to a CDSC and an MVA, which may be negative. Any time a Non-Preferred Withdrawal is taken, even after the first six Contract Years, Strategy Earnings for the Non-Preferred Withdrawal are calculated using the Non-Preferred Strategy Earnings Percentage (NSEP) calculation. When compared to the SEP, the NSEP will reduce gains and may increase losses. The NSEP calculation proportionately reduces your gains based on the amount of time remaining in the Strategy Term (i.e., any gains are pro-rated) and losses may be increased due to the application of the "Non-Preferred Withdrawal Adjustment Percentage," which reduces your downside protection and exposes you to a greater risk of loss.
Taxes and tax penalties may apply to any type of withdrawal.
Lock-in. On any Business Day prior to the Strategy Term End Date, the Contract Owner may lock in the Index Value for a Strategy. The locked-in Index Value will be used for purposes of calculating the Index Performance for the remainder of the Strategy Term and the Index Performance will not change for the remainder of the Strategy Term. For each Strategy, the Lock-In feature may be exercised only once during a Strategy Term. Exercise of the Lock-In feature is irrevocable. See "Lock-in" and "Lock-in Risk."

Death Benefit. During the accumulation phase, the Contract contains a Death Benefit, which, depending on when you applied for the Contract and your age at the time of application, is either (1) the greater of the Contract Accumulation Value or the Purchase Payment less an adjustment for amounts withdrawn; or (2) the Contract Accumulation Value. The Death Benefit may be more than, less than, or equal to your Contract Value. See "Death Benefit Calculations."
Spousal Protection Feature. For Contracts with applications signed on or after May 23, 2022, the Death Benefit contains the Spousal Protection Feature, which allows a surviving spouse to continue the Contract while receiving the economic benefit of the Death Benefit upon the death of the other spouse, subject to certain conditions.
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to Annuitization.
Tax Deferral. Generally, Contract Owners will not be taxed on any earnings on the assets in the Contract until such earnings are distributed from the Contract. How each Contract’s distributions are taxed depends on the type of contract issued. Note that if this Contract is issued in connection with a plan that qualifies for special income tax treatment under the Code, the Contract does not provide additional tax deferral benefits (see "Appendix C: Contract Types and Tax Information").
Contract Adjustments
Non-Preferred Strategy Earnings Percentage (NSEP)
Strategy Earnings are applied to your Contract at the end of a Strategy Term and when you take a withdrawal prior to the end of a Strategy Term. Depending on the amount of your withdrawal, when you take a withdrawal prior to the end of a Strategy Term, we may calculate your Strategy Earnings differently than at the end of a Strategy Term. Any withdrawal that exceeds the Preferred Withdrawal Amount (including a systematic withdrawal) is considered a Non-Preferred Withdrawal.
For a Non-Preferred Withdrawal, we apply the Non-Preferred Strategy Earnings Percentage (NSEP) to determine the rate of return used in calculating Strategy Earnings. Compared to the Strategy Earnings Percentage (SEP), which is the rate of return used in calculating Strategy Earnings for a Preferred Withdrawal and on a Strategy Term End Date, the NSEP operates to reduce gains and potentially increase losses.
The NSEP calculation proportionately reduces your gains based on the amount of time remaining in the Strategy Term (i.e., any gains are pro-rated). The NSEP also may increase losses due to the application of the Non-Preferred Withdrawal Adjustment Percentage, which could result in losses that exceed the downside protection provided by the Strategy’s Protection Level. At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), the maximum potential loss as a result of the NSEP calculation is 31% of the amount of Contract Value withdrawn.
See "Non-Preferred Strategy Earnings Percentage (NSEP)" and "Non-Preferred Withdrawal Adjustment Percentage."
The NSEP calculation will also apply when you annuitize the Contract if the amount you annuitize exceeds the Preferred Withdrawal Amount (see "Annuitization").
Market Value Adjustment (MVA)
In addition to any applicable CDSC, Nationwide will assess a Market Value Adjustment (MVA) when you take a Non-Preferred Withdrawal during the first six Contract Years. After the sixth Contract Year, Non-Preferred Withdrawals will not be subject to a CDSC or MVA. A CDSC or MVA will never apply to a Preferred Withdrawal.
An MVA, when applied, may be positive, negative, or equal to zero. If an MVA is negative, it will decrease your Cash Withdrawal. If an MVA is positive, it will increase your Cash Withdrawal. If an MVA is equal to zero, it will have no effect on your Cash Withdrawal.
The MVA is intended to approximate, without duplicating, our experience when we liquidate fixed-income assets in order to satisfy our payment obligations under the Contract. We utilize a market value reference rate to determine this approximation. When liquidating assets, Nationwide may realize either a gain or a loss. If the market value reference rate has increased relative to the market value reference rate on the Date of Issue, the MVA will be negative. Conversely, if the market value reference rate has decreased relative to the market value reference rate on the Date of Issue, the MVA will be positive.

When an MVA is imposed, the MVA will equal the MVA Base x MVA Factor. The MVA Base equals the dollar amount of the Non-Preferred Withdrawal. If only a portion of a Gross Withdrawal is treated as a Non-Preferred Withdrawal, the MVA Base will equal the portion of the Gross Withdrawal that is a Non-Preferred Withdrawal. See "Market Value Adjustment (MVA)" for an explanation of how the MVA Factor is calculated.
An MVA will also apply when you annuitize the Contract if you annuitize during the first six Contract Years and the amount you annuitize exceeds the Preferred Withdrawal Amount (see "Annuitization").

Important Information You Should Consider About the Contract
FEES, EXPENSES, AND ADJUSTMENTS (see "Fee Table" and "Charges and Adjustments")
Are There Charges or Adjustments for Early Withdrawals?
Yes.

● If you take a Non-Preferred Withdrawal within six years following the Contract’s issue date, you will be assessed a Contingent Deferred Sales Charge (or "CDSC") of up to
8%. For example, if the Contract Value is $100,000, a withdrawal taken within six years following the Contract’s issue date could result in a CDSC of up to $8,000. This loss will be greater if there is a negative MVA, taxes, tax penalties, or if the Non-Preferred
Strategy Earnings Percentage (NSEP) reduces gains or increases losses. See
"Contingent Deferred Sales Charges (CDSC)."
● If you take a Non-Preferred Withdrawal within six years following the Contract’s issue date, you will be assessed a Market Value Adjustment (or "MVA"), which may be negative. The application of the MVA could result in a loss. In extreme circumstances such losses could be as high as 100% of the Contract Value available for withdrawal.
For example, for a Contract with a $100,000 investment, a withdrawal taken within six years following the Contract’s issue date could result in an MVA of up to $100,000. This loss will be greater if there is a CDSC, taxes, tax penalties, or if the NSEP reduces gains or increases losses. See "Market Value Adjustment (MVA)."
● When you take a Non-Preferred Withdrawal, we apply the NSEP to determine the rate of return used in calculating Strategy Earnings applicable to the withdrawal. The NSEP calculation proportionately reduces your gains based on the amount of time remaining in the Strategy Term (i.e., any gains are pro-rated) and may increase losses due to the application of the Non-Preferred Withdrawal Adjustment Percentage, which could result in losses that exceed the downside protection provided by the Strategy’s Protection
Level. At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the
Contract), the maximum potential loss as a result of the NSEP calculation is 31% of the amount of Contract Value withdrawn. See "Non-Preferred Strategy Earnings Percentage
(NSEP)" and "Non-Preferred Withdrawal Adjustment Percentage."

Are There Transaction Charges?	No. There are no transaction charges under the Contract.
Are there Ongoing Fees and Expenses?
Yes.

Under the Strategies, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Participation Rate less than
100% and/or Strategy Spread. This means that your returns may be lower than the
Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. See "Participation Rate" and "Strategy Spread."

RISKS
Is There a Risk of Loss from Poor Performance?
Yes.

You can lose money by investing in this Contract. If you select a Strategy with a
90% Protection Level, you could lose 10% at the end of a Strategy Term due to negative Index Performance. If you select a Strategy with a 95% Protection Level, you could lose 5% at the end of a Strategy Term due to negative Index Performance.
If you select a Strategy with a 100% Protection level, you could lose 0% at the end of a Strategy Term due to negative Index Performance. At the Contract’s minimum
Strategy Protection Level of 75%, you could lose 25% at the end of a Strategy Term.
See "Principal Risks."

RISKS
Is This a Short-Term Investment?
No.

● The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Nationwide designed the Contract to offer features, pricing, and investment options that encourage long-term ownership. See "Principal Risks."
● If you withdraw money from the Contract within six years following the Contract’s issue date you may be assessed a CDSC, a negative MVA, taxes, and tax penalties. In addition, if you take a Non-Preferred Withdrawal before the end of a Strategy Term, the
NSEP will reduce gains and potentially increase losses. See "Principal Risks."
● At the end of a Strategy Term, you may 1) reinvest some or all of your Strategy Value in the same Strategy for another Strategy Term (with the Participation Rate and Strategy
Spread that we declare for the upcoming Strategy Term), assuming that the Strategy is available for investment; or 2) transfer some or all of your Strategy Value to another
Strategy that is available for investment for a Strategy Term (with the Participation Rate and Strategy Spread that we declare for the upcoming Strategy Term).

If we do not receive instructions from you prior to the close of business on the Strategy
Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), your Strategy Value in the maturing Strategy will be treated as follows:

● If the maturing Strategy is available for reinvestment, your entire Strategy Value in the maturing Strategy will be reinvested in the same Strategy for another Strategy Term, but with the Participation Rate and Strategy Spread that we declare for the upcoming
Strategy Term.

● If the maturing Strategy is not available for reinvestment, your entire Strategy Value in the maturing Strategy will be transferred to the Default Option. See "Actions on
Strategy Term End Dates."

RISKS
What Are the Risks Associated with the Investment Options?
● Investment in this Contract is subject to the risk of poor investment performance of the investment options chosen by the Contract Owner. Each investment option has its own unique risks. Review the disclosures for the investment options before making an investment decision.
● The Participation Rate may (when less than 100%) and the Strategy Spread will limit positive Index Performance (e.g., limited upside). Additionally, the Participation Rate may
(when greater than 100%) and the Strategy Spread will increase losses when Index
Performance is negative. This may result in the Contract Owner earning less than the
Index Performance. For example:
● Participation Rate. If the Index Performance is 12% at the end of a Strategy Term
and the Participation Rate is 50% and the Strategy Spread is 0%, we will credit 6% at the end of the Strategy Term. If the Index Performance is -4% at the end of a Strategy
Term and the Participation Rate is 150% and the Strategy Spread is 0%, we will credit
-6% at the end of the Strategy Term (subject to the Protection Level).
● Strategy Spread. If the Index Performance at the end of a 1-year Strategy Term is
12% and the Participation Rate is 100% and the Strategy Spread is 2%, we will credit
10% at the end of the Strategy Term. If the Index Performance is -4% at the end of a
1-year Strategy Term and the Participation Rate is 100% and the Strategy Spread is
2%, we will credit -6% at the end of the Strategy Term (subject to the Protection
Level).
● The Protection Level will limit negative Index Performance (e.g., limited protection in the case of market decline). The Protection Level is presented as a percentage and a higher
Protection Level percentage provides more protection against loss than a lower
Protection Level percentage.
● For example, if the Adjusted Index Performance is -25% and the Protection Level is
90%, we will credit -10% (the amount of negative Index Performance up to the
Protection Level) at the end of the Strategy Term.
● The MSCI EAFE Index, S&P 500® Average Daily Risk Control 10% USD Price Return
Index, and S&P 500® Index are "price return indexes," not "total return indexes," and therefore do not reflect dividends paid on the securities composing the Index. The
BlackRock Select Factor Index and SG Macro Compass Index deduct fees and costs when calculating the Index Value. Price return indexes and the deduction of fees and costs will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

See "Principal Risks."

What Are the Risks Related to the Insurance Company?
Investment in the Contract is subject to the risks associated with Nationwide, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of
Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free phone number indicated
in "Contacting the Service Center" section. See "Principal Risks."

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.

● The ability to transfer Contract Value among the Strategies is restricted. Contract Value allocated to a Strategy cannot be transferred until the end of the Strategy Term, even if
Nationwide substitutes an Index during the Strategy Term, and Contract Value cannot be transferred into a Strategy while its Strategy Term is ongoing. See "Strategies."
● The Contract Owner may invest in no more than five Strategies at any given time. See
"Strategies."
● A Strategy’s Participation Rate and Strategy Spread are declared prior to each Strategy
Term and may be different each Strategy Term (subject to the minimum or maximum guarantees under the Contract). See "Strategies."
● Nationwide reserves the right to add or remove Strategies at any time, but any such changes will not affect Strategy Terms already in effect and will become effective on the first day of a new Strategy Term. See "Strategies."
● Nationwide reserves the right to make Strategies available for investment that use
Indexes other than those currently offered. There is no guarantee that a Strategy using any of the Indexes currently offered will always be available for investment; however, there will always be at least one Strategy option available. See "Strategies."
● The Index for a Strategy generally will not change for the duration of an ongoing
Strategy Term; however, Nationwide reserves the right to substitute the Index during a
Strategy Term under certain conditions and subject to applicable regulatory approvals.
See "Strategies."
● If at any time in the future you are not satisfied with the available Strategies, you may choose to surrender your Contract, but you may be subject to a CDSC, an MVA, taxes, and tax penalties, and the NSEP may apply if the surrender or withdrawal is a Non-
Preferred Withdrawal, which reduces gains and potentially increases losses. See
"Strategies."
● The availability of certain Strategies may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").

Are There Any Restrictions on Contract Benefits?
Yes.

● Lock-in:
● For any Strategy, on any Business Day prior to the Strategy Term End Date, you may lock in the Index Value for that Strategy and the locked-in Index Value will be used for purposes of calculating the Index Performance for the remainder of the Strategy
Term.
● Once a Lock-in is exercised it is irrevocable.
● For each Strategy, the Lock-in feature may be exercised only once during a Strategy
Term.

See "Lock-in."

● For Contracts with applications signed on or after May 23, 2022, if the Annuitant (and
Co-Annuitant, if applicable) is 75 or younger at application, the Death Benefit is the greater of Contract Accumulation Value or Purchase Payment reduced by withdrawals.
When the Annuitant (or Co-Annuitant, if applicable) is 76 or older at application, the
Death Benefit is the Contract Accumulation Value. See "Standard Death Benefit."
● The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").

TAXES
What are the Contract’s Tax Implications?
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
● If the Contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral.
● Earnings in the Contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the
Contract Owner reaches age 59½.

See "Appendix C: Contract Types and Tax Information."

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals receive compensation for selling the Contract. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this Contract with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this Contract over another investment. See "Distribution, Promotional, and Sales Expenses."

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract if he/she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one. See "Replacements" and "Distribution, Promotional, and
Sales Expenses."

Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay each year when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract depending on the investment options you choose and the features of the Contract. Please refer to the Contract specifications page for information about the specific fees you will pay each year based on the options elected.
The first table describes the fees and expenses you will pay at the time you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Contingent Deferred Sales Charge[1] ("CDSC") (as a percentage of the dollar amount of the Non-Preferred Withdrawal)	8%
Range of CDSC over time:
Number of Completed Contract Years	0	1	2	3	4	5	6+
CDSC Percentage (as a percentage of the dollar amount of the Non-Preferred Withdrawal)	8%	8%	7%	6%	5%	4%	0%

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
Non-Preferred Strategy Earnings Percentage Maximum Potential Loss[1] (as a percentage of the Contract Value withdrawan)	31%
Market Value Adjustment Maximum Potential Loss[2] (as a percentage of the Contract Value available for withdrawal)	100%

1
The Non-Preferred Strategy Earnings Percentage (NSEP) applies to Non-Preferred Withdrawals (including systematic withdrawals) and will also apply when you annuitize the Contract if the amount you annuitize exceeds the Preferred Withdrawal Amount. The NSEP will never apply to a Preferred Withdrawal.
2
The Market Value Adjustment (MVA) applies to Non-Preferred Withdrawals during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA." An MVA will also apply when you annuitize the Contract if you annuitize during the first six Contract Years and the amount you annuitize exceeds the Preferred Withdrawal Amount (See "Annuitization").
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses
The Contract does not assess any explicit annual contract expenses. However, Nationwide may limit the amount you can earn on the Strategies by offering Participation Rates less than 100% and/or by assessing Strategy Spreads. This means your returns may be lower than the Index Performance. In return for accepting this limit on Index Performance, you will receive some protection from Index losses.

Principal Risks
Contract Owners should be aware of the following risks associated with owning the contract:
Risk of Loss
An investment in this Contract is subject to the risk of loss. Each Strategy's defined downside protection, provided by its Protection Level, does not provide complete protection from loss. You may lose money, including a substantial amount of your principal investment and previously credited earnings. Your losses may be significant. At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), you could lose 25% at the end of a Strategy Term.

General Liquidity Risk
We designed the Contract to be a long-term investment, not a short-term investment. You may take partial withdrawals or a full surrender at any time while your Contract is invested in one or more Strategies, but there may be negative consequences for doing so if the withdrawal is a Non-Preferred Withdrawal. Non-Preferred Withdrawals will be calculated in a different manner than if the withdrawal were a Preferred Withdrawal, and it may be subject to a CDSC and a negative MVA, which will negatively impact the performance of your Contract. If you take a Non-Preferred Withdrawal prior to the end of a Strategy Term, at the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), the maximum potential loss as a result of the NSEP calculation is 31% of the amount of Contract Value withdrawn.
It’s important to note that while the CDSC and MVA are only applicable for the first six Contract Years, withdrawals will always be treated as either Preferred Withdrawals or Non-Preferred Withdrawals, even after the first six Contract Years. This means there is no "surrender period" after which all withdrawals will be treated the same. See "Non-Preferred Withdrawal Risk" below. In addition, any partial withdrawal or full surrender may also be subject to a 10% additional federal tax if taken before age 59½. If you plan on taking Non-Preferred Withdrawals, or if you plan to take partial withdrawals or a full surrender prior to age 59½, this Contract may not be appropriate for you.
The extent to which you may transfer Strategy Value among the Strategies is restricted. Strategy Value in a Strategy cannot be transferred until the end of the Strategy Term, and you cannot transfer Strategy Value into a Strategy while its Strategy Term is ongoing. This restricts your ability to react to changes in market conditions during a Strategy Term. In addition, you should understand that investing in Strategies with longer Strategy Terms provides less flexibility to reallocate your Contract Value than investing in Strategies with shorter Strategy Terms. If you invest in Strategies with longer Strategy Terms, you will have fewer opportunities to transfer Contract Value among the Strategies. You should consider whether the inability to reallocate Strategy Value at any time is consistent with your financial needs.
We may defer payment for a partial withdrawal or full surrender under this Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral. There are other circumstances under which we may delay the payment of partial withdrawals or full surrenders, as described in this prospectus. See "Withdrawals."
It is not possible to take withdrawals or surrender your Contract once you reach the Annuitization Date.
Investment Risk
The following describe various investment risks associated with the Contract:
•
When you invest in a Strategy, you are not directly participating in the performance of any stocks or other assets. Instead, the performance of the Strategy depends (in part) on the performance of its Index. The performance of an Index is based on changes in the values of the securities or other assets that comprise or define the Index. The securities comprising or defining the Indexes are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause you to realize investment losses. Your investment losses may be significant.
For a description of particular investment risks to which the Indexes are subject, see "Risks Associated with the Indexes."
•
The historical performance of an Index or a Strategy does not guarantee future results. It is impossible to predict whether an Index or a Strategy will perform positively or negatively over the course of a Strategy Term.
•
While it is not possible to invest directly in an Index under the Contract or otherwise, when you invest in a Strategy, you are indirectly exposed to the investment risks associated with its Index. If you invest in a Strategy that has an Index with higher investment risks, your investment in that Strategy indirectly exposes you to those higher investment risks.
•
Because the Indexes under the Contract are all comprised or defined (at least in part) by a collection of equity securities, each Index is exposed to market risk and issuer risk. Market risk is the risk that market fluctuations may cause the value of a security or asset to fluctuate, sometimes rapidly and unpredictably. Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally.

•
We calculate Index Performance by comparing the value of the Index between two specific points in time which means Index Performance may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Strategies with three-year Strategy Terms.
•
If you are invested in multiple Strategies at the time that you request a partial withdrawal, you cannot select the specific Strategy(ies) from which the partial withdrawal is to be taken. Your partial withdrawal will be allocated among all of your Strategies so that after the withdrawal is processed, the Strategy Values are allocated in the same proportion as before the withdrawal. This means that when you take a withdrawal you may be required to withdrawal money from a Strategy that is performing negatively even if you have some other Strategy performing positively at the time of the withdrawal.
•
Certain Indexes available under this Contract do not include income from any dividends paid by component companies. The exclusion of dividends from an Index will lower the Index Performance, particularly over the course of time. Additionally, certain Indexes are comprised of foreign issuers and include exchange rate methodologies that may lower a Strategy’s returns. See, "Risks Associated with the Indexes" for a summary of other important investment risks to which each Index under the Contract is exposed.
•
In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict with certainty the future performance of the markets.
•
We rely on the third-parties who sponsor and administer the Indexes to provide us with Index Values, which we use to calculate the performance of the Strategies. In general, Index Values are to be provided to us each Business Day. However, there may be short or extended periods of time when we are not provided Index Values for an Index. This may occur for a variety of reasons that are not within our control, including severe market disruptions. If we are not provided with an Index Value, we will use the most recent Index Value provided to us when calculating the performance of the Strategies linked to the applicable Index. If we are provided an Index Value for a prior Business Day for which we were not originally provided an Index Value, we will take reasonable steps to recalculate impacted Contract Values and Contract transactions.
Risks Associated with the Indexes
If you allocate money to an Index Strategy for a Strategy Term, the value of your investment will depend in part on the performance of the applicable Index or Indexes. The performance of an Index is based on changes in the values of the securities or other instruments that comprise or define the Index. The securities and instruments that impact the performance of the Indexes are subject to a variety of investment risks, many of which are complicated and interrelated. You will be exposed to those risks. These risks may affect capital markets generally, specific market segments, specific issuers, or specific asset types. If you invest in a Strategy that has an Index with higher investment risks, your investment in that Strategy indirectly exposes you to those higher investment risks.
The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index Performance may cause you to lose money on your investment in the Contract. The historical performance of an Index or an Index Strategy does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Strategy Term.
Each Index offered under the Contract is exposed to the following risks:
•
Equity Risk. Equity securities (e.g., common stocks) are subject to changes in value. The values of equity securities may be volatile and can be influenced by a number of factors, such as changes in (or perceived changes in) general capital markets, specific market segments, or specific issuers.
•
Issuer Risk. The prices of and the income generated by securities may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
•
Large-Capitalization Company Risk. In general, large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
•
Market Risk. The Index may perform negatively over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of or the income generated by securities or other financial instruments may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, the value of securities or other financial instruments from one country or region may be negatively affected by developments in other countries and regions.
The following describes risks specific to each Index. For detailed descriptions and other important information for each Index, see "Description of the Indexes" and "Appendix D: Additional Index Disclosures."
BlackRock Select Factor Index (Ticker: BSELFCTX)
•
Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.
Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
•
Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
•
Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.
•
Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.

•
Market Index Methodology Risk – Performance Drag. Even though the Index tracks the performance of securities or other financial instruments, it is not an actual portfolio of investments and does not incur the fees or other costs generally associated with managing and owning a portfolio of investments. Nonetheless, in order to more closely align the performance of the Index with the performance of a managed portfolio that takes similar positions as the Index, the Index) includes deductions from the value of the Index as part of its methodology. These deductions negatively impact the performance of the Index. The performance of the Index would be higher if these deductions were not applied.
In addition, the underlying ETFs are subject to management fees, other expenses, and transaction costs that negatively impact their performance and market prices and, consequently, negatively impact the performance of the Index. These negative impacts on performance are compounded by the annualized rate that the Index deducts from its value as part of its methodology.
The drags on Index Values as described above, potentially together with the Strategy Spread and Participation Rate under a Strategy, increase your risk of loss, subject to the downside protection provided by the Strategy.
•
Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
•
Mid- or Small-Capitalization Company Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. All of the risks associated with mid-capitalization companies are magnified with respect to small-capitalization companies.
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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
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Underlying ETF Risks. The ETFs that underlie the Index are subject to several investment risks. Such risks may adversely affect the ETFs’ performance and, consequently, the performance of the Index.
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Risks Common to the Underlying ETFs. All of the underlying ETFs are subject to "Market Risk" and "Issuer Risk" as described above. In addition, all of the underlying ETFs are subject to the following risks:
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Tracking Error Risk. Each ETF seeks to track the investment results of a specific market index. There is no guarantee that an ETF’s investment results will have a high degree of correlation to the performance of the index that it seeks to track, or that the ETF will achieve its investment objective. Each ETF may be subject to tracking error, which is the divergence of an ETF’s performance from that of the index it seeks to track. This risk may be heightened during times of increased market volatility or other unusual market conditions. Among other reasons, tracking error may result because an ETF incurs fees and expenses while the index does not. Certain ETFs may experience higher tracking error than is typical for ETFs that track a market index.

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Market Trading Risks. Each ETF faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation/redemption process. Any of these factors, among others, may lead to an ETF’s shares trading at a premium or discount to net asset value.
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Risks Common to the Underlying Equity ETFs. The underlying equity ETFs are subject to "Equity Risk," "Large-Capitalization Company Risk," and "Mid- or Small-Capitalization Company Risk" as described above.
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Risks Common to the Underlying Fixed Income ETFs. The underlying fixed income ETFs are subject to "Debt Risk," "Government Bond Risk," and "U.S. Government Securities Risk," as described above.
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Risks Specific to Particular Underlying ETFs
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iShares MSCI USA Value Factor ETF – Value Securities Risk. This ETF primarily invests in stocks deemed to be undervalued. Stocks that are perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Value securities have generally performed better than non-value securities during periods of economic recovery (although there is no assurance that they will continue to do so). Value securities may go in and out of favor over time.
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iShares MSCI USA Momentum Factor ETF – Momentum Securities Risk. This ETF primarily invests in stocks that are deemed to exhibit relatively higher price momentum characteristics (i.e., stocks exhibiting strong recent price trends). Stocks that previously exhibited high momentum characteristics may not experience positive momentum in the future or may experience more volatility than the market as a whole.
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iShares MSCI USA Quality Factor ETF – Quality Stock Risk. This ETF primarily invests in stocks that are deemed to have quality characteristics identified through certain fundamental metrics. Even if a stock is deemed to be a quality stock, there is no guarantee that the past performance of that stock will continue. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns. Many factors can affect a stock's quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.
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iShares MSCI USA Size Factor ETF – Low Size Securities Risk. From a defined universe of large- and mid-capitalization companies, this ETF emphasizes investments in stocks with relatively smaller average market capitalization. Relative to the larger companies within the investable universe, stocks of such smaller companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
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iShares MSCI USA Min Vol Factor ETF – Volatility Risk. This ETF emphasizes investments in U.S. equities that, in the aggregate, are deemed to have lower volatility characteristics relative to the broader U.S. equity market. There is no guarantee that such securities will be any less volatile than the market as a whole or any other stocks, and could be more volatile. The ETF may experience more than minimum volatility.
J.P. Morgan Mozaic IISM Index (Ticker: JMOZAIC2)
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Commodities Risk. The performance of commodity investments can be extremely volatile and unpredictable. Prices of commodities are primarily affected by global supply and demand, but they are also significantly influenced by, among other factors, speculative actions, currency exchange rates, governmental programs and policies, national and international political and economic events, changes in interest and exchange rates, trading activities, and sudden disruptions in supply.
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Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.

Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
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Futures Risk. A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset or commodity, or based on the performance of a fund, index, or financial instrument, at a specified future date. The price of a futures contract reflects the expected value of the referenced investment in the future, whereas the spot price reflects the immediate value of the investment. A variety of factors can lead to a disparity between the expected future price and the spot price at a given point in time. In addition, futures markets are subject to disruptions due to various factors, including lack of liquidity, participation of speculators, and government regulation and intervention. There may be an increased risk of prolonged disruptions to futures markets during geopolitical or military conflict. Such disruptions may adversely impact the performance of the Index or the calculation or availability of Index Values. Futures contracts are subject to the risk of default by obligors. These factors and others can cause the price of futures contracts to be volatile. Futures contracts may be subject to legal and regulatory uncertainty, particularly futures contracts that are not traded on regulated exchanges.
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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.
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Liquidity Risk. Securities and other financial instruments may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid assets may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such assets.
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Market Index Methodology Risk – Currency Conversion. The Index includes a methodology for converting foreign currencies into U.S. dollars. The methodology takes into account conversion costs and/or exchange rates. The conversion of foreign currencies into U.S. dollars may negatively impact the performance of the Index. This risk can be impacted by many factors, such as existing and expected rates of inflation; existing and expected interest rate levels; political, civil, or military unrest; the extent of governmental surpluses or deficits; fiscal and trade policies pursued by governments; and the Index’s specific methodology for currency conversions. Currency exchange rates can be very volatile and can change quickly and unpredictably.
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Market Index Methodology Risk – Leverage. The Index may use leverage as part of its methodology. When the Index is leveraged, its market exposure will be greater than 100%. Depending on the Index’s methodology, an Index may use leverage with respect to all components or only particular components. When an Index is leveraged, any price movements in its leveraged components will result in greater changes in the value of the Index than if the Index were not leveraged. In particular, the use of leverage will magnify any negative performance which, in turn, could adversely affect the value of the Index (perhaps significantly). Leverage may significantly increase an Index’s volatility, even if leverage is being used as part of a volatility control overlay.
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.

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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
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Mid- or Small-Capitalization Company Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. All of the risks associated with mid-capitalization companies are magnified with respect to small-capitalization companies.
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Momentum Risk. Momentum investing generally seeks to capitalize on positive trends in the returns of financial instruments. However, there is no guarantee that recent trends in returns will continue in the future. Momentum investing may not perform well in markets characterized by short-term volatility.
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Non-U.S. Securities Risk. Securities and other financial instruments of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities and other financial instruments tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities or instruments are tied economically. These securities or other financial instruments may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities or other financial instruments may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of such securities or instruments. Non-U.S. markets may be more volatile and/or less liquid than those in the United States.
Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement, which could negatively impact liquidity. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
MSCI EAFE Index (Ticker: MXEA)
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Market Index Methodology Risk – Currency Conversion. The Index includes a methodology for converting foreign currencies into U.S. dollars. The methodology takes into account conversion costs and/or exchange rates. The conversion of foreign currencies into U.S. dollars may negatively impact the performance of the Index. This risk can be impacted by many factors, such as existing and expected rates of inflation; existing and expected interest rate levels; political, civil, or military unrest; the extent of governmental surpluses or deficits; fiscal and trade policies pursued by governments; and the Index’s specific methodology for currency conversions. Currency exchange rates can be very volatile and can change quickly and unpredictably.

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Mid- or Small-Capitalization Company Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. All of the risks associated with mid-capitalization companies are magnified with respect to small-capitalization companies.
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Non-U.S. Securities Risk. Securities and other financial instruments of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities and other financial instruments tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities or instruments are tied economically. These securities or other financial instruments may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities or other financial instruments may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of such securities or instruments. Non-U.S. markets may be more volatile and/or less liquid than those in the United States.
Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement, which could negatively impact liquidity. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
NYSE® Zebra Edge® Index (Ticker: ZEDGENY)
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Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.
Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
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Futures Risk. A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset or commodity, or based on the performance of a fund, index, or financial instrument, at a specified future date. The price of a futures contract reflects the expected value of the referenced investment in the future, whereas the spot price reflects the immediate value of the investment. A variety of factors can lead to a disparity between the expected future price and the spot price at a given point in time. In addition, futures markets are subject to disruptions due to various factors, including lack of liquidity, participation of speculators, and government regulation and intervention. There may be an increased risk of prolonged disruptions to futures markets during geopolitical or military conflict. Such disruptions may adversely impact the performance of the Index or the calculation or availability of Index Values. Futures contracts are subject to the risk of default by obligors. These factors and others can cause the price of futures contracts to be volatile. Futures contracts may be subject to legal and regulatory uncertainty, particularly futures contracts that are not traded on regulated exchanges.
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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.
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Liquidity Risk. Securities and other financial instruments may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid assets may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such assets.
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Market Index Methodology Risk – Leverage. The Index may use leverage as part of its methodology. When the Index is leveraged, its market exposure will be greater than 100%. Depending on the Index’s methodology, an Index may use leverage with respect to all components or only particular components. When an Index is leveraged, any price movements in its leveraged components will result in greater changes in the value of the Index than if the Index were not leveraged. In particular, the use of leverage will magnify any negative performance which, in turn, could adversely affect the value of the Index (perhaps significantly). Leverage may significantly increase an Index’s volatility, even if leverage is being used as part of a volatility control overlay.
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
SG Macro Compass Index (Ticker: SGMACRO)
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Commodities Risk. The performance of commodity investments can be extremely volatile and unpredictable. Prices of commodities are primarily affected by global supply and demand, but they are also significantly influenced by, among other factors, speculative actions, currency exchange rates, governmental programs and policies, national and international political and economic events, changes in interest and exchange rates, trading activities, and sudden disruptions in supply.

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Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.
Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
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Futures Risk. A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset or commodity, or based on the performance of a fund, index, or financial instrument, at a specified future date. The price of a futures contract reflects the expected value of the referenced investment in the future, whereas the spot price reflects the immediate value of the investment. A variety of factors can lead to a disparity between the expected future price and the spot price at a given point in time. In addition, futures markets are subject to disruptions due to various factors, including lack of liquidity, participation of speculators, and government regulation and intervention. There may be an increased risk of prolonged disruptions to futures markets during geopolitical or military conflict. Such disruptions may adversely impact the performance of the Index or the calculation or availability of Index Values. Futures contracts are subject to the risk of default by obligors. These factors and others can cause the price of futures contracts to be volatile. Futures contracts may be subject to legal and regulatory uncertainty, particularly futures contracts that are not traded on regulated exchanges.
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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.
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Liquidity Risk. Securities and other financial instruments may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid assets may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such assets.
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Market Index Methodology Risk – Currency Conversion. The Index includes a methodology for converting foreign currencies into U.S. dollars. The methodology takes into account conversion costs and/or exchange rates. The conversion of foreign currencies into U.S. dollars may negatively impact the performance of the Index. This risk can be impacted by many factors, such as existing and expected rates of inflation; existing and expected interest rate levels; political, civil, or military unrest; the extent of governmental surpluses or deficits; fiscal and trade policies pursued by governments; and the Index’s specific methodology for currency conversions. Currency exchange rates can be very volatile and can change quickly and unpredictably.
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Market Index Methodology Risk – Leverage. The Index may use leverage as part of its methodology. When the Index is leveraged, its market exposure will be greater than 100%. Depending on the Index’s methodology, an Index may use leverage with respect to all components or only particular components. When an Index is leveraged, any price movements in its leveraged components will result in greater changes in the value of the

Index than if the Index were not leveraged. In particular, the use of leverage will magnify any negative performance which, in turn, could adversely affect the value of the Index (perhaps significantly). Leverage may significantly increase an Index’s volatility, even if leverage is being used as part of a volatility control overlay.
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Performance Drag. Even though the Index tracks the performance of securities or other financial instruments, it is not an actual portfolio of investments and does not incur the fees or other costs generally associated with managing and owning a portfolio of investments. Nonetheless, in order to more closely align the performance of the Index with the performance of a managed portfolio that takes similar positions as the Index, the Index and one underlying index, include deductions from the value of the Index as part of its methodology. These deductions negatively impact the performance of the Index. The performance of the Index would be higher if these deductions were not applied.
The drags on Index Values as described above, potentially together with the Strategy Spread and Participation Rate under a Strategy, increase your risk of loss, subject to the downside protection provided by the Strategy.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
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Non-U.S. Securities Risk. Securities and other financial instruments of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities and other financial instruments tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities or instruments are tied economically. These securities or other financial instruments may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities or other financial instruments may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of such securities or instruments. Non-U.S. markets may be more volatile and/or less liquid than those in the United States.
Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement, which could negatively impact liquidity. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
S&P 500® Average Daily Risk Control 10% USD Price Return Index (Ticker: SPXAV10P)
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
Limited Growth Potential Risk (Strategy Spread and Participation Rate Risk)
When you invest in a Strategy, the growth (or upside) potential of your investment is not capped, but if your Strategy has a Strategy Spread greater than 0%, the Strategy Spread will reduce the upside potential of your investment. In addition, if the Participation Rate is less than 100%, the Participation Rate will also dampen the upside potential of your investment.
As part of the process for calculating Strategy Earnings, we calculate the Adjusted Index Percentage (AIP), which is then used to calculate the Strategy Earnings Percentage (SEP) and Non-Preferred Strategy Earnings Percentage (NSEP). See "Calculation of Strategy Earnings." The AIP is the Index Performance after the application of the Strategy Spread and the Participation Rate.
The Strategy Spread represents an annualized percentage rate that, when greater than 0%, always has the effect of reducing the Index Performance. The effect of the Strategy Spread gradually increases over the course of the Strategy Term, reaching its full impact on the Strategy Term End Date.
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When comparing Strategies with Strategy Terms that are the same length and all other Crediting Factors are the same, you should understand that a higher Strategy Spread is always more unfavorable to you than a lower Strategy Spread.
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When determining the maximum impact a Strategy Spread will have on your Index Performance, multiply the Strategy Spread by the number of years in the Strategy Term (e.g., if the Strategy Spread is 2% and the Strategy Term is 3 years, this will reduce the Index Performance (after it has been multiplied by the Participation Rate) by 6% at the end of the Strategy Term). Note: in leap years, there may be an additional day of Strategy Spread. See "Strategy Spread."
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When comparing Strategies with Strategy Terms that differ in length, a higher Strategy Spread will always be more unfavorable to you on an annual basis, but the overall impact of a lower Strategy Spread over a multi-year Strategy Term may be more unfavorable to you than the overall impact of a higher Strategy Spread over a shorter Strategy Term.
The Participation Rate represents the proportion of Index Performance that is reflected in the AIP and may have the effect of amplifying or dampening the Index Performance.
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If the Participation Rate is greater than 100%, there will be more upside potential when the Index Performance is positive but more downside potential when the Index Performance is negative (subject to the level of loss protection provided by the Strategy’s Protection Level).

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If the Participation Rate is less than 100%, there will be less upside potential when the Index Performance is positive but less downside potential when the Index Performance is negative (subject to the amount of downside protection provided by the Strategy’s Protection Level).
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If the Participation Rate is equal to 100%, the Participation Rate will have no impact.
When selecting a Strategy for investment, you should not select a Strategy based on any single Crediting Factor, including the Participation Rate or the Strategy Spread. While one Crediting Factor for a Strategy may be more or less favorable or attractive to you, the other Crediting Factors also impact whether that Strategy is appropriate for you based on your financial needs and goals. You should consult with a financial professional prior to selecting a Strategy for investment.
Reinvestment Risk
Except in the limited circumstances under which we may substitute an Index, the Index, Strategy Term and Protection Level will not change for as long as we offer a Strategy. However, the Participation Rate and Strategy Spread may change from Strategy Term to Strategy Term. You do not have the right to reject any Participation Rate or Strategy Spread that we declare for a future Strategy Term. If you do not wish to invest in any of the Strategies at some point in the future, your only option will be to fully surrender your Contract or annuitize your Contract (subject to limitations). A full surrender may be subject to a CDSC and an MVA, and may also have negative tax consequences.
At least 30 days prior to the end of the Strategy Term, we will send you a notice stating (i) the Strategies that will be available for investment at the end of the Strategy Term, (ii) their respective Crediting Factors, including the Participation Rate and Strategy Spread that we declared for the upcoming Strategy Term, and (iii) how to communicate your instructions to us regarding what to do with your money invested in the maturing Strategy. In order to transfer Strategy Value from a Strategy on the Strategy Term End Date to another Strategy that is available for investment, we must receive your transfer request prior to the close of business on the Strategy Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date). If we do not receive such a transfer request, your Strategy Value will be treated in the following manner:
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If the same Strategy is available for investment for another Strategy Term, your Strategy Value will remain in the same Strategy, but with the Participation Rate and Strategy Spread that we declare for the upcoming Strategy Term. This will occur even if the new Participation Rate and Strategy Spread are different from the Strategy’s Participation Rate and Strategy Spread for the previous Strategy Term or since you last selected that Strategy for investment. The Strategy may no longer be appropriate for your investment goals.
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If the same Strategy is no longer available for investment, the Strategy Value will be transferred to the Default Option for the upcoming Strategy Term.
If you are reinvested in the same Strategy or transferred into the Default Option because we did not receive a transfer request from you, and you do not wish to be invested in that Strategy or the Default Option and want to make a change before the end of the new Strategy Term, your only option will be to fully surrender the Contract or annuitize your Contract (subject to limitations). You can take a partial withdrawal to mitigate your unwanted investment exposure, but if you are invested in multiple Strategies, you cannot instruct us to take the partial withdrawal solely from the undesired Strategy. Instead, your partial withdrawal will be allocated among all of your Strategies.
In addition, taking a partial withdrawal or full surrender may result in adjustments and charges, and may result in loss of principal or related earnings even if the Index was performing positively at the time of the partial withdrawal or full surrender. See "Non-Preferred (or Excessive) Withdrawal Risk" below. Taking a partial withdrawal or a full surrender may also have negative tax consequences.
Non-Preferred (or Excessive) Withdrawal Risk
To the extent possible, you should carefully manage the amount of your partial withdrawals, and the timing of any full surrender, to avoid taking annual withdrawals greater than the Preferred Withdrawal Amount (Non-Preferred Withdrawals).
Non-Preferred Withdrawals are subject to applicable CDSCs. The amount of a CDSC, if any, will depend on the amount of a Non-Preferred Withdrawal and the number of Contract Years that you have completed when you take a Non-Preferred Withdrawal. The CDSC schedule starts at 8.00% for the first two Contract Years and then declines with each completed Contract Year thereafter until it reaches 0% after six completed Contract Years. When a CDSC applies to a Non-Preferred Withdrawal, the CDSC will reduce the amount of your Cash Withdrawal. Preferred Withdrawals are not subject to CDSCs.

Non-Preferred Withdrawals are subject to MVAs during the MVA Period, which lasts until you have completed six Contract Years. An MVA—which may be positive, negative, or equal to zero—is assessed as a percentage of the Non-Preferred Withdrawal. If an MVA is negative, the MVA will reduce the amount of your Cash Withdrawal. Preferred Withdrawals are not subject to MVAs.
When you take a Non-Preferred Withdrawal prior to the Strategy Term End Date, we use the NSEP rather than the SEP to calculate earnings. The NSEP formula is typically less advantageous to you than the SEP formula, which is used to calculate any earnings when you take a Preferred Withdrawal. The NSEP formula is less advantageous to you than the SEP formula under the following conditions:
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If the AIP is positive at the time of your Non-Preferred Withdrawal, the AIP will be reduced under the NSEP, while the SEP formula would not reduce the AIP. This means we will apply less Strategy Earnings under the NSEP formula.
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If the AIP is less than the downside protection provided by the Strategy’s Protection Level at the time of your Non-Preferred Withdrawal, the NSEP’s Non-Preferred Withdrawal Adjustment Percentage will result in losses, including loss of principal, that are greater than the amount of downside protection provided by your Protection Level. At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), the maximum potential loss as a result of the NSEP calculation is 31% of the amount of Contract Value withdrawn. See "Non-Preferred Strategy Earnings Percentage (NSEP)" and "Non-Preferred Withdrawal Adjustment Percentage."
It is important to note that the potential impact of the Non-Preferred Withdrawal Adjustment Percentage on the NSEP decreases over the course of a Strategy Term.
It is also important to understand that the Non-Preferred Withdrawal Adjustment Percentage is an annualized percentage and, when applied, may result in loss beyond the defined downside protection provided by the Protection Level. This means that the maximum impact that the Non-Preferred Withdrawal Adjustment Percentage can have on a one-year Strategy Term is a 2% greater loss than the amount of downside protection provided by the Strategy’s Protection Level. The maximum impact that the Non-Preferred Withdrawal Adjustment Percentage can have on a three-year Strategy Term is a 6% greater loss than the amount of downside protection provided by the Strategy’s Protection Level.
Changes to Participation Rate and Strategy Spread Risk
Except in the limited circumstances under which we may substitute an Index, the Crediting Factors for a Strategy will not change for the duration of an ongoing Strategy Term. Also, except in the limited circumstances under which we may substitute an Index, the Index, Strategy Term and Protection Level will not change for as long as we offer a Strategy. However, the Participation Rate and Strategy Spread may change from Strategy Term to Strategy Term. Other than the guaranteed minimums and maximums associated with a Strategy’s Participation Rate and Strategy Spread, which will not change for the entire time that the Strategy is offered under the Contract, there is no guarantee that a Strategy’s current Participation Rate and Strategy Spread will remain the same while you own the Contract.
You do not have the right to reject any Participation Rate or Strategy Spread that we declare for a future Strategy Term. If you do not wish to invest in any of the Strategies at some point in the future, your only option will be to fully surrender your Contract or annuitize your Contract (subject to limitations). A full surrender may be subject to a CDSC and an MVA, and any earnings on a Non-Preferred Withdrawal would be calculated using the Non-Preferred Strategy Earnings Percentage (NSEP). A full surrender may also have negative tax consequences.
You should evaluate whether our ability to change the Participation Rate and Strategy Spread, and your inability to reject such changes, is consistent with your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate for you based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described throughout this prospectus.
Lock-In Risk
Under the Lock-In feature, you may lock in an Index Value for a Strategy prior to the Strategy Term End Date. If you exercise the Lock-In feature, the Index Value that is next calculated after we receive your request will be locked in for purposes of calculating the Index Performance for the remainder of the Strategy Term. You should consider the following risks related to the Lock-In feature:
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You may exercise the Lock-In feature only once during a Strategy Term. Once you exercise the Lock-In feature for a Strategy, it may not be revoked.

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Once you exercise the Lock-In feature for a Strategy, you will no longer participate in the Index’s performance for the remainder of the Strategy Term, even if the Index performs positively.
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As a result of locking in an Index Value, the Index Performance will not change for the remainder of the Strategy Term. However, the Index Performance is not the only factor when calculating your Strategy Earnings. Neither the AIP, SEP, nor NSEP will be locked in and will continue to change (perhaps negatively) over the course of the Strategy Term.
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Even if you lock in an Index Value that, in turn, locks in a positive Index Performance, it may be possible to receive negative Strategy Earnings. This happens when the Strategy Spread component that is deducted from the Index Performance at the end of the Strategy Term (after the Index Performance has been multiplied by the Participation Rate) is greater than the positive Index Performance that was locked-in.
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You should carefully consider the merits of locking in a negative Index Performance. If you lock in an Index Value that, in turn, locks in a negative Index Performance, it will not be possible to receive positive Strategy Earnings throughout the remainder of the Strategy Term. Under such circumstances, it is possible that you would have realized less losses or no losses if you exercised the Lock-In feature at a different time or not at all.
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If you exercise the Lock-In feature for a Strategy, there is no additional earning potential for the Strategy Value allocated to the locked-in Strategy until the end of the Strategy Term (it does not accrue interest and there is no potential for additional earnings).
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Although you may contact our Service Center to obtain the last calculated Index Value, you will not know the locked-in Index Value in advance. This is because we lock in the Index Value next calculated after we receive your request. The Index Value that is locked in may be lower than the Index Value that you last obtained or that was last calculated prior to receiving your request.
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We will not provide advice or notify you regarding whether you should exercise the Lock-In feature or the optimal time for doing so, if one exists. You bear the risk that you will fail to exercise the Lock-In feature at the optimal time during a Strategy Term. You also bear the risk that you will exercise the Lock-In feature at a sub-optimal time during a Strategy Term. We will not warn you if you exercise the Lock-In feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Lock-In feature. It is impossible to know with certainty whether or not a Lock-In should be exercised.
Index Substitution Risk
The Index for a Strategy generally will not change for the duration of an ongoing Strategy Term. However, we may substitute the Index during a Strategy Term in limited circumstances. Subject to regulatory approval, we may substitute the Index if (a) the Index is discontinued or (b) there is a substantial change to the calculation of the Index. If we substitute an Index, the new Index will be similar in composition to the old Index. We will seek to notify you at least 30 days prior to substituting an Index for any Strategy in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable.
You will have no right to reject the substitution of an Index. If we substitute the Index for a Strategy in which you are invested, you will not be permitted to transfer your Strategy Value until the end of the Strategy Term. See "Reinvestment Risk" above.
If we substitute the Index for a Strategy in which you are invested, the performance of the new Index may differ significantly from the performance of the old Index. This may negatively affect the Strategy Earnings applied to your Strategy and the Index Values that you can lock-in under the Lock-In feature.
Nationwide’s Financial Strength and Claims Paying Ability Risk
Our general account assets support our guarantees under the Contract and are subject to claims by our creditors. As such, our guarantees under the Contract are subject to our financial strength and claims-paying ability. There is a risk that we may default on those guarantees. You need to consider our financial strength and claims-paying ability in meeting our guarantees under the Contract.
To request additional information about Nationwide, contact the Service Center.

Cyber Security Risk
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes Nationwide susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service, attacks on systems or websites and other operational disruptions that could severely impede Nationwide’s ability to conduct its businesses and administer the contract (e.g., calculate Contract Values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks. The techniques used to attack systems and networks change frequently and are becoming more sophisticated, including through the use of artificial intelligence (AI) and AI-powered tools.
Cyber-attacks affecting Nationwide, Index providers, intermediaries, and service providers may adversely affect Nationwide and Contract Values. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, there can be no guarantee that Nationwide, its service providers, or intermediaries will avoid cybersecurity incidents affecting Contract Owners in the future..
In the event that Contract administration or Contract Values are adversely affected as a result of a failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to take corrective action and restore Contract Values to the levels that they would have been had the cybersecurity incident not occurred. Nationwide will not, however, be responsible for any adverse impact to Contracts or Contract Values that result from the Contract Owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Business Continuity Risk
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the Contracts. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the Contract could be impaired.
Nationwide
The Contract is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is obligated to pay all amounts promised under the Contract, subject to its creditworthiness and claims-paying ability.
Nationwide is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act"). In reliance on that exemption, Nationwide does not file periodic reports that would be otherwise required under the 1934 Act.
The Contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215. NISC is a wholly-owned subsidiary of Nationwide.

Strategies
General
A Strategy is an investment option under the Contract that credits positive, negative, or zero earnings at the end of a Strategy Term based, in part, on the performance of an Index , and is subject to certain Crediting Factors that impact the gains and losses under the Strategy. An investment in an Index Strategy is not an investment in the Index. You can lose a significant amount of money if the Index declines in value. If amounts are removed from a Strategy prior to the end of a Strategy Term, you could lose a significant amount of money due to the NSEP calculation.
You may have no more than five Strategies at any given time. Strategy Earnings are calculated separately for each Strategy. If you are simultaneously invested in the same Strategy for Strategy Terms that began on different dates, those investments are considered separate Strategies for purposes of the maximum number of Strategies that you can have and for calculating the values and Strategy Earnings under the Contract.
The amount of Strategy Earnings applied to a Strategy during and at the end of a Strategy Term depends on several factors, including:
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The Strategy’s Crediting Factors (including the Index);
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The performance of the Strategy’s Index; and
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The extent to which you take withdrawals, if any.
We reserve the right to add or remove Strategies, subject to any necessary regulatory approval. We will not remove a Strategy during an ongoing Strategy Term.
Information regarding the features of each currently offered Index Strategy, including (i) the Index name; (ii) the Index type; (iii) its Strategy Term; (iv) its Protection Level; and (v) its guaranteed minimum Participation Rate and guaranteed maximum Strategy Spread, is available in "Appendix A: Investment Options Available Under the Contract."
Once you reach the Annuitization Date, the Strategies are not available for investment.
Strategy Earnings
We credit Strategy Earnings to a Strategy on the Strategy Term End Date. We refer to this form of Strategy Earnings as "Term Strategy Earnings." Term Strategy Earnings represent Strategy Earnings paid on the Strategy Value of a Strategy as of the Strategy Term End Date. Term Strategy Earnings take into account the performance of the Strategy’s Index over the course of the entire Strategy Term (except when the Lock-In feature has been exercised or in the event that the Index has been substituted).
We also credit Strategy Earnings to a Strategy when you take a partial withdrawal or full surrender prior to the Strategy Term End Date. We refer to this form of Strategy Earnings as "Interim Strategy Earnings." Interim Strategy Earnings represent both (i) any Strategy Earnings paid on any portion of the partial withdrawal or full surrender that is a Preferred Withdrawal and (ii) any Strategy Earnings paid on any portion of the partial withdrawal or full surrender that is a Non-Preferred Withdrawal. Interim Strategy Earnings take into account the performance of the Strategy’s Index between the beginning of the Strategy Term and the date on which the partial withdrawal or full surrender was taken (except when the Lock-In feature has been exercised or in the event that the Index has been substituted). Interim Strategy Earnings are not applied on a Strategy Term End Date, because only Term Strategy Earnings are applied on a Strategy Term End Date.
If you exercise the Lock-In feature for a Strategy, Term Strategy Earnings and Interim Strategy Earnings will take into account the performance of the Strategy’s Index from the beginning of the Strategy Term until the Lock-In Date. See "Lock-In."
See "Calculation of Strategy Earnings" for information about how Term Strategy Earnings and Interim Strategy Earnings are calculated.

Crediting Factors
General
Each Strategy has Crediting Factors that serve different purposes and impact your investment differently. We use the Crediting Factors to calculate the Strategy Earnings for each Strategy.
Each Strategy has the following five Crediting Factors:
(1) Index;
(2) Strategy Term;
(3) Protection Level;
(4) Participation Rate; and
(5) Strategy Spread
The table below briefly summarizes how the various Crediting Factors impact a Strategy
Index	The market index to which the Strategy is linked
Strategy Term	The duration of the Strategy in years
Protection Level	A factor in the Strategy’s defined downside protection. A higher Protection Level means a higher amount of downside protection. A lower Protection Level means a lower amount of downside protection.
Participation Rate
A factor that amplifies or dampens the Strategy’s performance compared to the Index Performance. A higher Participation Rate means greater upside potential but also greater downside potential (subject to the downside protection). A lower Participation Rate means less upside potential but also less downside potential (also subject to the downside protection). For example, if Index Performance is -5%, a
Participation Rate of 150% would amplify the loss to -7.5% (subject to the downside protection).
Conversely, if Index Performance is 5%, a Participation Rate of 50% would dampen the gain to 2.5%.

Strategy Spread
A factor used as a deduction in calculating a Strategy’s performance. In general, a higher Strategy
Spread will reduce a Strategy’s performance more than a lower Strategy Spread. For example, if Index
Performance after applying the applicable Participation Rate is -5% for a 1-year Strategy Term, a Strategy
Spread of 2% would amplify the loss to -7% (subject to the downside protection). Conversely, if the if
Index Performance after applying the applicable Participation Rate is 5% for a 1-year Strategy Term, a
Strategy Spread of 2% would dampen the gain to 3%.

When selecting a Strategy for investment, you should not select a Strategy based on any single Crediting Factor in isolation. While one Crediting Factor for a Strategy may be more or less favorable or attractive to you, the other Crediting Factors also impact whether that Strategy is appropriate for you based on your financial needs and goals. You should consult with a financial professional prior to selecting a Strategy for investment.
Except in the limited circumstances under which we may substitute an Index (see "Indexes" below), the Crediting Factors for a Strategy will not change for the duration of a given Strategy Term. The Index, Strategy Term and Protection Level will not change for as long as we continue offering a Strategy. However, the Participation Rate and Strategy Spread may change from Strategy Term to Strategy Term, subject to guaranteed minimums and maximums. More specifically:
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For those Strategies that are available for initial investment under your Contract on the Date of Issue, their Crediting Factors (as well as any associated guaranteed minimums and maximums) will be described in your Contract.
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For any new Strategies that we make available for investment under your Contract after the Date of Issue, their Crediting Factors (as well as any associated guaranteed minimums and maximums) will be declared by us at least 30 days prior to the beginning of their first Strategy Terms.
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For all Strategies, after their first Strategy Terms, we will declare their Participation Rates and Strategy Spreads at least 30 days prior to the beginning of an upcoming Strategy Term, subject to their associated guaranteed minimums and maximums.
A Strategy’s Participation Rate and Strategy Spread for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts.

The remainder of this section provides information about the Crediting Factors and the purposes that they serve under the Contract.
Indexes
The Strategies are index-linked investment options. This means that the performance of a Strategy will depend, in part, on the performance of a particular market index over the course of a Strategy Term.
The Indexes under the Contract provide exposure to different markets and asset classes, all of which may perform differently compared to each other and during different time periods. When we calculate Strategy Earnings, if the Index Performance is negative, you will lose money under your Contract unless the Strategy’s downside protection protects you from the loss. When the Index Performance is positive, you may or may not gain money under your Contract, depending on the impact of the Strategy Spread.
We calculate the Index Performance on a point-to-point basis, which is done by comparing:
(a) The value of the Index on the first day of the Strategy Term (the "Strategy Term Start Date") to
(b) The value of the Index on a specific future date during the Strategy Term, which could be the last day of the Strategy Term (the "Strategy Term End Date") or any date prior to the Strategy Term End Date on which you take a withdrawal or exercise a Lock-In.
The Indexes for the Strategies that we are offering for investment currently include:
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BlackRock Select Factor Index1 (Ticker: BSELFCTX)
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J.P. Morgan Mozaic IISM Index (Ticker: JMOZAIC2)
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MSCI EAFE Index2 (Ticker: MXEA)
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NYSE® Zebra Edge® Index (Ticker: ZEDGENY)
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SG Macro Compass Index1 (Ticker: SGMACRO)
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S&P 500® Average Daily Risk Control 10% USD Price Return Index2 (Ticker: SPXAV10P)
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S&P 500® Index2 (Ticker:SPX)
1The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.
2The Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
Description of the Indexes
Provided below is a description of each Index. You may obtain additional information about any Index, including information about its components/weightings, performance, and methodologies, and similar information about any ETFs or other indexes that underlie an Index, by contacting your financial professional or our Service Center. The Index Strategies are not investments in an Index. You do not acquire any ownership interest or any rights in any Index when you purchase the Contract or select an Index Strategy.
See "Principal Risks" for the risks associated with each Index.
BlackRock Select Factor Index (Ticker: BSELFCTX)
Summary
The BlackRock Select Factor Index is designed to provide diversified, multi-asset exposure, while seeking to maintain a target volatility. The Index has dynamic exposure (as discussed further below) to up to eight ETFs that are actively traded on a U.S. stock exchange (NYSE Arca), including up to five ETFs that invest in equities ("Equity ETFs"), up to two ETFs that invest in fixed income instruments ("Fixed Income ETFs"), and up to one ETF against which the Index may take a short position ("Hedged ETF") in order to partially hedge its exposure to equity markets. The Index also has a cash constituent.
Each Equity ETF tracked by the Index emphasizes one of the following equity strategies:
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Value – Stocks with lower valuations based on fundamentals
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Momentum – Stocks exhibiting strong recent price trends
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Quality – Stocks with strong and stable balance sheets

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Size – Stocks of relatively smaller, more nimble companies
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Minimum Volatility – Stocks with lower levels of historical volatility
Each Fixed Income ETF tracked by the Index primarily invests in U.S. Treasury obligations, one investing in short-term bonds and the other investing in long-term bonds.
The Index is considered to be "dynamic" because the Index adjusts its market exposures in response to changing market conditions. All such adjustments are performed pursuant to a rules-based methodology. The Index adjusts its market exposures primarily by changing the target weightings of the ETFs that the Index tracks. In general, when markets are volatile, the Index reduces its exposure to the U.S. equity market (generally by reducing the target weightings of the Equity ETFs) and shifts its fixed income exposure from short-term bonds to long-term bonds (by changing the target weightings among the Fixed Income ETFs). Conversely, when markets are more favorable, the Index increases its exposure to the U.S. equity market (generally by increasing the target weightings of the Equity ETFs) and shifts its fixed income exposure from long-term bonds to short-term bonds (by changing the target weightings among the Fixed Income ETFs). Similarly, the Index may adjust the weighting of its short position on the Hedged ETF or the cash component in response to changing market conditions.
The performance of the Index reflects the reinvestment of ETF dividends back into the Index after the close of trading on the ex-dividend date. Return generated from the Index’s exposure to cash is included in the return of the Index.
Blackrock Index Services, LLC ("BIS") is the index provider for this Index. BIS is not affiliated with Nationwide.
Underlying ETFs
General
BlackRock Fund Advisors ("BFA") serves as the investment adviser for each underlying ETF. Each ETF seeks to track the investment results of a particular market index. BFA uses a representative sampling indexing strategy to manage each ETF. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the applicable market index.
BFA is not affiliated with either Nationwide or the index providers for the ETFs’ underlying indexes. Nor is Nationwide affiliated with any of the index providers for the ETFs’ underlying indexes. BFA and BIS are affiliates.
Information about the Equity ETFs
Provided below is a brief description of the five Equity ETFs. Each Equity ETF seeks to track the investment results of a variant index of the MSCI USA Index. MSCI Inc. is the index provider for the MSCI USA Index and the variant indexes.
The MSCI USA Index is a weighted index that includes U.S. large- and mid- capitalization stocks, as defined by MSCI Inc. As of February 28, 2025, the MSCI USA Index had 589 component companies with a capitalization range (from largest to smallest) of approximately $3.7 trillion to $4.3 billion. The stocks included in each variant index are selected from the stocks included in the broader MSCI USA Index (except for the variant MSCI USA Low Size Index, which includes all the stocks from the MSCI USA Index, as discussed further below).
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iShares MSCI USA Value Factor ETF: This ETF seeks to track the investment results of the MSCI USA Enhanced Value Index, a weighted index composed of stocks with value characteristics and relatively lower valuations. The MSCI USA Enhanced Value Index includes stocks that exhibit certain higher value characteristics based on price-to-book value, price-to-forward earnings, and enterprise value-to-cash flow from operations relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector.
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iShares MSCI USA Momentum Factor ETF: This ETF seeks to track the investment results of the MSCI USA Momentum SR Variant Index, a weighted index composed of stocks exhibiting relatively higher price momentum characteristics. In general, momentum stocks are stocks that exhibit strong recent price trends. The MSCI USA Momentum SR Variant Index selects stocks based on the stocks’ momentum scores. MSCI Inc. calculates momentum scores by analyzing the stocks’ excess returns and deviations in weekly returns over historical periods.
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iShares MSCI USA Quality Factor ETF: This ETF seeks to track the investment results of the MSCI USA Sector Neutral Quality Index, a weighted index composed of stocks with quality characteristics as identified through certain fundamental metrics. The MSCI USA Sector Neutral Quality Index selects stocks that exhibit certain higher quality characteristics (i.e., high return on equity, low earnings variability, and low leverage) relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector.
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iShares MSCI USA Size Factor ETF: This ETF seeks to track the investment results of the MSCI USA Low Size

Index, a weighted index that emphasizes relatively smaller average market capitalizations within the capitalization range of the MSCI USA Index. The MSCI USA Low Size Index includes all stocks in the MSCI USA Index, and is therefore comprised of only large- and mid-capitalization stocks. However, the MSCI USA Low Size Index reweights the stocks such that the weightings of the companies on the lower end of the capitalization range are greater than the companies on the higher end of the capitalization range.
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iShares MSCI USA Min Vol Factor ETF: This ETF seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index, a weighted index composed of stocks that, in the aggregate, have lower volatility characteristics relative to the U.S. large- and mid-cap equity market. The MSCI USA Minimum Volatility (USD) Index selects stocks using a rules-based methodology that is designed to construct a portfolio with the lowest absolute volatility. "Lowest absolute volatility" is measured by MSCI Inc. using a multi-factor risk model and an optimization tool that aims to determine the least volatile index composition based on the projected market risk of the securities in the MSCI USA Index and certain weighting constraints.
Information about the Fixed Income ETFs
Provided below is a brief description of the two Fixed Income ETFs. Each Fixed Income ETF seeks to track the investment results of an index that measures the performance of public obligations of the U.S. Treasury within a range of remaining maturities. The index provider for these indexes is ICE Data Indices, LLC or its affiliates.
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iShares 1-3 Year Treasury Bond ETF: This ETF seeks to track the investment results of the ICE U.S. Treasury 1-3 Year Bond Index, which is composed of U.S. Treasury bonds with remaining maturities between one and three years.
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iShares 20+ Year Treasury Bond ETF: This ETF seeks to track the investment results of the ICE U.S. Treasury 20+ Year Bond Index, which is composed of U.S. Treasury bonds with remaining maturities greater than 20 years.
Information about the Hedged ETF
As discussed under "Volatility Control" immediately below, the Index may partially hedge its exposure to the U.S. equity market by taking a short position against the iShares Core S&P 500® ETF. This ETF seeks to track the investment results of the S&P 500® Index. Please see the description of the S&P 500® Index later in this section for information about that index.
The Index creates this short position by assigning a negative weighting to the Hedged ETF within the Index’s equity allocation.
In general, when the Hedged ETF is negatively weighted within the Index’s equity allocation:
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The value of the Index’s equity position will be lower when the Hedged ETF performs positively, and
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The value of the Index’s equity position will be higher when the Hedged ETF performs negatively.
The impact on the value of the Index’s equity position will be proportionate to the Hedged ETF’s negative weighting. In the most defensive market state, the negative weighting is set to a target weight of -50%. In a neutral market state, the negative weighting is set to a target weight of -33.33%. In an aggressive market state, the negative weighting is set to a target weight of 0%. To the extent that the target weighting is less than 0%, this Index will not be fully participating in any equity market growth.
Volatility Control
The Index seeks to maintain a target annualized volatility of 5%. In accordance with its rules, the Index may manage volatility by dynamically adjusting the target weightings of (i) the Equity ETFs and Fixed Income ETFs, (ii) the cash component, and (iii) the short position against the Hedged ETF as discussed in this section. Depending on market conditions, the Index’s target weighting for its cash component may be greater than its target weightings for its other components.
Weighting and Rebalancing
On a monthly basis, as part of the Index’s dynamic adjustments, the Index computes the target weightings of the Equity ETFs based on its rule-based methodology reflecting factors such as (i) the current stage of the economic cycle (i.e., contraction, expansion, recovery, or slowdown), (ii) the extent to which an Equity ETF offers attractive value (based on market prices of underlying stocks) relative to underlying fundamentals (based on financial reporting metrics of constituent companies); and (iii) the extent to which daily adjusted returns demonstrate above-market price momentum. Any changes to the Equity ETFs’ target weightings are introduced in equal increments over a rebalancing period that generally extends for 10 business days.

On a daily basis, the Index uses market signals derived from the high-yield bond market to compute the target weightings of the Fixed Income ETFs and the Index’s short position against the Hedged ETF. Changes to these target weightings are introduced in equal increments over a period that generally extends for 5 business days. The Index also uses these market signals to maintain the Index’s volatility control overlay on a daily basis. The resulting adjustments for the volatility control overlay are implemented with a one business day lag.
Performance Drag
The performance of the Index reflects the deduction of an annualized rate of 0.50% plus a rate equal to the effective federal funds rate (i.e., a rate that banks pay when borrowing funds from each other) applied to ETF positions having positive weight in the Index. As of February 2, 2026, the effective federal funds rate was 3.64%. The effective federal funds rate changes over time. This deduction negatively impacts the performance of the Index, and the performance of the Index would be higher if this deduction was not applied. In addition, the underlying ETFs are subject to management fees, other expenses, and transaction costs.
Exclusive Licensing
Use of the Index in connection with annuity contracts has been exclusively licensed to Nationwide. The exclusive licensing agreement automatically renews annually on or about May 1, unless terminated by the parties. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued.
New Index
This Index has a more limited performance history, and less publicly available information, compared to more established market indexes.
J.P. Morgan Mozaic IISM Index (Ticker: JMOZAIC2)
Summary
The J.P. Morgan Mozaic IISM Index provides exposure to the performance of futures contracts referencing a diversified group of equities, fixed income assets, and commodities. The Index generally includes nine components selected on a monthly basis from a defined universe of 15 potential components. The Index emphasizes high momentum (i.e., positive trends in the returns) when selecting and weighting its components. The Index also targets a level volatility.
A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset at a specified future date. The market value of a futures contract is affected by the price or value of the underlying asset referenced by the contract. In general, although the value of a futures contract may or may not track the price or value of the referenced asset, as the price or value of the referenced asset rises (or falls), the market value of the futures contract will generally rise (or fall). The Index, through its exposure to its potential constituents (which include indexes that track commodity futures), is currently exposed solely to futures contracts that are traded on regulated futures exchanges, but the Index may in the future be exposed to over-the-counter contracts traded through facilities that are subject to lesser degrees of regulation or no substantive regulation.
Returns from investing in futures contracts are generally derived from three sources: (a) changes in the price of the relevant futures contracts (which is known as the "price return"); (b) any profit or loss realized when replacing the relevant futures contract as it reaches its expiration date with a similar futures contract that has a later expiration date (which is known as the "roll return,"); and (c) any interest earned on the cash deposited as collateral for the purchase of the relevant futures contracts (which is known as the "collateral return"). The Index, which is an "excess return index," measures the "price return" and "roll return" associated with an investment in uncollateralized future contracts. In contrast, a "total return" index would also measure the "collateral return" as well as the "price return" and "roll return."
J.P. Morgan Securities plc ("JPMS plc") is the index provider. JPMS plc is not affiliated with Nationwide.
Possible Index Components
Described below are the Index’s possible equity, fixed income, and commodities components.
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Equity Components. The possible equity components are futures contracts that provide exposure to the performance of equity indexes. There are six possible equity components, each represented by futures contracts referencing the:
(1)
S&P 500® Index (comprised of large-capitalization U.S. companies);
(2)
Nasdaq-100 Index® (comprised of large-capitalization non-financial U.S. and foreign companies traded on The Nasdaq Stock Market);

(3)
Russell 2000® Index (comprised of small-capitalization U.S. companies);
(4)
DAX® Index (comprised of large-capitalization companies traded on the Frankfurt Stock Exchange);
(5)
FTSE® 100 Index (comprised of large-capitalization companies traded on the London Stock Exchange); or
(6)
Tokyo Stock Price Index (TOPIX®) (comprised of large-capitalization companies traded on the Tokyo Stock Exchange).
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Fixed Income Components. The possible fixed income components are futures contracts that provide exposure to the performance of U.S and foreign government bonds. There are six possible fixed income components, each represented by futures contracts referencing a particular group of bonds. The six referenced groups of bonds are:
(1)
Short-term U.S. Treasury notes (i.e., notes issued by the U.S. government);
(2)
Medium-term U.S. Treasury notes;
(3)
Long-term U.S. Treasury notes;
(4)
Euro Bunds (bonds issued by the German federal government);
(5)
Gilts (bonds issued by the U.K. government); and
(6)
JBGs bonds issued by the Japanese government).
The Index’s exposure to fixed income components may be greater, perhaps significantly greater, than its exposure to equity or commodities components. If the Index has greater exposure to fixed income components, a change in the value of the Index’s fixed income futures contracts may have a greater impact on the Index’s return than a change in the value of the Index’s equity or commodities components.
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Commodities Components. The possible commodities components are indexes that track the performance of futures contracts referencing commodities in the energy, industrial metal, and precious metal sectors. There are three possible commodities components. The three underlying indexes are:
(1)
Bloomberg Energy SubindexSM (comprised of futures referencing the commodities included in the relevant sector within the Bloomberg Commodity IndexSM);
(2)
Bloomberg Industrial Metals SubindexSM (comprised of futures referencing the commodities included in the relevant sector within the Bloomberg Commodity IndexSM); and
(3)
Bloomberg Precious Metals SubindexSM (comprised of futures referencing the commodities included in the relevant sector within the Bloomberg Commodity IndexSM).
The index provider for these indexes is Bloomberg Index Services Limited. Bloomberg Index Services Limited is not affiliated with JPMS plc or Nationwide.
Volatility Control
The Index seeks to maintain a target annualized volatility of 4.2%. In general, when assigning a weight to a selected component as discussed under "Weighting and Rebalancing" below, if the recent volatility (calculated as the highest annualized volatility observed over 22, 65 and 130 day periods) of the selected component is greater than the target volatility, the component will be assigned a lesser weight within the Index. Conversely, if the recent volatility of a selected component is less than the target volatility, the component will be assigned a greater weight within the Index. During periods of high volatility, the total weight of the Index’s components may be lower than 100%. A total weight of less than 100% means that the Index is partially uninvested.
The Index also includes an "exposure flattening" feature. If on any day the Index’s overall weekly return on a rolling basis is less than -3%, the Index progressively decreases its overall market exposure to 0% (i.e., completely uninvested). After five weekdays, the Index will restore its market exposures by progressively increasing its exposure to each component until that exposure has been fully restored, subject to the initiation of further exposure flattening.
Leverage
The Index may be subject to increased volatility due to the potential use of significant leverage. The Index may use leverage to increase return from its components or manage volatility in accordance with its rule-based methodology. When the Index uses leverage, the total weight of the Index components will be greater than 100%, up to a maximum of 300%.

The Index’s individual fixed income components can be significantly leveraged, with maximum weights ranging from 45% up to 250%. By comparison, no individual equity or commodity component can represent more than 15% in total weight. In general, the Index is most likely to use leverage when recent volatility is lower than the target volatility.
Weighting and Rebalancing
The Index utilizes a rules-based methodology based on momentum and target volatility to select, weight, and rebalance its components. On a monthly basis, the Index selects for inclusion the nine components with the highest performance over the previous six-month period and then assigns weights to those components based on recent volatility and the Index’s target volatility, all subject to the Index’s rules-based constraints (such as weight caps on individual components and total weight). The composition of the Index is then implemented at the beginning of the following calendar month over a five-day rebalancing period, determined separately for each component. The Index may provide exposure to more or fewer than nine components while it is being rebalanced each month. Depending on recent volatility, it is possible that fewer than nine components could be selected for inclusion.
Exclusive Licensing
Use of the Index in connection with annuity contracts has been exclusively licensed to Nationwide. The exclusivity term under the licensing agreement will expire on December 31, 2025, unless terminated earlier by J.P. Morgan Securities LLC or extended by the parties. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued.
New Index
This Index has a more limited performance history, and less publicly available information, compared to more established market indexes.
MSCI EAFE Index (Ticker: MXEA)
The MSCI EAFE Index is designed to represent the performance of common stocks of large- and mid-capitalization companies across 21 developed markets, including countries in Europe, Australasia, and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions and market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. As of February 27, 2026, the Index had a capitalization range (from largest to smallest) of approximately $565.24 billion to $2.16 billion.
The Index is a price return index and does not include dividends declared by any of the companies in the Index.
The index provider for this Index is MSCI Inc. MSCI Inc. is not affiliated with Nationwide.
NYSE® Zebra Edge® Index (Ticker: ZEDGENY)
General
The NYSE® Zebra Edge® Index is an equally-weighted index that uses a rules-based, contrarian methodology. The Index selects stocks from the NYSE® U.S. Large Cap Equal Weight IndexTM, which is comprised of large-capitalization companies. As of March 1, 2025, the NYSE® U.S. Large Cap Equal Weight IndexTM had a capitalization range (from largest to smallest) of approximately $3.8 trillion to $10 billion.
The Index favors "cool" stocks over "hot" stocks. Cool stocks are stocks that have experienced lower trading frequency over the last two years and lower volatility over the last three months and one year. Hot stocks are stocks that have experienced the highest trading frequency over the last two years and the highest volatility over the last three months and one year.
The index provider for this Index is ICE Data Indices, LLC. ICE Data Indices, LLC is not affiliated with Nationwide.
Construction
The Index is reconstructed on a quarterly basis. From the universe of 500 stocks in the NYSE® U.S. Large Cap Equal Weight IndexTM, the Index removes the 150 most popular names and the 250 most long- and short-term volatile names. The remaining stocks are selected and weighted equally within the Index. The equity portion of this Index rebalances quarterly on the last day of trading in February, May, August, and November.
Volatility Control

To mitigate the effects of volatility on returns, the Index uses a risk control process. Rebalancing under the risk control process occurs daily. If recent volatility in the Index’s equity exposure exceeds 5%, the Index moves a portion of its equity allocation to U.S. Treasury futures. If recent volatility in the Index’s total exposure exceeds 5%, the Index moves a portion of its allocation to cash. If recent volatility is below 5%, the Index maintains equity exposure of at least 100%.
Leverage
The Index may be subject to increased volatility due to the potential use of significant leverage. Subject to the Index’s risk control process, when recent volatility is below 5%, the Index’s equity exposure may be increased beyond 100% up to a 150% maximum.
SG Macro Compass Index (Ticker: SGMACRO)
Summary
The SG Macro Compass Index is a rules-based index tracking the performance of thirteen underlying indexes, providing exposure to a diversified group of equity, fixed income, and commodities futures. Eleven of the underlying indexes are composed of (or reference) equities, fixed income, or commodities futures contracts. The remaining two underlying indexes are composed of U.S. stocks. The Index also seeks to maintain a target volatility.
The index provider for this Index and all of the underlying indexes is Société Générale or an affiliate thereof. Société Générale is not affiliated with Nationwide.
Underlying Futures Indexes
A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset at a specified future date. The market value of a futures contract is affected by the price or value of the underlying asset referenced by the contract. In general, although the value of a futures contract may or may not track the price or value of the referenced asset, as the price or value of the referenced asset rises (or falls), the market value of the futures contract will generally rise (or fall). The Index is exposed solely to futures contracts that are traded on regulated futures exchanges.
Returns from investing in futures contracts are generally derived from three sources: (a) changes in the price of the relevant futures contract (which is known as the "price return"); (b) any profit or loss realized when replacing the relevant futures contract as it reaches its expiration date with a similar futures contract that has a later expiration date (which is known as the "roll return"); and (c) any interest earned on the cash deposited as collateral for the purchase of the relevant futures contract (which is known as the "collateral return"). The underlying futures indexes are "excess return" indexes, meaning they measure the "price return" and "roll return" associated with an investment in uncollateralized future contracts, rather than a "total return" index which would also measure the "collateral return."
Provided below is a brief description of the eleven underlying indexes composed of (or referencing) futures contracts.
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Equity Futures Indexes – IND1CUE1, IND1CEE1, IND1CJE1: The three equity futures underlying indexes provide the SG Macro Compass Index with exposure to stock markets. Each underlying index gains exposure to stock market performance by including specific futures contracts that track certain U.S. and foreign stock market indexes. The underlying indexes’ futures contracts reference, respectively, the S&P 500® Index (comprised of large-capitalization U.S. companies), the DAX® Index (comprised of large-capitalization companies traded on the Frankfurt Stock Exchange), and the Nikkei 225® Index (comprised of large-capitalization companies traded on the Tokyo Stock Exchange).
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Fixed Income Futures Indexes – IND1BJB, IND1BFV, IND1BTY, IND1BUS, IND1BOE, IND1CER1, IND1BUB: The seven fixed income futures underlying indexes provide the SG Macro Compass Index with exposure to the performance of groups of U.S. and foreign government bonds. Each underlying index gains exposure to these government bonds by including futures contracts that reference U.S. Treasury notes (5, 10, and 20 year notes issued by the U.S. government), Euro Bunds (5, 10, and 30 year bonds issued by the German federal government), and JGBs (10 year bonds issued by the Japanese government).
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Commodities Futures Index – IND1CARC: The commodities futures underlying index exposes the SG Macro Compass Index to the performance of commodities. The underlying index gains exposure to these commodities by including futures contracts that reference natural gas, WTI crude, Brent crude oil, gasoline blendstock, heating oil, corn, soybean, soybean oil, soybean meal, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, gas oil, and zinc.
Underlying U.S. Stock Indexes

The two underlying indexes composed of U.S. stocks further expose the SG Macro Compass Index to the U.S. stock market. Both underlying indexes employ rules-based methodologies to select and track stocks included in the S&P 500® Index. Please see the description of the S&P 500® Index later in this section for information about that index.
Provided below is a brief description of the two underlying indexes composed of U.S. stocks.
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SGI Low Vol 200 Index: The SGI Low Vol 200 Index selects on a monthly basis the 200 stocks that, subject to a liquidity threshold, have exhibited the lowest relative volatility over the previous year. It then weights those stocks inversely proportional to their volatility, with stocks exhibiting lower volatility receiving greater weighting.
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SGI Equity Value US Index: The SGI Equity Value US Index selects on a quarterly basis an equally weighted basket of the 100 stocks that score the highest according to a value methodology. The index’s value methodology seeks to identify undervalued stocks by comparing stocks according to five fundamental ratios: book to price; earnings to price; one year forward earnings to price; earnings before interest, taxes, depreciation, and amortization (EBITDA) to enterprise value; and free cash flow to price.
Volatility Control
The Index seeks to maintain a target annualized volatility of approximately 5%. In accordance with its rules-based methodology, during periods of high volatility, the Index may reduce its exposure to any basket of underlying indexes, in which case the Index may be only partially invested. During periods of low volatility, the Index may increase its exposure to any basket of underlying indexes, in which case the Index may have an exposure greater than 100%.
Leverage
The Index may be subject to increased volatility due to the potential use of significant leverage. The Index may use leverage to manage volatility or increase returns in accordance with its rules-based methodology. When the Index uses leverage, the Index may increase its total exposure up to a maximum of 200%.
Weighting and Rebalancing
The underlying indexes have predetermined weights based on an algorithmic model that looks at real GDP growth and inflation expectations in order to identify a current market state, either "expansion," "contraction," or "neutral." A neutral or contraction market state will result in the underlying fixed income indexes being weighted significantly greater than the equity or commodities indexes. An expansion market state will result in the equity indexes being weighted significantly greater than the fixed income or commodities indexes. When the Index has greater exposure to a particular market, which is done by weighting the corresponding underlying indexes to a greater extent, fluctuations in that market will have a greater impact on the Index’s return than fluctuations in the other markets.
On a quarterly basis, the Index identifies the current market state and rebalances the weights of the underlying fixed income and equity indexes accordingly.
The commodities-based underlying index has a constant weighting regardless of the market state.
Performance Drag
The performance of the Index reflects the deduction of transaction and replication costs from the returns of the underlying indexes. The transaction and replication costs, deducted as an annualized percentage on a daily basis, are fixed for each underlying index and range from 0.22% to 0.69%. The "transaction costs" represent an estimate of the costs that would be incurred to buy and sell the index components each time the Index rebalances due to changes in weightings of the Index components. The "replication costs" represent an estimate of the financing costs that would be incurred in holding an investment in the index components. The deduction of these costs occurs at the Index level (i.e., the return on the Index is reduced based on the applicable transaction and replication costs). One underlying index also includes replication costs which serve to reduce its return.
New Index
This Index has a more limited performance history, and less publicly available information, compared to more established market indexes.
S&P 500® Average Daily Risk Control 10% USD Price Return Index (Ticker: SPXAV10P)
The S&P 500® Average Daily Risk Control 10% USD Price Return Index seeks to limit the volatility of the S&P 500® Index to a target level of 10%.

This Index has exposure to two components: its underlying index (the S&P 500® Index) and a cash component. Please see "S&P 500® Index" below for a description of the underlying index. The Index is dynamically adjusted based on its target volatility. The Index is considered to be "dynamically adjusted" because the Index adjusts its market exposures in response to changing market conditions. The Index assesses market conditions on a daily basis and adjusts its weightings based on its methodology. Generally, if volatility increases, the Index moves weight out of the underlying index and into cash. Conversely, if volatility decreases, the Index moves more weight into the underlying index and weights less in cash.
This Index is a price return index and does not include dividends declared by any of the companies in the underlying index as part of its return. Return is generated within the Index by the cash component when equity exposure is less than 100%.
The index provider for this Index is S&P Dow Jones Indices LLC ("SPDJI"). SPDJI is not affiliated with Nationwide.
S&P 500® Index (Ticker: SPX)
The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
This Index is a price return index and does not include dividends declared by any of the companies in this Index.
The index provider for this Index is S&P Dow Jones Indices LLC ("SPDJI"). SPDJI is not affiliated with Nationwide.
Strategy Term
The Strategy Term represents the duration of the Strategy, expressed in years. Each Strategy has its own Strategy Term. The lengths of Strategy Terms may vary among Strategies. The length of a Strategy Term will not change for as long as we continue to offer that Strategy. Currently, the Strategies offered under the contract have Strategy Terms of either 1 or 3 years.
A Strategy Term may begin on the Date of Issue or a Contract Anniversary. A Strategy Term ends on its Strategy Term End Date, which will always be a Contract Anniversary.
Amounts must remain in a Strategy until the end of a Strategy Term or be withdrawn as a Preferred Withdrawal to be credited using the SEP calculation. Withdrawals (including systematic withdrawals) and amounts annuitized before the end of a Strategy Term that are in excess of the Preferred Withdrawal Amount are calculated using the NSEP calculation, which reduces gains and may increase losses, including losses that could exceed the Strategy’s defined downside protection. A Non-Preferred Withdrawal may be subject to CDSC and a negative MVA. Any withdrawal may be subject to tax and tax penalties. See "Withdrawals."
Because you are not permitted to transfer Contract Value during a Strategy Term, you should understand that a Strategy with a longer Strategy Term provides less flexibility to allocate your Contract Value than a Strategy with a shorter Strategy Term. This means if you invest in Strategies with longer Strategy Terms, you will have fewer opportunities to transfer Contract Value among the Strategies.
Protection Level
The Protection Level represents an amount of downside protection under a Strategy for a Strategy Term. The Protection Level is presented as a percentage (currently, 100%, 95%, or 90%). A higher Protection Level provides more protection against loss than a lower Protection Level. If you select a Strategy with a 90% Protection Level, your rate of return that is calculated at the end of the Strategy Term cannot be lower than -10%. If you select a Strategy with a 95% Protection Level, your rate of return that is calculated at the end of the Strategy Term cannot be lower than -5%. If you select a Strategy with a 100% Protection level, your rate of return that is calculated at the end of the Strategy Term cannot be lower than 0%. The Protection Level for a Strategy will not change for as long as we offer that Strategy. Regardless of the Strategy, a Protection Level will never be lower than 75% for any Strategy Term.
The maximum amount of loss that you may realize on a Strategy Term End Date, or when you take a Preferred Withdrawal, is your Protection Level minus 100% (i.e., a 100% Protection Level minus 100% protects you from all market loss; a 95% Protection Level minus 100% protects you from loss in excess of -5%; a 90% Protection Level minus 100% protects you from loss in excess of -10%). In those circumstances, we use the Strategy Earnings Percentage (SEP) to calculate your Strategy Earnings.

The Protection Level’s defined downside protection does not apply to a Non-Preferred Withdrawal. There is some downside protection provided for Non-Preferred Withdrawals, but the maximum amount of loss that you may realize is greater when you take a Non-Preferred Withdrawal. In that circumstance, we use the Non-Preferred Strategy Earnings Percentage (NSEP) to calculate your Strategy Earnings. For the NSEP, the maximum amount of loss that you may realize is greater than the maximum amount of loss under the SEP due to the Non-Preferred Withdrawal Adjustment Percentage.
You should understand that the Protection Level provides only limited protection against downside potential. The Protection Level does not provide absolute protection against negative Strategy Earnings. You may lose money, and it is possible to lose a substantial amount of your principal investment under this Contract. When comparing Strategies with different Protection Levels, a higher Protection Level provides more protection against loss than a lower Protection Level.
You should also understand that the downside protection provided by a Strategy’s Protection Level only applies to a single Strategy Term. If you remain invested in the Strategy over multiple Strategy Terms, you can experience losses up to the downside protection (and more, if you take a Non-Preferred Withdrawal) each Strategy Term. In effect, the cumulative losses over multiple Strategy Terms could significantly exceed the level of downside protection provided by the Protection Level for one Strategy Term.
Example:
The table below illustrates the impact of the Protection Level on the SEP and the NSEP. See "Strategy Earnings Percentage (SEP)" and Non-Preferred Strategy Earnings Percentage (NSEP)."
Protection Level	Your Maximum Amount of Loss using the SEP for 1 and 3 Year Strategy Terms	Your Maximum Amount of Loss using the NSEP* for 1 Year Strategy Term	Your Maximum Amount of Loss using the NSEP* for 3-Year Strategy Term
100%	0%	-2%	-6%
95%	-5%	-7%	-11%
90%	-10%	-12%	-16%
*Assumes a withdrawal on the first day of the Strategy Term and therefore the highest possible impact of the Non-Preferred Withdrawal Adjustment Percentage of 2%. The potential impact of the Non-Preferred Withdrawal Adjustment Percentage on the NSEP gradually decreases over the course of a Strategy Term, reaching its least potential impact on the day prior to the Strategy Term End Date. As a result, your maximum amount of loss using the NSEP will gradually decrease as the Strategy Term elapses.
Strategies with lower Protection Levels generally offer higher Participation Rates providing Contract Owners who are willing to accept more risk with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.
Participation Rate
The Participation Rate represents the portion of the Index Performance that is used to calculate the AIP. The Participation Rate applies to both positive and negative Index Performance and may limit positive Index Performance or amplify negative Index Performance. The Participation Rate is presented as a percentage greater or less than, or equal to, 100% (e.g., 50% or 150%). The Participation Rate may have the effect of increasing gains or losses (or neither) as follows:
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If the Participation Rate is greater than 100%, it will increase your upside potential when the Index Performance is positive. For example, if your Participation Rate is 150%, we will multiply any positive Index Performance by 150%.
A Participation Rate greater than 100% also increases your downside risk. For example, if your Participation Rate is 150%, we will multiply any negative Index Performance by 150% (subject to any applicable defined downside protection).
•
If the Participation Rate is less than 100%, it will decrease your upside potential when the Index Performance is positive. For example, if your Participation Rate is 90%, we will apply only 90% of the positive Index Performance.
A Participation Rate lower than 100% also decreases your downside risk when Index Performance is negative. For example, if your Participation Rate is 90%, we will only apply 90% of the negative Index Performance (subject to any applicable defined downside protection).

•
If the Participation Rate is equal to 100%, it will neither increase nor decrease your upside potential or downside risk.
Nationwide declares a new Participation Rate at the start of each Strategy Term, which may be different than the prior Participation Rate for the same Strategy. However, the Participation Rate for a Strategy will not change for the duration of a Strategy Term. The Participation Rate for any Strategy offered under the Contract is guaranteed to never be less than 5%. A Strategy’s Participation Rate for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts.
Current Participation Rates can be found at the following website: https://www.nationwide.com/campaigns/defined-protection-current-rates.
Example:
The table below illustrates the impact of the Participation Rate on the AIP, which is effectively the Index Performance adjusted for the Participation Rate and Strategy Spread but before the application of the floor protection provided by the Protection Level. The formula for the AIP may be found under "Adjusted Index Performance (AIP)."
Index Performance	Participation Rate	Adjusted Index Performance (Assuming 0% Strategy Spread)
+10%	125%	+12.5%
+10%	100%	+10%
+10%	50%	+5%
+10%	15%	+1.5%
-10%	125%	-12.5%
-10%	100%	-10%
-10%	50%	-5%
-10%	15%	-1.5%
Strategies with lower Protection Levels generally offer higher Participation Rates providing Contract Owners who are willing to accept more risk with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.
Strategy Spread
The Strategy Spread is an annualized percentage used as a deduction in the calculation of a Strategy’s performance. A Strategy Spread greater than 0% always has the effect of reducing a Strategy’s performance. A Strategy will never have a Strategy Spread lower than 0%. With all other Crediting Factors being equal, a Strategy Spread allows Nationwide to offer a higher Participation Rate for a Strategy than what would be offered on the same Strategy without the Strategy Spread.
Nationwide declares a new Strategy Spread at the start of each Strategy Term, which may be different than the prior Strategy Spread for the same Strategy. However, the Strategy Spread will not change for the duration of a Strategy Term. There is no guaranteed maximum Strategy Spread under the Contract; however, each Strategy has a maximum Strategy Spread guaranteed for the life of the Contract, which is the initial Strategy Spread when that Strategy was first made available to the Contract plus 2%. Each available Strategy’s maximum Strategy Spread is identified in "Appendix A: Investment Options Available Under the Contract." A Strategy’s Strategy Spread for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts.
Current Strategy Spreads can be found at the following website: https://www.nationwide.com/campaigns/defined-protection-current-rates.
To calculate the Strategy Spread’s impact at any point in time, it is multiplied by the Elapsed Term. As an annualized percentage, the Strategy Spread’s potential impact increases over the course of the Strategy Term, reaching its full impact on the Strategy Term End Date. For instance, if a Strategy has a one-year Strategy Term and a Strategy Spread of 2%, the impact of the Strategy Spread will not reach 2% until the Strategy Term End Date. Further, if a Strategy has a three-year Strategy Term and a Strategy Spread of 2%, the impact of the Strategy Spread will not reach 6% until the Strategy Term End Date.
During a leap year there may be an additional day of accrual of the Strategy Spread if leap day is part of the Strategy Term (e.g. for a 1-year Strategy Term, in non-leap years the Elapsed Term at the end of the Strategy Term would be 1, but in a leap year the Elapsed Term would be 1.0027.)

A Strategy Spread can result in negative Strategy Earnings even if you have positive Index performance. See "Limited Growth Potential Risk (Strategy Spread and Participation Rate Risk)" for additional risk information about the Strategy Spread.
Examples:
The table below illustrates the impact of the Strategy Spread on a Strategy with a one-year Strategy Term and varying Participation Rates. The Strategy Spread and Participation Rate are used to calculate the Adjusted Index Performance (AIP), which is effectively the Index Performance adjusted for the Participation Rate and Strategy Spread. The Index Performance is first multiplied by the applicable Participation Rate, and then the Strategy Spread is deducted. The table assumes the AIP is calculated at the end of the Strategy Term. See " Adjusted Index Performance."
Index Performance	Participation Rate	Strategy Spread	Adjusted Index Performance
+5%	100%	2%	+3.0%
+1%	100%	2%	-1.0%
-5%	100%	2%	-7.0%
+5%	50%	2%	+0.5%
+1%	50%	2%	-1.5%
-5%	50%	2%	-4.5%
+5%	150%	2%	+5.5%
+1%	150%	2%	-0.5%
-5%	150%	2%	-9.5%
Additional Index Information
Index Substitution During a Strategy Term
We reserve the right to add or remove any Index in the future. There is no guarantee that a Strategy using any of the Indexes listed above will always be available for investment.
The Index for a Strategy generally will not change for the duration of an ongoing Strategy Term. However, we also reserve the right to substitute the Index during a Strategy Term at any time, in limited circumstances. Subject to regulatory approval, we may substitute the Index if (a) the Index is discontinued or (b) there is a substantial change to the calculation of the Index. If we substitute an Index, the new Index will be similar in composition to the old Index. We will seek to notify you at least 30 days prior to substituting an Index for any Strategy in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable.
If we substitute an Index during a Strategy Term, the Index Performance for the Strategy (unless the Lock-In feature has been exercised) will be equal to the result of compounding the performance of the old index prior to the substitution date and the performance of the new index after the substitution date. This is equal to (1+A) x (1+B) -1 where:
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A is equal to the percentage change in the value of the old Index between the first day of the Strategy Term (or the first day during the Strategy Term on which the old Index was used, whichever is later) and the value of the Index on the date of substitution; and
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B is equal to the percentage change in the value of the new Index between the date of substitution and the relevant later date in the Strategy Term.
For example, assume that we substitute the Index for a Strategy on a date during the Strategy Term. Also assume that the Index Performance for the old Index between the Strategy Term Start Date and the substitution date was +10%, and that the Index Performance for the new Index between the substitution date and the Strategy Term End Date was -5%. In this scenario, the Index Performance between the Strategy Term Start Date and the Strategy Term End Date would be +4.5%, i.e. (1+10%) x (1 + -5%) -1.

Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 50% Participation Rate, a hypothetical 0% Strategy Spread, and a hypothetical 90% Protection Level. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Strategies, and does not reflect Contract fees and charges, including the CDSC, a negative MVA or Non-Preferred Withdrawals calculated using the NSEP calculation, which reduce performance.
BlackRock Select Factor Index

1 The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.

J.P. Morgan Mozaic IISM Index

MSCI EAFE Index

1
The Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

NYSE® Zebra Edge® Index

SG Macro Compass Index

1 The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.

S&P 500® Average Daily Risk Control 10% USD Price Return Index

1
The Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
S&P 500® Index

1
The Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Actions on Strategy Term End Dates
At the end of a Strategy Term, you may take any one or more of the permissible actions listed below.
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Reinvest – You may reinvest some or all of your Strategy Value in the same Strategy for another Strategy Term (with the Participation Rate and Strategy Spread that we declare for the upcoming Strategy Term), assuming that the Strategy is available for investment.

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Transfer – You may transfer some or all of your Strategy Value to another Strategy that is available for investment for a Strategy Term (with the Participation Rate and Strategy Spread that we declare for the upcoming Strategy Term).
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Partial Withdrawal or Full Surrender – You may take a partial withdrawal or fully surrender the Contract, which will be treated as a Preferred Withdrawal and/or a Non-Preferred Withdrawal, depending on your Remaining Preferred Withdrawal Amount.
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Annuitize – You may annuitize the Contract at any time, provided that the Annuity Commencement Date is at least two years after the Date of Issue and the requested date is not later than the first day of the first calendar month after the Annuitant’s 90th birthday unless approved by Nationwide.
For each of your Strategies, at least 30 days prior to the end of the Strategy Term, we will send you a notice stating (i) the Strategies that will be available for investment at the end of the Strategy Term, (ii) their respective Crediting Factors, including the Participation Rate and Strategy Spread that we declared for the upcoming Strategy Term, and (iii) how to communicate your instructions to us regarding what to do with the Strategy Value invested in the maturing Strategy.
If we do not receive instructions from you prior to the close of business on the Strategy Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), your Strategy Value in the maturing Strategy will be treated as follows:
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If the maturing Strategy is available for reinvestment, your entire Strategy Value in the maturing Strategy will be reinvested in the same Strategy for another Strategy Term, but with the Participation Rate and Strategy Spread that we declare for the upcoming Strategy Term.
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If the maturing Strategy is not available for reinvestment, your entire Strategy Value in the maturing Strategy will be transferred to the Default Option.
If your Strategy Value is reinvested in the same Strategy or transferred to the Default Option, and you do not wish to be invested in that Strategy or the Default Option, your only option will be to fully surrender the Contract or annuitize the Contract (subject to limitations). You can take a partial withdrawal to mitigate your unwanted investment exposure, but if you are invested in multiple Strategies, you cannot instruct us to take the partial withdrawal solely from the undesired Strategy. Instead, your partial withdrawal will be allocated among all of your Strategies so that after the withdrawal is processed, the Strategy Values are allocated in the same proportion as before the withdrawal.
Default Option
As described above, if you have Strategy Value invested in a Strategy that will not be available for reinvestment for the next Strategy Term, and if we do not receive instructions from you prior to the close of business on the Strategy Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), your entire Strategy Value in the maturing Strategy will be transferred to the Default Option. The Default Option is currently the S&P 500® Index, 1 Year, 100% Protection Level Strategy.
If you have Strategy Value invested in a Strategy that will not be available for reinvestment for the next Strategy Term, we will send you the Default Option’s Participation Rate and Strategy Spread for the next Strategy Term at least 30 days prior to the end of the Strategy Term End Date.
We will not change the Index for the Default Option unless the Index of the Default Option is discontinued or there is a substantial change to the calculation of the Index as described in "Crediting Factors – Indexes." We reserve the right to change the Default Option in the future. We will revise this prospectus prior to changing the Default Option.
Transfers Between Strategies
On a Strategy Term End Date, you may transfer free of charge some or all of your Strategy Value in the maturing Strategy to another Strategy that is available for investment.
You are not permitted to transfer Strategy Value from a Strategy other than on its Strategy Term End Date. Nor are you permitted to transfer Strategy Value into a Strategy if its Strategy Term is ongoing.
If your Strategy Term End Date is a Business Day, a transfer request must be received by our Service Center prior to the close of business on that Business Day. If we do not receive a transfer request from you prior to the close of business on that Business Day, the transfer will not occur. If your Strategy Term End Date is not a Business Day, a transfer request must be received by our Service Center at least one Business Day prior to the Strategy Term End Date. If we do not receive a transfer request from you at least one Business Day prior to the Strategy Term End Date, the transfer will not occur. Transfer requests may be submitted in writing to our Service Center and must be signed by the Contract Owner. At our discretion, we may accept transfer requests by telephone or, if available, by Internet.
Your transfer request will not be deemed to be received by our Service Center until it is in good order. To be in good order, the transfer request must identify:
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The Contract number;
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The date of the first day of the upcoming Strategy Term;
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The Strategy (or Strategies) from which you are transferring Strategy Value and the amount(s) to be transferred; and
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The Strategy (or Strategies) to which you are transferring Strategy Value and the amount(s) (by percentage) to be transferred.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
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By telephone at 1-800-848-6331 (TDD 1-800-238-3035)
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By mail to P.O. Box 182021, Columbus, Ohio 43218-2021
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By Internet at www.nationwide.com
Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
We may be required to provide information about your Contract to government regulators. If mandated under applicable law, Nationwide may be required to reject a Purchase Payment and to refuse to process transaction requests under the Contract until instructed otherwise by the appropriate regulator.
Charges and Adjustments
Contingent Deferred Sales Charges (CDSC)
When you take a Non-Preferred Withdrawal under the Contract during the first six Contract Years, the Non-Preferred Withdrawal will be subject to a Contingent Deferred Sales Charge (CDSC). After the sixth Contract Year, no withdrawals will be subject to a CDSC. A CDSC always has the effect of reducing your Cash Withdrawal. We will never apply a CDSC to a Preferred Withdrawal.
When a CDSC is imposed, the CDSC will equal the CDSC Base x CDSC Percentage.
The CDSC Base will equal the dollar amount of the Non-Preferred Withdrawal. If only a portion of a Gross Withdrawal is treated as a Non-Preferred Withdrawal, the CDSC Base will equal the portion of the Gross Withdrawal that is a Non-Preferred Withdrawal.
The CDSC Percentage will depend on the number of Contract Years you have completed when you take a Non-Preferred Withdrawal. The CDSC Percentage schedule is set forth below. The CDSC Percentage schedule starts at 8.00% for the first two Contract Years and then declines with each completed Contract Year thereafter until it reaches 0% after six completed Contract Years.
Number of Completed Contract Years	CDSC Percentage (as a percentage of the CDSC Base)
0	8%
1	8%
2	7%

Number of Completed Contract Years	CDSC Percentage (as a percentage of the CDSC Base)
3	6%
4	5%
5	4%
6+	0%
No CDSC is charged on the payment of the Death Benefit, any partial withdrawals or full surrender after the Death Benefit is paid, or annuity payments made after Annuitization Date.
CDSCs are intended to reimburse us for expenses that we incur in connection with the sale of the Contract.
Market Value Adjustment (MVA)
When you take a Non-Preferred Withdrawal during the MVA Period, which is the first six Contract Years, the Non-Preferred Withdrawal will be subject to a Market Value Adjustment (MVA). After the sixth Contract Year, Non-Preferred Withdrawals will not be subject to MVAs. We will never apply an MVA to a Preferred Withdrawal.
An MVA, when applied, may be positive, negative, or equal to zero. If an MVA is negative, it will decrease your Cash Withdrawal. If an MVA is positive, it will increase your Cash Withdrawal. If an MVA is equal to zero, it will have no effect on your Cash Withdrawal. A negative MVA could result in a loss beyond the defined downside protection provided by the Protection Level and, under extreme circumstances, could result in a loss of 100% of the Contract Value available for withdrawal.
The MVA is intended to approximate, without duplicating, our experience when we liquidate fixed-income assets in order to satisfy our payment obligations under the Contract. We utilize a market value reference rate to determine this approximation. When liquidating assets, Nationwide may realize either a gain or a loss. If the market value reference rate has increased relative to the market value reference rate on the Date of Issue, the MVA will be negative. Conversely, if the market value reference rate has decreased relative to the market value reference rate on the Date of Issue, the MVA will be positive.
When an MVA is imposed, the MVA will equal the MVA Base x MVA Factor.
In the formula above, the MVA Base equals the dollar amount of the Non-Preferred Withdrawal. If only a portion of a Gross Withdrawal is treated as a Non-Preferred Withdrawal, the MVA Base will equal the portion of the Gross Withdrawal that is a Non-Preferred Withdrawal.
We calculate the MVA Factor using the following formula:
MVA Factor = MVA Scaling Factor x (A – B) x N/12, where:
A = Initial Market Value Reference Rate
B = Market Value Reference Rate on the date we process the withdrawal
N = Number of whole (partial months will be rounded up to the next whole month) remaining in the MVA Period, calculated from the date that we process the withdrawal
In the formula above, the MVA Scaling Factor will be greater or less than, or equal to, 1.0. The MVA Scaling Factor is declared by Nationwide and is included in your Contract. Within the formula, the MVA Scaling Factor serves to amplify or dampen the MVA Factor for purposes of the MVA calculation. An MVA Scaling Factor greater than 1.0 increases the magnitude of the MVA, an MVA Scaling Factor less than 1.0 dampens the magnitude of the MVA. An MVA Scaling Factor equal to 1 has no effect on the MVA.
The Market Value Reference Rate refers to the yield of the MVA Index, which is the Bloomberg U.S. Corporate Index. The Market Value Reference Rate of the MVA Index as of the Date of Issue (the Initial Market Value Reference Rate) is included in your Contract. The daily Market Value Reference Rate may be obtained thereafter by contacting the Service Center. If the daily Market Value Reference Rate is not available on any day on which the value is needed, we will use the Market Value Reference Rate for the previous Business Day.
If the Market Value Reference Rate is no longer available, or if we at our sole discretion determine that the Market Value Reference Rate is no longer appropriate for purposes of calculating the MVA, we will substitute another method for determining the MVA, subject to any required regulatory approval. We will notify you of any such change.

The Contract Owner may contact the Service Center to obtain the MVA that would apply to a Non-Preferred Withdrawal as of the previous Business Day. The MVA fluctuates daily and the value quoted may differ from the actual MVA that would apply at the time of the Non-Preferred Withdrawal.
See the Statement of Additional Information for examples of the MVA calculation.
Waiver or Reduction of the CDSC or MVA
Nationwide may waive (or reduce) any applicable CDSC and waive some or part of the MVA for the following transactions:
(1) No CDSC or MVA is charged on payment of the Death Benefit or on any partial withdrawals or full surrender after the Death Benefit is paid.
(2) Nationwide may decide not to charge a CDSC and/or apply an MVA if the Contract is surrendered in exchange for another contract issued by Nationwide or one of its affiliated insurance companies. If another contract issued by Nationwide or one of its affiliates is exchanged for the Contract, Nationwide may reduce the CDSC and/or waive part of the MVA on the Contract. A CDSC and/or MVA may apply to the contract received in exchange for the Contract.
Increase in Remaining Preferred Withdrawal Amount After a Long-Term Care and Terminal Illness or Injury (CDSC and MVA Waiver)
General
After the occurrence of a Long-Term Care Event ("LTC Event") or Terminal Illness or Injury Event ("TI Event") all partial withdrawals and any full surrender will be treated entirely as Preferred Withdrawals (thereby requiring us to waive any otherwise applicable CDSCs and MVAs). This CDSC and MVA waiver is only available if the Contract Owner and Annuitant are the same person, and as of the Date of Issue that person is no older than 80 years old.
In addition, for purposes of this CDSC and MVA waiver, if the Contract Owner is not a natural person, we will treat the Annuitant as the Contract Owner.
There are no charges associated with these waivers.
Long-Term Care Event
An LTC Event occurs if at any time after the first Contract Anniversary, the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is confined to a Long-Term Care Facility or Hospital beginning after the Date of Issue and is confined for a continuous period of 90 days or more. If there is a Joint Owner, the confinement of the Contract Owner or Joint Owner may qualify as an LTC Event. An LTC Event waiver claim (including written proof of confinement) must be received by us while the confinement is ongoing or within 90 days after the confinement ends. If it was not reasonably possible to give written proof of confinement in the time required, we will not reduce or deny the waiver if such proof is given as soon as reasonably possible. In any event, the written proof required must be given no later than one year from after the confinement ends unless the Contract Owner was legally incapacitated.
A "Hospital" is defined as a state licensed facility which is operated as a hospital according to the law of the jurisdiction in which it is located; operates primarily for the care and treatment of sick or injured persons as inpatients; provides continuous 24 hours a day nursing service by or under the supervision of a registered graduate professional nurse (R.N.) or a licensed practical nurse (L.P.N.); is supervised by a staff of physicians; and has medical and diagnostic facilities.
A "Long-Term Care Facility" is defined as a state licensed skilled nursing facility or intermediate care facility that does not include: a home for the aged or mentally ill, a community living center, or a place that primarily provides domiciliary, residency, or retirement care; or a place owned or operated by a member of the Contract Owner's immediate family.
Terminal Illness or Injury Event
A TI Event occurs if at any time after the first Contract Anniversary, the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is diagnosed by a physician (who is not a party to the Contract nor an immediate family member of a party to the Contract) as having a Terminal Illness or Injury beginning after the Date of Issue. If there is a Joint Owner, the Terminal Illness or Injury of the Contract Owner or Joint Owner may qualify as a TI Event.
A "Terminal Illness or Injury" is defined as an illness or injury diagnosed after the Date of Issue by a physician that is expected to result in death within 12 months of diagnosis.

Non-Preferred Strategy Earnings Percentage (NSEP) Adjustment
When you take a Non-Preferred Withdrawal, we apply the Non-Preferred Strategy Earnings Percentage (NSEP) to determine the rate of return used in calculating Strategy Earnings applicable to the withdrawal. The NSEP calculation proportionately reduces your gains based on the amount of time remaining in the Strategy Term (i.e., any gains are pro-rated) and may increase losses due to the application of the Non-Preferred Withdrawal Adjustment Percentage, which could result in losses that exceed the downside protection provided by the Strategy’s Protection Level.
When compared to the SEP, which is used to calculate Strategy Earnings for a Preferred Withdrawal and at the end of a Strategy Term, the NSEP calculation effectively works as follows:
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If the Adjusted Index Performance (AIP) is greater than 0%, the NSEP proportionately reduces your gains based on the amount of time remaining in the Strategy Term (i.e., any gains are pro-rated) (resulting in less gains compared to the SEP which does not reduce the AIP);
•
If the AIP is less than 0% but greater than or equal to the amount of downside protection provided by the Protection Level, the NSEP will equal the AIP (NSEP will be equal to SEP); and
•
If the AIP is less than the amount of downside protection provided by the Protection Level, the Non-Preferred Withdrawal Adjustment Percentage applies, and it will reduce the NSEP to an amount less than the downside protection provided by the Protection Level (resulting in more losses compared to SEP).
It’s important to note that while the NSEP can be less than the downside protection provided by a Strategy’s Protection Level, the Protection Level does limit how negative the NSEP can be. The most negative the NSEP could be for a Strategy is: (the Strategy’s Protection Level – 100%) – (Non-Preferred Withdrawal Adjustment Percentage x Strategy Term). At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), the maximum potential loss as a result of the NSEP calculation is 31% of the amount of Contract Value withdrawn.
See "Non-Preferred Strategy Earnings Percentage (NSEP)" and the Statement of Additional Information.
If you are invested in multiple Strategies at the time that you request a partial withdrawal, you cannot select the specific
Strategy(ies) from which a partial withdrawal is to be taken. The withdrawal is allocated so that after the withdrawal is processed, the Strategy Values are allocated in the same proportion as before the withdrawal. See "Preferred Withdrawals and Non-Preferred Withdrawals."
Non-Preferred Withdrawals, like any withdrawal, reduce the value of your Death Benefit.
The Contract Owner may contact the Service Center to obtain the Strategy Earnings that would apply to a Non-Preferred Withdrawal as of the previous Business Day. The Strategy Earnings fluctuate daily and the value quoted may differ from the actual Strategy Earnings that would be credited at the time of the Non-Preferred Withdrawal.
Non-Preferred Withdrawal Adjustment Percentage
The Non-Preferred Withdrawal Adjustment Percentage is a factor in the NSEP formula (see the Statement of Additional Information for the NSEP formula). The assessment of the Non-Preferred Withdrawal Adjustment Percentage is the reason why your potential maximum amount of loss under the NSEP is greater than under the SEP. The Non-Preferred Withdrawal Adjustment Percentage is 2%.
The Non-Preferred Withdrawal Adjustment Percentage will only be applicable if the AIP is less than the downside protection provided by the Protection Level (Protection Level minus 100%) when you take a Non-Preferred Withdrawal. If you do not take any Non-Preferred Withdrawals, the Non-Preferred Withdrawal Adjustment Percentage will not affect your Contract.
The potential impact of the Non-Preferred Withdrawal Adjustment Percentage on the NSEP gradually decreases over the course of a Strategy Term, reaching its least potential impact on the day prior to the Strategy Term End Date. As a result, your maximum amount of loss under the NSEP will gradually decrease as the Strategy Term elapses. Nonetheless, your maximum amount of loss under the NSEP will never be equal to or less than your maximum amount of loss under the SEP.
Based on the NSEP formula, the potential impact of a Non-Preferred Withdrawal Adjustment Percentage within the NSEP formula is directly related to the length of a Strategy Term. For example, if one Strategy has a one-year Strategy Term and another Strategy has a three-year Strategy Term, the potential impact of the Non-Preferred Withdrawal Adjustment Percentage for the three-year Strategy Term is three times greater than for the one-year Strategy Term.

We buy various assets to support our obligation to pay the strategy earnings under the Contract. When you take a withdrawal before a Strategy’s Strategy Term End Date, we may realize costs associated with changes in the market value of these assets and any unamortized expenses from purchasing these assets. We use the Non-Preferred Withdrawal Adjustment Percentage, when applicable, to take into account the approximate current market value of assets in tandem with the unamortized cost of the purchase of these assets.
See "Non-Preferred Withdrawal Adjustment Percentage."
Premium Taxes
We will charge against your Contract any premium taxes levied by a state or other government entity in connection with your Contract. Premium tax rates currently range from 0% to 3.5%. This range is subject to change. The method that we use to assess premium taxes will be determined by us at our sole discretion in compliance with state law. Nationwide will assess premium taxes to the Contract at the time Nationwide is assessed the premium taxes by the state. Premium taxes may be deducted from death benefit proceeds.
The Contract in General
Types of Contracts Issued
The Contract can be categorized under the Code as a:
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Charitable Remainder Trust
•
Individual Retirement Annuity (IRA)
•
Investment-Only Contract (Qualified Plans)
•
Non-Qualified Contract
•
Roth IRA
•
Simplified Employee Pension IRA ("SEP IRA")
•
Simple IRA
If you purchase the Contract as an Individual Retirement Account or Roth IRA, the Contract will not provide you with any additional tax deferral benefits.
See "Appendix C: Contract Types and Tax Information" for additional details.
Purchase Payment
The Contract is issued in consideration of the single Purchase Payment paid by the Contract Owner. Only one Purchase Payment is allowed under the Contract. The minimum Purchase Payment is $25,000.
Your Purchase Payment should be made payable to Nationwide Life Insurance Company and submitted to our Service Center. Your Purchase Payment must be made in U.S. dollars and must be in a form acceptable to us. You may choose to make your Purchase Payment by personal check, Electronic Funds Transfer (EFT), or wire transfer. We will not accept a Purchase Payment in cash, by credit card, or by money order or travelers check. We reserve the right not to accept third-party checks.
We reserve the right to reject a Purchase Payment that is comprised of multiple payments paid to us over a period of time. If we permit you to make multiple payments as part of your Purchase Payment, the Contract will not be issued until all such payments are received. We reserve the right to hold such multiple payments in a non-interest bearing account until the Date of Issue.
Unless we agree in writing, we will not accept your Purchase Payment if your Purchase Payment plus any other purchase payments for any other annuity contracts issued by Nationwide to the Contract Owner, Annuitant, Co-Annuitant, or Contingent Annuitant exceeds $1,000,000.
We reserve the right to refuse any application for the Contract. If we refuse your application, we will return your Purchase Payment.

We may be required to provide information about your Contract to government regulators. If mandated under applicable law, we may be required to reject a Purchase Payment and to refuse to process transaction requests under the Contract until instructed otherwise by the appropriate regulator.
Allocating the Purchase Payment
You tell us how to apply your Purchase Payment by specifying in the Contract application your desired allocation among the Strategies that are available for investment on the Date of Issue. You may invest your Purchase Payment in a single Strategy or in multiple Strategies. You may be invested in no more than five Strategies at any given time. If you are simultaneously invested in the same Strategy for Strategy Terms that began on different dates, those investments are considered separate Strategies for purposes of the maximum number of Strategies that you can have and for calculating the values and Strategy Earnings under this Contract. There is no minimum dollar amount that can be allocated to a Strategy. Allocations to Strategies must be in whole percentages.
Date of Issue
The Date of Issue is the date we issue your Contract. Your Purchase Payment is applied to the Contract on the Date of Issue. The Date of Issue will be the date as of which we have both received your Purchase Payment and approved your Contract application.
State Variations
This prospectus describes the material rights and obligations under the Contract. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. For example, state law may require different right to examine and cancel periods. The state in which your Contract is issued also governs whether certain features will vary under your Contract. All material rights and obligations under your Contract will be included in your Contract or in riders or endorsements attached to your Contract. To review a copy of your Contract and any riders or endorsements, contact the Service Center. For more detailed information regarding provisions that vary by state, please see "Appendix B: State Variations."
Contestability
Except in certain circumstances involving fraud and where permitted by state law, Nationwide will not contest the Contract after it has been in force during the lifetime of the Annuitant for two years after the Date of Issue or effective date of certain Contract changes, as defined in the Contract.
Non-Participating
The Contract is non-participating, meaning that the Contract will not share in our profits or surplus.
Money Laundering
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities. If mandated under applicable law, Nationwide may be required to reject a purchase payment and/or block a Contract Owner’s account and thereby refuse to process any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. Nationwide may also be required to provide additional information about a Contract Owner or a Contract Owner’s account to governmental regulators.
Replacements
If the Contract described in this prospectus is replacing another variable annuity, the mortality tables used to determine the amount of annuity payments for this Contract may be less favorable than those in the contract being replaced. Additionally, upon replacement, all benefits accrued under the replaced contract are forfeited. The issuance of this Contract as a replacement for any investment product may result in the payment of compensation to the financial professional, which could create a conflict of interest.

Payments to Minors
Nationwide will not pay insurance proceeds directly to minors. Contact a legal advisor for options to facilitate the timely availability of monies intended for a minor’s benefit.
Misstatements of Age or Sex
If the age or sex of the Contract Owner, Joint Owner, Annuitant, Co-Annuitant, Contingent Annuitant, Beneficiary or Contingent Beneficiary is misstated, all payments and benefits under the Contract will be adjusted. Payments and benefits will be based on the correct age or sex. Proof of age of any of these individuals may be required at any time, in a form satisfactory to Nationwide. When the age or sex of any individual named in the application, including any supplemental applications, has been misstated, the dollar amount of any overpayment will be deducted from the next payment or payments due under the Contract.
The dollar amount of any underpayment made by Nationwide as a result of an age or sex misstatement will be paid in full with the next payment due under the Contract. The dollar amount of any overpayment made by Nationwide as a result of an age or sex misstatement will reduce the next payment due under the Contract, and will continue to reduce subsequent payments under the Contract, until all of the overpayment is recouped. Any adjustment for overpayment or underpayment will include interest charged or credited, as applicable, at the rate required by law, but not exceeding 6%.
Distribution, Promotional, and Sales Expenses
Nationwide pays commissions to the firms that sell the Contracts. The maximum gross commission that Nationwide will pay on the sale of the Contracts is 8.00% (on a present value basis) of purchase payments. Note: The individual financial professionals typically receive only a portion of this amount; the remainder is retained by the firm. Nationwide may also, instead of a premium based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.
In addition to or partially in lieu of commission, and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.
Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the Contracts as well as assist such firms with marketing or advertisement costs.
For more information on the exact compensation arrangement associated with this Contract, consult your financial professional.
General Account and Separate Accounts
The assets in our general account are chargeable with claims by any of our contract owners and creditors, and are subject to the liabilities arising from any of our businesses. Our general account assets do not include the assets in the Index-Linked Annuity Separate Account, an insulated separate account where we hold assets to support future Strategy Earnings. Our general account assets also do not include the assets in any other insulated Nationwide separate accounts.
We exercise sole discretion over the investment of our general account assets, and we bear the associated investment risk. You will not share in the investment experience of our general account assets. We invest our general account assets in accordance with state insurance law.
The Index-Linked Annuity Separate Account is a non-unitized separate account and is not registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. We own and control the assets in the Index-Linked Annuity Separate Account and you do not have any interest in or claim to the assets in the Index-Linked Annuity Separate Account. Unlike some variable annuities that utilize separate accounts, you do not share in the investment performance of the assets in the Index-Linked Annuity Separate Account. The Index-Linked Annuity Separate Account was established under the laws of Ohio. The assets in the Index-Linked Annuity Separate Account are not subject to claims by our creditors or subject to liabilities arising from any of our other businesses.

We may invest the assets of the Index-Linked Annuity Separate Account in any asset permitted under state law, including hedging instruments such as derivative contracts. We may move assets between the Index-Linked Annuity Separate Account and the general account. Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Index-Linked Annuity Separate Account. We will not make any such changes without receiving any necessary approval of any applicable state insurance department. We will notify you of any changes in writing.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Benefits Under the Contract
The following table summarizes information about the benefits available under the Contract. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit (when Annuitant and Co-Annuitant, if applicable, are 75 or younger at application) for Contracts with applications signed on or after May 23, 2022	Upon death of Annuitant prior to Annuitization, Death Benefit equal to the greater of Contract Accumulation Value or Purchase Payment reduced by withdrawals	None	● Limited availability ● Certain ownership changes and assignments could reduce the death benefit
Standard Death Benefit (when Annuitant or Co- Annuitant, if applicable, is 76 or older at application) for Contracts with applications signed on or after May 23, 2022	Upon death of Annuitant prior to Annuitization, Death Benefit equal to Contract Accumulation Value	None	● Limited availability ● Certain ownership changes and assignments could reduce the death benefits
Standard Death Benefit for Contracts with applications signed before May 23, 2022	Upon death of Annuitant prior to Annuitization, Death Benefit equal to Contract Accumulation Value	None	● Limited availability ● Certain ownership changes and assignments could reduce the death benefits

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Spousal Protection Feature (for Contracts with applications signed on or after May 23, 2022)	Second Death Benefit	None
● Not applicable to Charitable Remainder Trusts
● One or both spouses (or a revocable trust of which
either or both of the spouses is/are grantor(s)) must
be named as the Contract Owner
● For contracts issued as an IRA or Roth IRA, only
the person for whom the IRA or Roth IRA was
established may be names as the Contract Owner
● Only available to the Contract Owner’s spouse
● Spouses must be Co-Annuitants
● Both spouses must be 85 or younger at application
● Spouses must be named as beneficiaries
● No other person may be named as Contract Owner,
Annuitant, or primary beneficiary
● Benefit is forfeited if certain changes to the parties
or assignments are made

Systematic Withdrawals (see "Systematic Withdrawals" )	Automatic withdrawals of Contract Value on a periodic basis	None
● Withdrawals must be at least $100 each
● Will be taken proportionally from the Strategies in
which the Contract Owner is allocated based on the
Contract Value
● May be subject to a negative Daily ISE Percentage
calculation when taken during a Strategy Term
● May be subject to a CDSC, MVA, tax, and tax
penalties

Optional Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Lock-In	"Locks-in" the Index Value that will be used for purposes of calculating Index Performance for the remainder of the Strategy Term	None	● Once a Lock-in is exercised it is irrevocable ● For each Strategy, the Lock-in feature may be exercised only once during a Strategy Term
Standard Death Benefit
For Contracts with applications signed on or after May 23, 2022, or the date of state approval (whichever is later), except as provided in the "Impact of Ownership Changes and Assignment on the Death Benefit" section, the Death Benefit will be determined as follows based upon the Annuitant’s age (and the age of any Co-Annuitant or Contingent Annuitant, if applicable) at the time of application:
(1)
Return of Premium Death Benefit. If the Annuitant (and any Co-Annuitant or Contingent Annuitant, if applicable) is age 75 or younger at the time of application, the Death Benefit will equal the greater of the following on the date the Death Benefit becomes payable:
a. the Contract Accumulation Value; or
b. the Purchase Payment, less an adjustment for amounts withdrawn

Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. She was younger than 76 on the date of application for her contract. On the date of Ms. P’s death, her
Contract Accumulation Value = $24,000 and her total purchase payments (adjusted for amounts withdrawn) = $26,000. The death benefit for Ms. P’s contract will equal $26,000.

Any adjustment for amounts withdrawn will reduce the Purchase Payment in the same proportion that the Contract Value was reduced on the date(s) of the partial withdrawal(s). All withdrawals, whether a Preferred Withdrawal and/or a Non-Preferred Withdrawal, will reduce the Death Benefit.
The Return of Premium Death Benefit will also include the Spousal Protection Feature, which allows a surviving spouse to continue the Contract while receiving any economic benefit of the Death Benefit upon the death of the other spouse.
Unless the Contract is continued under the Spousal Protection Feature, on the date the Death Benefit is payable, the Contract Value is adjusted to equal the Death Benefit on that date. The Death Benefit may be less than, greater than, or equal to your Contract Value prior to the adjustment.
(2)
Contract Accumulation Value Death Benefit. If the Annuitant (or any Co-Annuitant or Contingent Annuitant, if applicable) is age 76 or older at the time of application, the Death Benefit will equal the Contract Accumulation Value as of the date the Death Benefit becomes payable.

Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. She was older than
75 on the date of application for her contract. On the date of Ms. P’s death, her Contract
Accumulation Value = $24,000. The death benefit for Ms. P’s contract will equal $24,000.

The Contract Accumulation Value Death Benefit will also include the Spousal Protection Feature, which allows a surviving spouse to continue the Contract upon the death of the other spouse.
Unless the Contract is continued under the Spousal Protection Feature, on the date the Death Benefit is payable, the Contract Value is adjusted to equal the Contract Accumulation Value on that date. The Contract Accumulation Value may be less than, greater than, or equal to your Contract Value.
For Contracts with applications signed before May 23, 2022, or the date of state approval (whichever is later), except as provided in the "Impact of Ownership Changes and Assignment on the Death Benefit" section, the Death Benefit will equal the Contract Accumulation Value as of the date the Death Benefit becomes payable. The Contract Value is adjusted to equal the Contract Accumulation Value on that date.

Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. She was older than
75 on the date of application for her contract. On the date of Ms. P’s death, her Contract
Accumulation Value = $24,000. The death benefit for Ms. P’s contract will equal $24,000.

The Contract Accumulation Value may be less than, greater than, or equal to your Contract Value.
Spousal Protection Feature
For Contracts with applications signed on or after May 23, 2022, or the date of state approval (whichever is later), the Death Benefit (whether (1) Return of Premium Death Benefit, or (2) Contract Accumulation Value Death Benefit) includes a Spousal Protection Feature at no additional charge. The Spousal Protection Feature is not available for contracts issued as Charitable Remainder Trusts. The Spousal Protection Feature allows the surviving spouse to continue the contract while receiving any economic benefit of the Death Benefit upon the death of the other spouse. When the surviving spouse continues the Contract under the Spousal Protection Feature, the Contract will remain allocated to the same Strategies through the end of the current Strategy Terms, and the Death Benefit will not be automatically reallocated to the Default Option as described under "Payment of the Death Benefit". Thereafter, any partial withdrawal or full surrender is treated as a Preferred Withdrawal. Upon the death of the surviving spouse, provided such death occurs before the Annuitization Date, the Death Benefit will again become payable.

The Spousal Protection Feature is available provided the conditions described below are satisfied:
(1)
One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the Contract Owner. For contracts issued as an IRA or Roth IRA, only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner;
(2)
The spouses must be Co-Annuitants;
(3)
On the date the application is signed, both spouses must be age 85 or younger; however, for the Return of Premium Death Benefit, both spouses must be age 75 or younger at the time of application;
(4)
Both spouses must be named as Beneficiaries;
(5)
No person other than the spouse may be named as Contract Owner, Annuitant, Contingent Annuitant, or primary beneficiary;
(6)
If both spouses are alive upon annuitization, the Contract Owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for an IRA or Roth IRA contract, this person must be the Contract Owner); and
(7)
If the Contract Owner requests to add a Co-Annuitant after contract issuance, the date of marriage must be after the contract issue date and Nationwide will require the Contract Owner to provide a copy of the marriage certificate. In addition, the Co-Annuitant that is added must have been no older than age 85 on the date the application was signed if the Contract Accumulation Value Death Benefit applies, or no older than age 75 on the date the application was signed if the Return of Premium Death Benefit applies.
If a Co-Annuitant dies before the Annuitization Date, the surviving spouse may continue the contract as its sole Contract Owner, and the following applies:
•
Contract Accumulation Value Death Benefit. No adjustment is made to the Contract Accumulation Value or the Contract Value, and the continuation of the Contract by the surviving spouse is considered payment of the first Death Benefit.
•
Return of Premium Death Benefit. Where the Contract Accumulation Value is greater than the Purchase Payment, less an adjustment for amounts withdrawn, then no adjustment is made to the Contract Accumulation Value or the Contract Value. Otherwise, the Contract Accumulation Value is adjusted to equal the Purchase Payment, less an adjustment for amounts withdrawn. This adjustment to the Contract Accumulation Value, at a Strategy level, will be made proportionally to the Strategy Accumulation Value. Note: The Strategy Value for each Strategy will equal its Strategy Accumulation Value / (1 + SEP), and the Contract Value will equal the sum of the Strategy Values for each of the Strategies. This adjustment, if any, is considered payment of the first Death Benefit.
After the Contract is continued by the surviving spouse, the Contract Accumulation Value may increase or decrease. The surviving Co-Annuitant may then name a new Beneficiary but may not name another Co-Annuitant. If the surviving spouse dies before the Annuitization Date, the second Death Benefit becomes payable.
If the marriage of the Co-Annuitants terminates due to divorce, dissolution, or annulment, the Spousal Protection Feature terminates and the Contract Owner is not permitted to cover a subsequent spouse.

The Spousal Protection Feature may not apply if certain changes to the parties or assignments are made to the Contract. Contract Owners contemplating changes to the parties to the Contract, including assignments, should contact their financial professional to determine how the changes impact the Spousal Protection Feature.
Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. Her death benefit contains the Spousal Protection Feature. The death benefit on Ms. P’s contract equals $24,000.
Ms. P was married to Mr. P at the time of her death. Under the Spousal Protection Feature, assuming all conditions were met, Mr. P has the option, instead of receiving the $24,000 death benefit, to continue the contract as if it were his own. If he elects to do so, the
Contract Accumulation Value, if it is lower than $24,000, will be adjusted to equal the
$24,000 death benefit. From that point forward, the contract will be his and any partial withdrawal or full surrender is treated as a Preferred Withdrawal. Upon Mr. P’s death, his beneficiary will then receive a death benefit equal to the elected death benefit under the contract.

Lock-In
For any Strategy, on any Business Day prior to the Strategy Term End Date, you may lock in the Index Value for that Strategy. The locked-in Index Value will be used for purposes of calculating the Index Performance for the remainder of the Strategy Term. As a result, the Index Performance will not change for the remainder of the Strategy Term. If you are simultaneously invested in the same Strategy for Strategy Terms that began on different dates, those investments will be considered separate Strategies.
For each Strategy, the Lock-In feature may be exercised only once during a Strategy Term. If you have multiple Strategies, you may exercise the Lock-In feature for any, all, or none of the Strategies during their respective Strategy Terms, and you may exercise the Lock-In feature at different times during the Strategies’ respective Strategy Terms. Exercise of the Lock-In feature is irrevocable.
To exercise the Lock-In feature for a Strategy, you must submit a request to our Service Center. If we receive your request prior to the close of business on a Business Day, we will lock-in the Index Value for that Strategy calculated on that Business Day as of the close of business. If we receive your request on a non-Business Day, or after the close of a Business Day, we will lock in the Index Value for that Strategy calculated on the next Business Day as of the close of business.
If the Index for a Strategy is substituted after you exercise the Lock-In feature for that Strategy, as described under "Crediting Factors – Index," changes in the value of the new Index will not impact your Strategy. We will use the Index Performance for the old Index as of the Lock-In Date for purposes of calculating your Strategy Earnings. That Index Performance will not change under any circumstances for the remainder of the Strategy Term.
Index Performance may not equate to Strategy Earnings depending on the other Crediting Factors applicable to the Strategy. You should fully understand the risks associated with the Lock-In feature. See "Lock-In Risk."
Example:
On the first day of the Strategy Term, the Index Value for the Index linked to Ms. P’s
Strategy is equal to 1,000. Midway through the Strategy Term, Ms. P submits a Lock-In request. At the close of the Business Day on the day the Lock-In is processed, the Index
Value is 1,100, resulting in a "locked-in" Index Performance of 10% ((1,100 – 1,000) /
1,000). This 10% Index Performance will be used for all calculations requiring Index
Performance for the remainder of the Strategy Term, even if the Index Value decreases or increases after the Lock-In.

Ownership and Interests in the Contract
Contract Owner
Prior to the Annuitization Date, the Contract Owner has all rights under the Contract, unless a Joint Owner is named. If a Joint Owner is named, each Joint Owner has all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the contract.
On the Annuitization Date, the Contract Owner cedes all ownership rights to the Annuitant and the Annuitant becomes the Contract Owner, unless the Contract Owner is a Charitable Remainder Trust. If the Contract Owner is a Charitable Remainder Trust, the Charitable Remainder Trust continues to be the Contract Owner after Annuitization.
Joint Owner
Prior to Annuitization, Joint Owners each own an undivided interest in the Contract.
Non-Qualified Contract Owners can name a Joint Owner at any time before the Annuitization Date. However, Joint Owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal Joint Owners. Joint ownership is not permitted for Contracts owned by a non-natural Contract Owner.
Generally, the exercise of any ownership rights under the Contract must be in writing and signed by both Joint Owners. However, if a written election, signed by both Contract Owners, authorizing Nationwide to allow the exercise of ownership rights independently by either Joint Owner is submitted, Nationwide will permit Joint Owners to act independently. If such an authorization is submitted, Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either Joint Owner.
If either Joint Owner dies before the Annuitization Date, the Contract continues with the surviving Joint Owner as the remaining Contract Owner.
On the Annuitization Date, both Joint Owners cede all ownership rights to the Annuitant and the Annuitant becomes the Contract Owner.
Annuitant
The Annuitant is the person who will receive annuity payments once you reach the Annuitization Date. The Annuitant is also the person whose death prior to the Annuitization Date triggers payment of the Death Benefit.
On the Date of Issue, the Annuitant must be age 85 or younger unless we approve a request to name an older Annuitant.
Only a Non-Qualified Contract Owner may name someone other than himself/herself as the Annuitant. The Contract Owner may not name a new Annuitant without Nationwide’s consent.
Contingent Annuitant
If a Contingent Annuitant is named and the Annuitant dies before the Annuitization Date, the Contingent Annuitant becomes the Annuitant. If the Contingent Annuitant becomes the Annuitant, all provisions of the Contract which are based on the death of the Annuitant will become based on the death of the Contingent Annuitant. In addition, once the Contingent Annuitant becomes the Annuitant, a new Contingent Annuitant cannot be named.
Only Non-Qualified Contract Owners may name a Contingent Annuitant.
On the Date of Issue, the Contingent Annuitant must be age 85 or younger unless we approve a request to name an older Contingent Annuitant.
Co-Annuitant
Prior to the Annuitization Date, a Co-Annuitant is entitled to receive the benefit of the Spousal Protection Feature, provided all of the requirements set forth in the "Spousal Protection Feature" section are met. A Co-Annuitant, if named, must be the Annuitant’s spouse. If either Co-Annuitant dies before the Annuitization Date, the surviving Co-Annuitant may continue the Contract and will receive the benefit of the Spousal Protection Feature.
After the Annuitization Date, the Co-Annuitant has no interest in the contract.

Beneficiary and Contingent Beneficiary
The Beneficiary is the person who is entitled to the Death Benefit if the Annuitant (or Co-Annuitant, if applicable, and Contingent Annuitant, if applicable) dies before the Annuitization Date and there is no Joint Owner. The Contract Owner can name more than one Beneficiary, unless the Spousal Protection Feature applies. Multiple Beneficiaries will share the Death Benefit equally, unless otherwise specified.
A Contingent Beneficiary will succeed to the rights of the Beneficiary if no Beneficiary is alive when a Death Benefit is paid. The Contract Owner can name more than one Contingent Beneficiary. Multiple Contingent Beneficiaries will share the Death Benefit equally, unless otherwise specified.
Unless otherwise directed by the Contract Owner, the following applies with respect to Beneficiaries and Contingent Beneficiaries under the Contract:
•
After the death of the Contract Owner (and Joint Owner, if any), a Beneficiary may name a successor beneficiary. A successor beneficiary will have the right to receive any payment or rights under the Contract after the Beneficiary’s death to which the Beneficiary would have been entitled, if he or she were alive.
•
If there is more than one Beneficiary under the Contract, they share equally in any payment or rights under the Contract to which they are entitled.
•
If there is more than one Contingent Beneficiary under the Contract, they share equally in any payment under the Contract to which they are entitled.
Changes to the Persons Named Under the Contract
To the extent allowed by state law, we reserve the right to refuse our consent to any request to change the Contract Owner at any time on a non-discriminatory basis if the change would violate or result in noncompliance with any applicable state or federal law or regulation. Prior to the Annuitization Date (and subject to any existing assignments), the Contract Owner may request to change the following:
•
Contract Owner (Non-Qualified Contracts only);
•
Joint Owner (must be the Contract Owner’s spouse);
•
Annuitant (subject to Nationwide’s underwriting and approval);
•
Contingent Annuitant (subject to Nationwide’s underwriting and approval);
•
Co-Annuitant (subject to the conditions of the Spousal Protection Feature; must be the Annuitant’s spouse);
•
Beneficiary; or
•
Contingent Beneficiary.
The Contract Owner must submit the request to Nationwide in writing and Nationwide must receive the request at the Service Center before the Annuitization Date. Once Nationwide receives and records the change request, the change will be effective as of the date the written request was signed (unless otherwise specified by the Contract Owner), whether or not the Contract Owner or Annuitant is living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.
Any request to change the Contract Owner must be signed by the existing Contract Owner and the person designated as the new Contract Owner. Nationwide may require a signature guarantee.
If the Contract Owner is not a natural person and there is a change of the Annuitant, distributions will be made as if the Contract Owner died at the time of the change, regardless of whether the Contract Owner named a Contingent Annuitant.
Nationwide reserves the right to reject any change request that would alter the nature of the risk that Nationwide assumed when it originally issued the Contract.
Certain features under the Contract may have specific requirements as to who can be named as the Contract Owner, Annuitant, Co-Annuitant, and/or Beneficiary in order to receive the benefit of the feature. Changes to the parties to the Contract may result in the termination or loss of benefit of these features.
If we permit an assignment or a change in ownership of the Contract, the Death Benefit under the Contract will be the Surrender Value unless the requirements specified under "Impact of Ownership Changes and Assignment on the Death Benefit" are satisfied.

Community Property States
In community property states, the Contract Owner’s spouse may have a community property interest in the proceeds of an annuity contract even if the spouse is not a named party on the Contract. Changes of beneficiary and/or ownership, assignment, and certain financial transactions may impede the spouse’s community property interest. The spouse may need to consent to these types of transactions. The Contract Owner should seek legal advice regarding the applicability of community property laws to the contract and whether spousal consent is necessary. Nationwide is not responsible for determining the applicability of community property laws to the Contract.
Assignment
To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a non-discriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. The Contract Owner may request to assign or transfer rights under the Contract by sending us a signed and dated request. We will not be bound by an assignment until we acknowledge it.
If we consent to an assignment, the assignment takes effect on the date it is signed, unless otherwise specified by the request. We are not responsible for the validity of an assignment, any tax consequences of any assignment, or for any payment or other settlement made prior to our receipt and consent of and assignment.
Upon assignment or a change in ownership of the Contract, the Death Benefit under the Contract will be the Surrender Value unless the requirements specified under "Impact of Ownership Changes and Assignment on the Death Benefit" are satisfied.
Impact of Ownership Changes and Assignment on the Death Benefit
If the Contract Owner is changed, or if the Contract is assigned, prior to the Death Benefit becoming payable, the Death Benefit will equal the Surrender Value, except in any of the following circumstances:
(a)
The new Contract Owner or assignee assumes full ownership of the Contract. We reserve the right to determine when such circumstances occur in our sole discretion. Examples of such circumstances may include (a) when ownership is transferred from an individual to a revocable trust for the benefit of the same individual; (b) when ownership changes due to a change in a Contract Owner’s spouse; or (c) when ownership changes because there is a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime.
(b)
Ownership of a Contract as an IRA or Roth IRA is being changed from one custodian to another, from the Contract Owner to a custodian, or from a custodian to the Contract Owner.
(c)
The assignment is for the purpose of effectuating an exchange pursuant to Section 1035 of the Code.
(d)
The change is the removal of a Contract Owner or Joint Owner when the Contract is jointly owned.
Taxes may be deducted from the Death Benefit in all circumstances.
Beneficially Owned Contracts
A beneficially owned contract is a contract that is inherited or purchased by a beneficiary and the beneficiary holds the contract as a beneficiary (as opposed to treating the contract as his/her own) to facilitate the distribution of a death benefit or contract value in accordance with the applicable federal tax laws (see "Appendix C: Contract Types and Tax Information"). An owner of a beneficially owned contract is referred to as a "beneficial owner."
There are two types of beneficially owned contracts, a "continued beneficially owned contract" and a "purchased beneficially owned contract." A continued beneficially owned contract is when a beneficiary inherits a contract and continues that contract as a beneficial owner. A "purchased beneficially owned contract" is when a beneficiary purchases a new contract using a death benefit or contract value that the beneficiary inherited under a different annuity contract.
Not all options and features described in this prospectus are available to beneficially owned contracts:
•
Withdrawals under beneficially owned contracts are subject to applicable CDSC and Market Value Adjustments except when the withdrawals are made from a continued beneficially owned contract that is inherited as death benefit proceeds (as opposed to inherited contract value).

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A beneficial owner must be both the Contract Owner and the Annuitant of a beneficially owned contract, and no additional parties may be named, except that a purchased beneficially owned contract may name a Co-Annuitant, if applicable.
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No changes to the parties will be permitted on any beneficially owned contract, except that a beneficial owner may request changes to their successor beneficiary(ies).
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Beneficially owned contracts cannot be assigned, except that a beneficial owner may assign rights to the distribution payments.
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There is no death benefit payable on a on a continued beneficially owned contract. After the death of the beneficial owner, any remaining death benefit or contract value to be distributed will be payable to a successor beneficiary in accordance with applicable federal tax laws.
A beneficiary who is the surviving spouse of a Contract Owner has the option under the tax laws to continue the Contract as the sole Contract Owner and treat the Contract as the spouse’s own. If a spouse continues the Contract as the sole Contract Owner, the spouse will not be treated as a beneficial owner and this section will not apply.
Strategy and Contract Values
As reflected in the table below, there are various values associated with each of your Strategies, and there are related values associated with your entire Contract. This section provides additional detail about each of these values.
Value Associated with a Strategy	Related Value Associated with the Entire Contract
Strategy Value	Contract Value
Strategy Accumulation Value	Contract Accumulation Value
Modified Strategy Value	Modified Contract Value
In addition to the values included in the table above, your Contract also has a Surrender Value. The Surrender Value is the amount available upon full surrender of the Contract. The Surrender Value is equal to the Modified Contract Value minus any applicable CDSC and after any applicable MVA. We may deduct taxes from the Surrender Value.
See "Appendix E: Modified Strategy Value Formula and Examples" for examples of the Surrender Value calculation.
Strategy Value and Contract Value
Strategy Value
The Strategy Value represents, as of a given date during a Strategy Term, the value of a Strategy without taking into account any unrealized Strategy Earnings. The Strategy Value is not a cash value that can be withdrawn. Instead, it is a value that we use to calculate your Term Strategy Earnings, the Strategy Accumulation Value, and the Modified Strategy Value. A Strategy’s Strategy Value only changes when we apply Term Strategy Earnings on a Strategy Term End Date, or when you take a partial withdrawal or transfer amounts in or out of the Strategy.
If the first day of a Strategy Term is the Date of Issue, the Strategy Value equals the portion of the Purchase Payment allocated to the Strategy. If the first day of a Strategy Term is a Contract Anniversary, the Strategy Value is the Strategy Value for the Strategy Account on the previous Strategy Term End Date (if any), minus transfers to other Strategy(s) plus transfers from other Strategy(s).
Each subsequent day during the Strategy Term, the Strategy Value equals:
(1)
The Strategy Value on the first day of the Strategy Term, as described above, minus
(2)
The total dollar amount of all Gross Withdrawals deducted from the Strategy during the Strategy Term, plus
(3)
The total dollar amount of all Strategy Earnings applied to the Strategy during the Strategy Term, plus
(4)
The amount of any adjustment to the Strategy Value in connection with the Death Benefit during the Strategy Term (see "Payment of the Death Benefit"), minus
(5)
The amount of any premium taxes deducted from the Strategy during the Strategy Term.
Contract Value

Your Contract Value always equals the sum of all your Strategy Values. Like your Strategy Value(s), your Contract Value is not a cash value that can be withdrawn.
Strategy Accumulation Value and Contract Accumulation Value
Strategy Accumulation Value
The Strategy Accumulation Value is the value of a Strategy if unrealized Strategy Earnings were to be applied to the entire Strategy Value using the Strategy Earnings Percentage (or SEP) as of a given date. The Strategy Accumulation Value is not a cash value that can be withdrawn. The Strategy Accumulation Value is a daily value expressed in dollars that is provided to show how a Strategy is performing throughout a Strategy Term.
Each day during a Strategy Term, the Strategy Accumulation Value is equal to the Strategy Value x (1 + SEP).
Examples
The following three examples assume a Strategy Value of $50,000.
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If on a day during the Strategy Term, the SEP equals 10%, your Strategy Accumulation Value on that day equals $55,000.
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If on a day during the Strategy Term, the SEP equals 0%, your Strategy Accumulation Value on that day equals $50,000.
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If on a day during the Strategy Term, the SEP equals -8%, your Strategy Accumulation Value on that day equals $46,000.
Contract Accumulation Value
Your Contract Accumulation Value always equals the sum of your Strategy Accumulation Values as of a given date. Like your Strategy Accumulation Value(s), your Contract Accumulation Value is not a cash value that may be withdrawn.
Modified Strategy Value and Modified Contract Value
Modified Strategy Value
The Modified Strategy Value is the maximum Gross Withdrawal that may be taken from a Strategy as of a given date during a Strategy Term. On a Strategy Term End Date, the Modified Strategy Value is equal to your Strategy Value plus any Term Strategy Earnings. On any day other than the Strategy Term End Date, the Modified Strategy Value is equal to your Strategy Value plus any Interim Strategy Earnings that would be applied if you withdrew your entire Strategy Value. You should understand the following:
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In order to take the maximum Gross Withdrawal from a Strategy, you must fully surrender your Contract. A full surrender will terminate the Contract.
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If you take a partial withdrawal or full surrender that is greater than the Remaining Preferred Withdrawal Amount (a Non-Preferred Withdrawal), it may be subject to a CDSC and an MVA, and any Interim Strategy Earnings on the Non-Preferred Withdrawal would be calculated using the Non-Preferred Strategy Earnings Percentage (NSEP).
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The calculation of the Modified Strategy Value depends on the amount of the Preferred Withdrawal allocated to that Strategy. Preferred Withdrawals are always allocated among all of your Strategies using a specific formula described in the "Withdrawals – Preferred Withdrawals and Non-Preferred Withdrawals" section.
On the Strategy Term End Date, your Strategy Value and your Modified Strategy Value will always be the same.
See "Appendix E: Modified Strategy Value Formula and Examples" for the formula we use when calculating the Modified Strategy Value and for examples of the calculation.
Modified Contract Value
Your Modified Contract Value always equals the sum of your Modified Strategy Values as of a given date. Your Modified Contract Value represents the maximum Gross Withdrawal that you may take from your Contract as of a given date.
In order to take the maximum Gross Withdrawal from the Contract, you must fully surrender your Contract. A full surrender will terminate the Contract.

Surrender Value
The Surrender Value is the amount available upon full surrender of the Contract. The Surrender Value is equal to the Modified Contract Value minus any applicable CDSC and plus any applicable MVA. We may deduct taxes from the Surrender Value.
Calculation of Strategy Earnings
We credit Strategy Earnings to a Strategy on the Strategy Term End Date. We refer to this form of Strategy Earnings as "Term Strategy Earnings." Term Strategy Earnings represent Strategy Earnings paid on the Strategy Value of a Strategy as of the Strategy Term End Date. Term Strategy Earnings take into account the performance of the Strategy’s Index (except when the Lock-In feature has been exercised or in the event that the Index has been substituted) and the other Crediting Factors over the course of the entire Strategy Term.
We also apply Strategy Earnings to a Strategy when you take a partial withdrawal or full surrender prior to the Strategy Term End Date. We refer to this form of Strategy Earnings as "Interim Strategy Earnings."
Interim Strategy Earnings take into account the performance of the Strategy’s Index between the beginning of the Strategy Term and the date on which the partial withdrawal or full surrender was taken (except when the Lock-In feature has been exercised or in the event that the Index has been substituted) and other Crediting Factors.
If you exercise the Lock-In feature for a Strategy, Term Strategy Earnings and Interim Strategy Earnings will take into account the performance of the Strategy’s Index from the beginning of the Strategy Term until the Lock-In Date. See " Lock-In."
All Strategy Earnings may be positive, negative, or equal to zero.
Term Strategy Earnings
On a Strategy Term End Date, the Term Strategy Earnings that will be applied to a Strategy are equal to the Strategy Value multiplied by the Strategy Earnings Percentage (SEP).
Term Strategy Earnings are always calculated using only the SEP, which differs from Interim Strategy Earnings, which may be calculated using the SEP and/or the Non-Preferred Strategy Earnings Percentage (NSEP), depending on whether or not your gross withdrawal amount exceeds the Remaining Preferred Withdrawal Amount.
We calculate your Term Strategy Earnings using the following process:
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First, we calculate the Index Performance. If you have not exercised the Lock-in feature, the Index Performance will be the change in the value of the Index between the first day of the Strategy Term and the Strategy Term End Date. If you have exercised the Lock-in feature, the Index Performance will be the change in the value of the Index between the first day of the Strategy Term and the date the value of the Index was locked-in.
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Second, we calculate the Adjusted Index Performance. The Adjusted Index Performance reflects the application of the Participation Rate and the Strategy Spread to the Index Performance.
The formula for calculating the Adjusted Index Performance is as follows: (Index Performance x Participation Rate) – (Strategy Spread x Elapsed Term). At the end of the Strategy Term, "Elapsed Term" will equal the length of the Strategy Term expressed in years, currently, 1 or 3.
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Third, we calculate your rate of return, which will be applied as a percentage of the value of your investment in the Strategy. For Term Strategy Earnings we use the SEP. The SEP will equal the greater of (a) the Adjusted Index Performance or (b) the Protection Level minus 100%.
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Fourth, using the SEP, we calculate the dollar amount of gains or losses that will be applied to your Contract. We calculate that dollar amount by multiplying the SEP by the Strategy Value.
See "Appendix F: Term Strategy Earnings and Interim Strategy Earnings Examples."
Interim Strategy Earnings
Interim Strategy Earnings represent both:
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any Strategy Earnings paid on any portion of the partial withdrawal or full surrender that is a Preferred Withdrawal; and

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any Strategy Earnings paid on any portion of the partial withdrawal or full surrender that is a Non-Preferred Withdrawal.
As reflected in the three-step process below, Interim Strategy Earnings may be calculated using either the SEP, the NSEP, or both. For a particular Strategy:
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If the partial withdrawal or full surrender results in only a Preferred Withdrawal, your Interim Strategy Earnings will be calculated based solely on the SEP.
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If there is no Remaining Preferred Withdrawal Amount when the partial withdrawal or full surrender is taken, the entire withdrawal will be treated as a Non-Preferred Withdrawal, and your Interim Strategy Earnings will be calculated based solely on the NSEP.
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If the partial withdrawal or full surrender is made up of both a Preferred Withdrawal and a Non-Preferred Withdrawal, your Interim Strategy Earnings will be calculated based on both the SEP and NSEP.
Upon taking a partial withdrawal or full surrender prior to the Strategy Term End Date, we calculate Interim Strategy Earnings (your gains or losses) using the following three-step process:
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Step One – We calculate the Interim Strategy Earnings for each Strategy for any portion of the partial withdrawal or full surrender that is a Preferred Withdrawal as follows:
Interim Strategy Earnings on a Preferred Withdrawal = SEP x amount of the Preferred Withdrawal attributable to the Strategy / (1 + SEP)
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Step Two – We calculate the Interim Strategy Earnings for each Strategy for any portion of the partial withdrawal or full surrender that is a Non-Preferred Withdrawal as follows:
Interim Strategy Earnings on a Non-Preferred Withdrawal = NSEP x amount of the Non-Preferred Withdrawal attributable to the Strategy / (1 + NSEP)
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Step Three – We add the Interim Strategy Earnings calculated in Steps One and Two to determine your total Interim Strategy Earnings applied to your Strategy in connection with the partial withdrawal or full surrender.
Note: The "(1 + SEP)" and "(1 + NSEP)" used in the steps above have the practical effect of adjusting the Preferred Withdrawal or Non-Preferred Withdrawal to remove the portion that already reflects Interim Strategy Earnings, so Interim Strategy Earnings are not counted twice.
Interim Strategy Earnings will impact the amount of Strategy Value that we deduct from your Contract in order to satisfy a withdrawal. When you have a gain, we will deduct less Strategy Value than the amount of the Gross Withdrawal that you requested. When you have a loss, we will deduct more Strategy Value than the amount of the Gross Withdrawal that you requested. In either case, the amount of the Gross Withdrawal that you requested does not change based on the Interim Strategy Earnings. A withdrawal’s impact to the Strategy Value is called the "Net Withdrawal", which is equal to the amount of the Gross Withdrawal requested minus the Interim Strategy Earnings calculated under the three-step process above.
If you take a withdrawal on the Strategy Term End Date, the withdrawal is processed after any Term Strategy Earnings are applied to your Contract and there will be no Interim Strategy Earnings calculated on the withdrawal. This is because the SEP and NSEP will always equal zero immediately after the Term Strategy Earnings are applied on the Strategy Term End Date.
The three-step process described above is applied on a Strategy by Strategy basis. If you are invested in multiple Strategies, your Strategies will likely have different Remaining Preferred Withdrawal Amounts attributable to each Strategy. As a result, it is unlikely that a partial withdrawal or full surrender will result in the same level of Preferred Withdrawals across your Strategies. A Preferred Withdrawal is proportionately allocated among the Strategies based on the Strategy Accumulation Values at the time of the withdrawal. A Non-Preferred Withdrawal is proportionately allocated among the Strategies based on the Modified Strategy Values at the time of the withdrawal, or if the withdrawal is part Preferred Withdrawal and part Non-Preferred Withdrawal, a Non-Preferred Withdrawal is proportionately allocated among the Strategies based on the Modified Strategy Values that remain after the Preferred Withdrawal is taken.
Interim Strategy Earnings for Preferred Withdrawals
If you take a Preferred Withdrawal prior to the end of a Strategy Term, we will calculate Strategy Earnings using the same rate of return calculation that we use to calculate Strategy Earnings at the end of a Strategy Term (the Strategy Earnings Percentage), although you should understand how that process operates in the context of a withdrawal.

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First, we calculate the Index Performance. The Index Performance will be the percentage change in the value of the Index between the first day of the Strategy Term and the date of the withdrawal. (If you previously exercised the Lock-in feature, the Index Performance will be the percentage change that was locked-in.)
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Second, we calculate the Adjusted Index Performance. When calculating the Adjusted Index Performance, the Participation Rate will be applied in the same manner as at the end of the Strategy Term, but the impact of the Strategy Spread will depend on the amount of time that has elapsed during the Strategy Term. The Strategy Spread is determined by multiplying the Strategy Spread by the Elapsed Term.
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Third, we calculate your rate of return. For Preferred Withdrawals this is the Strategy Earnings Percentage. The Strategy Earnings Percentage will equal the greater of (a) the Adjusted Index Performance or (b) the Protection Level minus 100%.
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Fourth, we calculate your gains or losses based on your rate of return. Your Strategy Earnings will impact the amount of Strategy Value that we deduct from your Contract in order to satisfy the Preferred Withdrawal. When you have a gain, we will deduct less Strategy Value than the amount of the Preferred Withdrawal. When you have a loss, we will deduct more Strategy Value than the amount of the Preferred Withdrawal. In either case, you will receive the amount of the Preferred Withdrawal that you requested. We calculate gains and losses on withdrawals, and in turn the amount of Strategy Value to deduct when you take a Preferred Withdrawal, using the formula described in "Calculation of Strategy Earnings – Interim Strategy Earnings."
See "Appendix F: Term Strategy Earnings and Interim Strategy Earnings Examples."
Interim Strategy Earnings for Non-Preferred Withdrawals
If you take a Non-Preferred Withdrawal prior to the end of a Strategy Term, we calculate the Strategy Earnings applied to your Contract using a process that differs (except as otherwise noted below) from the process we would use if you were taking a Preferred Withdrawal.
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First, we calculate the Index Performance. This is not calculated differently than if you were taking a Preferred Withdrawal.
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Second, we calculate the Adjusted Index Performance. This too is not calculated differently than if you were taking a Preferred Withdrawal.
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Third, we calculate your rate of return. For Non-Preferred Withdrawals, we refer to this rate of return as the "Non-Preferred Strategy Earnings Percentage." Compared to the rate of return called the "Strategy Earnings Percentage" which would apply if you were taking a Preferred Withdrawal, the Non-Preferred Strategy Earnings Percentage operates to reduce gains and potentially increase losses.
When we calculate the Non-Preferred Strategy Earnings Percentage, the calculation proportionately reduces your gains based on the amount of time remaining in the Strategy Term (i.e., any gains are pro-rated). The calculation also may increase losses. Losses may be increased due to the application of the "Non-Preferred Withdrawal Adjustment Percentage," which reduces your downside protection and exposes you to a greater risk of loss.
The negative impacts of taking a Non-Preferred Withdrawal prior to the end of a Strategy Term can be magnified or reduced depending on the length of the Strategy Term and the amount of time that has elapsed during a Strategy Term. See " Non-Preferred Withdrawal Risk."
See " Non-Preferred Strategy Earnings Percentage."
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Fourth, we calculate your gains or losses based on your rate of return. Same as when you take a Preferred Withdrawal, your Strategy Earnings will impact the amount of Strategy Value that we deduct in order to satisfy the Non-Preferred Withdrawal.
See "Appendix F: Term Strategy Earnings and Interim Strategy Earnings Examples."
Strategy Earnings Percentage (SEP)
The SEP is the rate of return used to calculate Strategy Earnings when you receive Term Strategy Earnings and when you receive Interim Strategy Earnings on a Preferred Withdrawal. The SEP compares the Adjusted Index Performance to the amount of downside protection provided by a Strategy’s Protection Level, and applies whichever is greater, resulting in gains based on the full AIP or losses subject to the downside protection provided by the Strategy’s Protection Level.
More specifically, the SEP for a Strategy is the greater of (a) the Adjusted Index Performance or (b) the Protection Level minus 100%.

Examples
The following examples illustrate the calculation of the SEP based on the formula described above. For the following examples, assume the Protection Level is 90% (and therefore protects you from loss in excess of -10%).
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If the AIP equals 20%, the SEP equals 20% (20% is greater than -10%)
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If the AIP equals -5%, the SEP equals -5% (-5% is greater than -10%)
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If the AIP equals -15%, the SEP equals -10% (-15% is less than -10%)
Non-Preferred Strategy Earnings Percentage (NSEP)
The NSEP is the rate of return used to calculate Strategy Earnings upon a Non-Preferred Withdrawal. Like the SEP, the NSEP compares the AIP to the amount of downside protection provided by the Strategy’s Protection Level; however, the NSEP is different because it prorates (reduces) positive earnings and includes the Non-Preferred Withdrawal Adjustment Percentage when the AIP would result in a loss that exceeds the amount of downside protection provided by the Strategy’s Protection Level.
Importantly, your potential maximum amount of loss under the SEP and the NSEP are not the same. Your potential maximum amount of loss under the NSEP will be greater due to the assessment of the Non-Preferred Withdrawal Adjustment Percentage. See " Non-Preferred Withdrawal Adjustment Percentage" for additional information.
The NSEP calculation effectively works as follows:
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If the AIP is greater than 0%, the NSEP proportionately reduces your gains based on the amount of time remaining in the Strategy Term (i.e., any gains are pro-rated) (resulting in less gains compared to the SEP which does not reduce the AIP);
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If the AIP is less than 0% but greater than or equal to the amount of downside protection provided by the Protection Level, the NSEP will equal the AIP (NSEP will be equal to SEP); and
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If the AIP is less than the amount of downside protection provided by the Protection Level, the Non-Preferred Withdrawal Adjustment Percentage applies, and it will reduce the NSEP to an amount less than the downside protection provided by the Protection Level (resulting in more losses compared to SEP).
It’s important to note that while the NSEP can be less than the downside protection provided by a Strategy’s Protection Level, the Protection Level does limit how negative the NSEP can be. The most negative the NSEP could be for a Strategy is: (the Strategy’s Protection Level – 100%) – (Non-Preferred Withdrawal Adjustment Percentage x Strategy Term). At the Contract’s minimum Protection Level of 75% (guaranteed for the life of the Contract), the maximum potential loss as a result of the NSEP calculation is 31% of the amount of Contract Value withdrawn.
The Non-Preferred Withdrawal Adjustment Percentage will only be applicable if the AIP is less than the downside protection provided by the Protection Level (Protection Level minus 100%) when you take a Non-Preferred Withdrawal.
See the Statement of Additional Information for the NSEP formula and examples of the NSEP calculation.
Non-Preferred Withdrawal Adjustment Percentage
The Non-Preferred Withdrawal Adjustment Percentage is a factor in the NSEP formula (see the Statement of Additional Information for the NSEP formula). The assessment of the Non-Preferred Withdrawal Adjustment Percentage is the reason why your potential maximum amount of loss under the NSEP is greater than under the SEP. The Non-Preferred Withdrawal Adjustment Percentage is 2%.
We buy various assets to support our obligation to pay the strategy earnings under the Contract. When you take a withdrawal before a Strategy’s Strategy Term End Date, we may realize costs associated with changes in the market value of these assets and any unamortized expenses from purchasing these assets. We use the Non-Preferred Withdrawal Adjustment Percentage, when applicable, to take into account the approximate current market value of assets in tandem with the unamortized cost of the purchase of these assets.
The potential impact of the Non-Preferred Withdrawal Adjustment Percentage on the NSEP gradually decreases over the course of a Strategy Term, reaching its least potential impact on the day prior to the Strategy Term End Date. As a result, your maximum amount of loss under the NSEP will gradually decrease as the Strategy Term elapses. Nonetheless, your maximum amount of loss under the NSEP will never be equal to or less than your maximum amount of loss under the SEP.

Based on the NSEP formula, the potential impact of a Non-Preferred Withdrawal Adjustment Percentage within the NSEP formula is directly related to the length of a Strategy Term. For example, if one Strategy has a one-year Strategy Term and another Strategy has a three-year Strategy Term, the potential impact of the Non-Preferred Withdrawal Adjustment Percentage for the three-year Strategy Term is three times greater than for the one-year Strategy Term.
If you do not take any Non-Preferred Withdrawals, the Non-Preferred Withdrawal Adjustment Percentage will not affect your Contract.
Adjusted Index Performance (AIP)
Each day during a Strategy Term, including the Strategy Term End Date, we calculate the AIP. The AIP is calculated for each Strategy using the Index Performance, the Participation Rate, and the Strategy Spread. The AIP generally changes on a day-to-day basis. The AIP does not directly affect your Strategy Earnings. Rather the AIP is used in the calculation of the Strategy Earnings Percentage (or SEP) and the Non-Preferred Strategy Earnings Percentage (or NSEP).
The AIP for a Strategy is calculated as follows: (Index Performance x Participation Rate) – (Strategy Spread x Elapsed Term).
For example, if a Strategy with a 1-year Strategy Term has a Participation Rate of 80% and a Strategy Spread of 2%:
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If the Index Performance is 10% after half a year, then the AIP on that date would be 7% (10% Index Performance x 80% Participation Rate minus 2% Strategy Spread x Elapsed Term of .5)
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If the Index Performance is 10% after one year, then the AIP on that date would be 6% (10% Index Performance x 80% Participation Rate minus 2% Strategy Spread x Elapsed Term of 1).
You should understand that the AIP does not equal the percentage change in the value of Strategy’s Index between the beginning of a Strategy Term and a future date during the Strategy Term. Instead, the AIP represents an adjusted Index Performance since it reflects the impact of the Participation Rate and the Strategy Spread.
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The Participation Rate may have the effect of amplifying or dampening the AIP, depending on whether the Participation Rate is greater or less than 100%, respectively. See " Participation Rate.
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A Strategy Spread greater than 0% always has the effect of reducing the AIP. The effect of the Strategy Spread gradually increases over the course of the Strategy Term, reaching its full potential impact on the Strategy Term End Date. See " Strategy Spread."
Index Performance
Each day during a Strategy Term, including the Strategy Term End Date, we calculate the Index Performance. We calculate the Index Performance for a Strategy on a point-to-point basis, and the Index Performance generally fluctuates day to day. Use of a point-to-point calculation results in Index Performance being calculated at a single point in time, even for a Strategy with a three-year Strategy Term. As a result, you may experience negative or flat performance even when the Index experienced gains through some, or most, of the Strategy Term or prior to a withdrawal or Lock-In.
While the Index Performance is important to the amount of Strategy Earnings that are ultimately applied to a Strategy, you should understand that we do not calculate Strategy Earnings based solely on the Index Performance. Rather, the Index Performance is used in the calculation of the AIP.
We calculate the Index Performance for a Strategy as follows:
Index Performance = (A – B) / B, where:
A = Index Value on that specific date during the Strategy Term
B = Index Value on the first day of a Strategy Term
For example, if the Index Value on the first and last day of a Strategy Term equals 1,000 and 1,100, respectively, the Index Performance between those two dates equals +10% (i.e., (1,100 – 1,000) / 1,000). Conversely, if the Index Value on the first and last day of a Strategy Term equals 1,000 and 900, respectively, the Index Performance between those two dates equals -10% (i.e., ((900 –1,000) / 1,000).
Each Business Day, the Index Value for an Index will be the closing value of that Index for that Business Day, as provided to us by the Index provider. On a day other than a Business Day, the Index Value for an Index will be the closing value of the Index for the previous Business Day.

If for any reason, the closing value of an Index on a Business Day is not provided to us by the Index provider, the Index Value on that Business Day will be the most recent closing value provided to us by the Index provider on a previous Business Day. If the Index provider later provides us with an Index Value for a prior Business Day for which we were not originally provided an Index Value, we will take reasonable steps to recalculate impacted Contract Values and Contract transactions according to Index Value provided to us by the Index provider.
As described under "Crediting Factors – Indexes," there are circumstances under which we may substitute an Index during a Strategy Term. If we substitute an Index during a Strategy Term, we will calculate the Index Performance for the old Index between the first day of the Strategy Term (or the first day on which the old Index was used, whichever is later) until the date of substitution. After the date of substitution, we will calculate the Index Performance for the new Index from the date of substitution until the calculation date. We will then add the Index Performance for the old Index (which may be positive, negative, or equal to zero) to the Index Performance of the new Index (which may be positive, negative, or equal to zero).
Right to Examine and Cancel
You have the right to examine and cancel the Contract. If you elect to cancel the Contract, you may return it to the Service Center within a certain period of time known as the "free look" period. Depending on the state in which the Contract was purchased (and, in some states, if the Contract is purchased as a replacement for another annuity contract), the free look period may be 10 days or longer. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Date of Issue regardless of the state in which your Contract was issued.
Where state law requires the return of purchase payments for free look cancellations, Nationwide will return the Purchase Payment applied to the Contract, less any withdrawals from the Contract and any applicable federal and state income tax withholding. Where state law requires the return of contract value for free look cancellations, Nationwide will return the Contract Accumulation Value as of the date of the cancellation, less any withdrawals from the Contract and any applicable federal and state income tax withholding.
Withdrawals
At any time prior to the Annuitization Date, you may take a partial withdrawal or fully surrender the Contract.
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When you take a partial withdrawal, you are withdrawing a portion of your money under the Contract. For a partial withdrawal, the Cash Withdrawal must be at least $100.
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When you take a full surrender, you are withdrawing all of your money under the Contract. Unlike a partial withdrawal, a full surrender results in the termination of your Contract.
If you are invested in multiple Strategies at the time that you request a partial withdrawal, you cannot select the specific Strategy(ies) from which a partial withdrawal is to be taken. The withdrawal is allocated so that after the withdrawal is processed, the Strategy Values are allocated in the same proportion as before the withdrawal. This is described under "Preferred Withdrawals and Non-Preferred Withdrawals" below.
You should carefully consider the consequences of taking withdrawals greater than the Preferred Withdrawal Amount (referred to as Non-Preferred Withdrawals) before you purchase the Contract, as they may be subject to CDSCs and MVAs, and the earnings calculation applicable to these withdrawals is less advantageous to you than the earnings calculation applicable to Preferred Withdrawals.
You must submit a request for a partial withdrawal or full surrender to our Service Center. We will not process a request until it is received by us in good order. We will not consider the request to be in good order unless the request (i) is in writing or another form that we deem acceptable and (ii) includes all the information necessary for us to process the request.
We reserve the right to:
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Suspend or delay the date of any partial withdrawal or full surrender payment while a partial withdrawal or full surrender request is not in good order;
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Delay payment of any partial withdrawal or full surrender for up to six months from the date that we receive the request, subject to regulatory approval; and

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Require that the signature(s) associated with any partial withdrawal or full surrender request be guaranteed by a qualifying institution or other firm qualified to give such a guaranty.
If you wish to fully surrender the Contract, you will receive the Surrender Value. The Surrender Value equals your Modified Contract Value minus any applicable CDSC and after the application of any MVA. We may also deduct taxes from the amount payable to you.
Nationwide may treat a request for a partial withdrawal as a request for a full surrender of the Contract if the following three criteria exist: (i) any portion of the partial withdrawal is a Non-Preferred Withdrawal; (ii) the partial withdrawal would reduce the Contract Value to an amount less than $5,000; and (iii) the Purchase Payment minus the sum of any Gross Withdrawals since the Date of Issue is less than $5,000.
Gross Withdrawals, Net Withdrawals, and Cash Withdrawals
When you take a partial withdrawal or full surrender, we calculate the Gross Withdrawal(s), Net Withdrawal(s), and Cash Withdrawal(s) associated with that transaction.
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Gross Withdrawal. With respect to the Contract as a whole, a Gross Withdrawal refers to the reduction in your Modified Contract Value as a result of the partial withdrawal or full surrender. With respect to a particular Strategy, a Gross Withdrawal refers to the reduction in your Modified Strategy Value as a result of the partial withdrawal or full surrender. A Gross Withdrawal does not represent the amount that you actually receive. A Gross Withdrawal equals the related Cash Withdrawal plus any applicable CDSC and taxes withheld, and minus any applicable MVA (which can be positive or negative).
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Net Withdrawal. With respect to the Contract as whole, a Net Withdrawal refers to the reduction in your Contract Value as a result of the partial withdrawal or full surrender. With respect to a particular Strategy, a Net Withdrawal refers to the reduction in your Strategy Value as a result of the partial withdrawal or full surrender. A Net Withdrawal does not represent the amount that you actually receive and serves only as a tracking value used by us in the administration of your Contract. A Net Withdrawal equals the related Gross Withdrawal minus any Interim Strategy Earnings.
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Cash Withdrawal. With respect to the Contract as a whole, a Cash Withdrawal refers to the total dollar amount that you receive as a result of the partial withdrawal or full surrender. A Cash Withdrawal equals the related Gross Withdrawal minus any applicable CDSC and deducted taxes, and after the application of any MVA.
When you take a partial withdrawal, you must indicate the dollar amount of the withdrawal. You must also indicate whether that dollar amount should be taken in the form of a Gross Withdrawal or a Cash Withdrawal under the Contract.
•
If you indicate that the dollar amount should be taken in the form of a Gross Withdrawal under the Contract, you will not necessarily know the dollar amount that you will actually receive, but you will know the overall reduction to your Modified Contract Value. Your Cash Withdrawal may be more or less than the Gross Withdrawal that you requested.
•
If you indicate that the dollar amount should be taken in the form of a Cash Withdrawal under the Contract, you will know the dollar amount that you will actually receive, but you will not necessarily know the overall reduction to your Modified Contract Value. In order to pay you a certain Cash Withdrawal, we may need to reduce your Modified Contract Value by an amount greater than the Cash Withdrawal that you requested.
Preferred Withdrawals and Non-Preferred Withdrawals
General
Preferred Withdrawals are not subject to any CDSC or MVA, and Interim Strategy Earnings for a Preferred Withdrawal are calculated using the Strategy Earnings Percentage (SEP).
Non-Preferred Withdrawals may be subject to CDSCs and MVAs, and Interim Strategy Earnings for a Non-Preferred Withdrawal are calculated using the Non-Preferred Strategy Earnings Percentage (or NSEP).
Each Contract Year, your total Gross Withdrawals (if any) up to your Preferred Withdrawal Amount will be treated as Preferred Withdrawals. Any Gross Withdrawal in excess of your Preferred Withdrawal Amount will be treated as a Non-Preferred Withdrawal.

At any given time during a Contract Year, your Remaining Preferred Withdrawal Amount represents the total amount of Gross Withdrawals that may be taken from your Contract during the remainder of the Contract Year as Preferred Withdrawals. If only a portion of a Gross Withdrawal exceeds your Remaining Preferred Withdrawal Amount, the amounts up to the Remaining Preferred Withdrawal Amount will be treated as a Preferred Withdrawal and the excess portion will be treated as a Non-Preferred Withdrawal.
You should carefully consider the consequences of taking Non-Preferred Withdrawals, as these withdrawals may be subject to CDSCs and MVAs. In addition, when you take a Non-Preferred Withdrawal prior to the Strategy Term End Date, we use the NSEP rather than the SEP to calculate Interim Strategy Earnings. The NSEP formula is typically less advantageous to you than the SEP formula, which is used to calculate any Interim Strategy Earnings when you take a Preferred Withdrawal.
Calculating the Preferred Withdrawal Amount and the Remaining Preferred Withdrawal Amount
At the beginning of each Contract Year prior to the Annuitization Date, your Preferred Withdrawal Amount for that Contract Year will be the greater of (1) your Contract Value at the beginning of the Contract Year (immediately prior to any partial withdrawal or full surrender on such day) multiplied by the applicable Preferred Withdrawal Percentage, or (2) the amount required to meet minimum distribution requirements for this Contract under the Code. The table below sets forth the Preferred Withdrawal Percentages under the Contract. The applicable Preferred Withdrawal Percentage will depend on the number of completed Contract Years. As reflected in the table below, the Preferred Withdrawal Percentage increases after you have completed six Contract Years.
For Contracts with applications signed on or after June 1, 2023, the Preferred Withdrawal Percentages are as follows:
Number of Completed Contract Years	Preferred Withdrawal Percentage
0	10.00%
1	10.00%
2	10.00%
3	10.00%
4	10.00%
5	10.00%
6+	10.00%

For Contracts with applications signed before June 1, 2023, the Preferred Withdrawal Percentages are as follows:

Number of Completed Contract Years	Preferred Withdrawal Percentage
0	7.00%
1	7.00%
2	7.00%
3	7.00%
4	7.00%
5	7.00%
6+	10.00%
On any day during a Contract Year, your Remaining Preferred Withdrawal Amount equals the Preferred Withdrawal Amount for that Contract Year minus the total dollar amount of all Gross Withdrawals already taken during the Contract Year. The Remaining Preferred Withdrawal Amount will never be less than zero.
Each Contract Year’s Preferred Withdrawal Amount is non-cumulative. If you have a Remaining Preferred Withdrawal Amount greater than zero at the end of a Contract Year, that Remaining Preferred Withdrawal Amount will not be added to your Preferred Withdrawal Amount for the next Contract Year or any later Contract Year. Each Gross Withdrawal during a Contract Year will decrease your Preferred Withdrawal Amount dollar-for-dollar.
Preferred Withdrawals and Non-Preferred Withdrawals at a Strategy Level

When you take a withdrawal, we determine how the Gross Withdrawal is allocated among your Strategies based on whether the withdrawal is a Preferred Withdrawal and/or Non-Preferred Withdrawal. A Preferred Withdrawal is proportionately allocated among the Strategies based on the Strategy Accumulation Values at the time of the withdrawal. A Non-Preferred Withdrawal is proportionately allocated among the Strategies based on the Modified Strategy Values at the time of the withdrawal, or if the withdrawal is part Preferred Withdrawal and part Non-Preferred Withdrawal, a Non-Preferred Withdrawal is proportionately allocated among the Strategies based on the Modified Strategy Values that remain after the Preferred Withdrawal is taken.
Withdrawals are proportioned differently among the Strategies for Preferred Withdrawals and Non-Preferred Withdrawals as a result of the different Interim Strategy Earnings calculations used for Preferred Withdrawals and Non-Preferred Withdrawals. Interim Strategy Earnings on a Preferred Withdrawal use the SEP, and Interim Strategy Earnings on Non-Preferred Withdrawals use the NSEP.
After a withdrawal is processed, the Strategy Values will be allocated in the same proportion as before the withdrawal.
More specifically, when you take a withdrawal, we determine the Preferred Withdrawal and Non-Preferred Withdrawal amounts attributable to each Strategy using the following two-step process:
Step One – We first determine the portion of the Preferred Withdrawal attributable to each Strategy as follows:
Portion of a Preferred Withdrawal attributable to a Strategy = A x B / C, where:
A = The dollar amount of the Preferred Withdrawal
B = The Strategy Accumulation Value for the Strategy (prior to the partial withdrawal or full surrender)
C = The Contract Accumulation Value (prior to the partial withdrawal or full surrender)
Step Two – We next determine the portion of the Non-Preferred Withdrawal attributable to each Strategy as follows:
Portion of a Non-Preferred Withdrawal attributable to a Strategy = A x (B – C) / (D – E), where:
A = The dollar amount of the Non-Preferred Withdrawal
B = The Modified Strategy Value for the Strategy (prior to the partial withdrawal or full surrender)
C = The portion of a Preferred Withdrawal attributable to the Strategy (calculated in Step One)
D = The Modified Contract Value (prior to the partial withdrawal or full surrender)
E = The dollar amount of the Preferred Withdrawal
See the Statement of Additional Information for examples of Preferred Withdrawals and Non-Preferred Withdrawals.
Partial Non-Preferred Withdrawal Treated as a Full Surrender
Nationwide may treat a request for a partial withdrawal as a request for a full surrender of the Contract if the following three criteria exist: (i) any portion of the partial withdrawal is a Non-Preferred Withdrawal; (ii) the partial withdrawal would reduce the Contract Value to an amount less than $5,000; and (iii) the Purchase Payment minus the sum of any Gross Withdrawals since the Date of Issue is less than $5,000.
Systematic Withdrawals
The Contract Owner may elect in writing on a form provided by Nationwide to take systematic withdrawals of a specified dollar amount on a monthly, quarterly, semi-annual, or annual basis. The minimum withdrawal amount allowed for this type of systematic transaction is $100. If a systematic withdrawal is a Non-Preferred Withdrawal, a CDSC and MVA may apply, and the withdrawal will be calculated using the NSEP calculation.
Unless otherwise instructed, Nationwide will withhold federal income taxes from each systematic withdrawal. If you are invested in multiple Strategies at the time a systematic withdrawal is processed, you cannot select the specific Strategy(ies) from which the withdrawal is to be taken. The withdrawal is allocated so that after the withdrawal is processed, the Strategy Values are allocated in the same proportion as before the withdrawal (see "Preferred Withdrawals and Non-Preferred Withdrawals"). Systematic withdrawals may be discontinued at any time by notification to Nationwide in writing or other form acceptable to Nationwide.
Example:
Ms. H elects to take Systematic Withdrawals equal to $5,000 on a quarterly basis. Each quarter Nationwide will withdraw $5,000 from Ms. H’s contract so that after the withdrawal is processed the Strategy Values are allocated in the same proportion as before the withdrawal, and will mail her a check or deposit the funds to the financial institution of her choice.

Death Benefit
Death Prior to Annuitization
Death of Contract Owner who is not the Annuitant
If the deceased Contract Owner (or Joint Owner) is not an Annuitant, and the deceased Contract Owner (or Joint Owner) dies before the Annuitization Date while the Contract is in force, no Death Benefit is payable. Under such circumstances, contractual rights under the Contract will succeed as follows:
(1)
Contract Owner / Joint Owner. If there is a surviving Contract Owner or Joint Owner, the survivor becomes the sole Contract Owner. The Contract otherwise continues uninterrupted.
(2)
Beneficiary(ies). If there is no surviving Contract Owner or Joint Owner, the Beneficiary(ies) becomes (become) the new contract owner for purposes of the Code.
(3)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) becomes (become) the new contract owner for purposes of the Code.
(4)
Last Surviving Contract Owner's or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner becomes the new Contract Owner.
Death of Contract Owner who is the Annuitant
If the deceased Contract Owner (or Joint Owner) is an Annuitant, and the deceased Contract Owner (or Joint Owner) dies before the Annuitization Date while the Contract is in force, the Death Benefit may or may not become payable depending on whether there is a Contingent Annuitant.
If there is Contingent Annuitant, the Contingent Annuitant takes the place of the deceased Annuitant under the Contract and no Death Benefit is payable. There will no longer be a Contingent Annuitant under the Contract.
If there is no Contingent Annuitant, the Death Benefit becomes payable. Rights to the Death Benefit will be as follows:
(1)
Contract Owner / Joint Owner. If there is a surviving Contract Owner or Joint Owner, the survivor is entitled to the Death Benefit.
(2)
Beneficiary(ies). If there is no surviving Contract Owner or Joint Owner, the Beneficiary(ies) is (are) entitled to the Death Benefit.
(3)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) is (are) entitled to the Death Benefit.
(4)
Last Surviving Contract Owner's or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner is entitled to the Death Benefit.
Death of Annuitant who is not the Contract Owner
If the deceased Annuitant is not the Contract Owner (or Joint Owner), and the deceased Annuitant dies before the Annuitization Date while the Contract is in force, the Death Benefit may or may not become payable depending on whether there is a Contingent Annuitant.
If there is a Contingent Annuitant, the Contingent Annuitant takes the place of the deceased Annuitant under the Contract and no Death Benefit is payable. The Contract otherwise continues without interruption and there will no longer be a Contingent Annuitant under the Contract.

If there is no Contingent Annuitant, the Death Benefit becomes payable. Rights to the Death Benefit will be as follows:
(1)
Beneficiary(ies). The Beneficiary(ies) is (are) entitled to the Death Benefit.
(2)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) is (are) entitled to the Death Benefit.
(3)
Last Surviving Contract Owner’s or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner is entitled to the Death Benefit.
Death After Annuitization
After the Annuitization Date, under no circumstances will the Death Benefit become payable. All payments under the Contract depend on the annuity payment option selected.
Payment of the Death Benefit
When the Death Benefit becomes payable, we will not pay the Death Benefit until we receive in writing at our Service Center each of the following:
•
Proper proof of death;
•
Instructions regarding the method of distribution; and
•
Any forms required by a state or other jurisdiction.
Proper proof of death includes:
•
A certified copy of the death certificate of the deceased Annuitant;
•
A copy of a certified decree of a court of competent jurisdiction as to the finding of death;
•
A written statement by a medical doctor who attended the deceased; or
•
Any other proof of death that we deem acceptable.
The methods of distribution depend on the person (or people) to whom the Death Benefit will be paid. Under all circumstances, the method of distribution selected must comply with any applicable requirements under the Code.
The following applies to the payment of the Death Benefit:
(1)
If the person entitled to receive the Death Benefit is the surviving spouse of the deceased Contract Owner, the surviving spouse can do one of the following:
a. Elect to receive their portion of the Death Benefit as a lump sum;
b. Elect to receive their portion of the Death Benefit as an annuity;
c. Elect to receive their portion of the Death Benefit as any distribution that is permitted by state and federal regulations and is acceptable to Nationwide; or
d. Elect to continue the Contract with his or her portion of the Death Benefit and become the new Contract Owner.
(2)
For any other person(s) entitled to receive the Death Benefit, he or she can do one of the following
a. Elect to receive their portion of the Death Benefit as a lump sum;
b. Elect to receive their portion of the Death Benefit as an annuity; or
c. Elect to receive their portion of the Death Benefit as any distribution that is permitted by state and federal regulations and is acceptable to Nationwide.
If the Contract has more than one Beneficiary entitled to the Death Benefit, the Contract Value will continue to be allocated to the applicable Strategies until the first Beneficiary provides Nationwide with all the information necessary to pay that Beneficiary’s portion of the Death Benefit. At the time the first Beneficiary’s proceeds are paid, the remaining portion(s) of the Death Benefit that is allocated to the Strategies will be reallocated to the Transition Account until instructions are received from the remaining Beneficiary(ies).

Except for a surviving spouse that is continuing the Contract under the Spousal Protection Feature, if any Beneficiary entitled to receive the Death Benefit elects to continue the Contract as the new owner or becomes a beneficial owner of the Contract, the Beneficiary’s entire portion of the Death Benefit will be automatically reallocated to the Default Option. This reallocation is considered payment of that Beneficiary’s portion of the Death Benefit proceeds. This reallocation to the Default Option will occur on the date the Beneficiary’s election is received in good order. The Default Option’s Strategy Term will begin on the date the Beneficiary’s portion of the Death Benefit is reallocated to the Default Option. The Crediting Factors applicable to the Default Option will be the new business Crediting Factors in effect on the date the Beneficiary’s portion of the Death Benefit is reallocated to the Default Option. Thereafter, any partial withdrawal or full surrender is treated as a Preferred Withdrawal.
For a surviving spouse that continues the Contract under the Spousal Protection Feature, see "Spousal Protection Feature" below. A surviving spouse that is continuing the Contract under the Spousal Protection Feature will not be reallocated to the Default Option as described above.
The Transition Account is a short-term liquid investment account. We establish interest rates for all amounts in the Transition Account on a monthly basis, but we do not guarantee any specific minimum rate. The Transition Account is not designed for long-term investing. The Contract Owner cannot elect to allocate Contract Value to the Transition Account. Withdrawals from the Transition Account are not subject to any CDSCs or MVAs. The value in the Transition Account will equal the amount of the Death Benefit transferred into the Transition Account plus any interest credited to the Transition Account minus any amounts withdrawn from the Transition Account.
Death Benefit Calculations
The Death Benefit will be the standard Death Benefit as described in the "Standard Death Benefit" section.
As indicated previously, the Death Benefit calculations may not apply if the Contract Owner has been changed or the Contract has been assigned. See "Impact of Ownership Changes and Assignment on the Death Benefit."
The Death Benefit is calculated as of the date Nationwide receives:
•
Proper proof of death (see "Payment of Death Benefit");
•
Instructions regarding the method of distribution; and
•
Any forms required by a state or other jurisdiction.
Annuity Commencement Date
The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. Generally, the Contract Owner designates the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Annuitant reaches age 90. The Contract Owner may initiate a change to the Annuity Commencement Date at any time. Additionally, Nationwide will notify the Contract Owner approximately 90 days before the impending Annuity Commencement Date of the opportunity to change the Annuity Commencement Date or annuitize the contract.
Any request to change the Annuity Commencement Date must meet the following requirements:
•
the request is made prior to the Annuitization Date;
•
the requested date is at least two years after the Date of Issue;
•
the requested date is not later than the first day of the first calendar month after the Annuitant’s 90th birthday unless approved by Nationwide; and
•
the request for change is made in writing, submitted to the Service Center and approved by Nationwide.
Generally, Nationwide will not initiate annuitization until specifically directed to do so. However, for Non-Qualified Contracts only, Nationwide will automatically initiate annuitization within 45 days after the Annuity Commencement Date (whether default or otherwise), unless (1) Nationwide has had direct contact with the Contract Owner (indicating that the contract is not abandoned); or (2) the Contract Owner has taken some type of action which is inconsistent with the desire to annuitize.

Annuitizing the Contract
Annuitization
Annuitization is the period during which annuity payments are received. Annuitization is irrevocable once annuity payments have begun. Upon Annuitization Date, the Contract Owner must elect an annuity payment option.
On the Annuitization Date, the Surrender Value, less any premium tax, will be applied under the annuity payment option selected. If any portion of the Surrender Value exceeds the Preferred Withdrawal Amount, that portion will be treated as a Non-Preferred Withdrawal. A Non-Preferred Withdrawal uses the NSEP calculation to calculate its Strategy Earnings which will reduce gains and may increase losses, including losses that could exceed the Strategy’s defined downside protection. Additionally, a CDSC and a negative MVA may apply to the Non-Preferred Withdrawal portion of the Surrender Value during the first six Contract Years. Annuity purchase rates are used to determine the amount of the annuity payments based upon the annuity payment option elected. Actual purchase rates used to determine annuity payments will be those in effect on the Annuitization Date. Annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by Nationwide at the time to the same class of annuitants.
Fixed Annuity Payments
Fixed annuity payments provide for level annuity payments. The fixed annuity payments will remain level unless the annuity payment option provides otherwise.
Frequency and Amount of Payments
Annuity payments are based on the annuity payment option elected.
If the net amount to be annuitized is less than $2,000, Nationwide reserves the right to pay this amount in a lump sum instead of periodic annuity payments.
Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $100. The payment frequency will be changed to an interval that will result in payments of at least $100. Nationwide will send annuity payments no later than 10 Business Days after each annuity payment date.
Annuity Payment Options
The Annuitant must elect an annuity payment option before the Annuitization Date. If the Annuitant does not elect an annuity payment option, the fixed single life annuity with 240 monthly payments guaranteed annuity payment option will be assumed as the automatic form of payment upon annuitization. Once elected or assumed, the annuity payment option may not be changed.
Not all of the annuity payment options may be available in all states. Additionally, the annuity payment options available may be limited based on the Annuitant’s age (and the joint annuitant’s age, if applicable) or requirements under the Code.
Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. If a Contract Owner does not submit purchase payments in excess of $1,000,000, or if Nationwide has refused to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply. If the Contract Owner is permitted to submit purchase payments in excess of $1,000,000, additional restrictions apply, as follows.
Annuity Payment Options for Contracts with Total Purchase Payments and/or Surrender Value Annuitized Less Than or Equal to $2,000,000
If, at the Annuitization Date, the total of the purchase payment made to the contract and/or the Surrender Value annuitized is less than or equal to $2,000,000, the annuity payment options available are:
•
Single life;
•
Joint and survivor; and
•
Single life with a 10 or 20 year term certain.

Each of the annuity payment options is discussed more thoroughly below.
Single Life
The single life annuity payment option provides for annuity payments to be paid during the lifetime of the Annuitant. This option is not available if the Annuitant is 86 or older on the Annuitization Date.
Payments will cease with the last payment before the Annuitant’s death. For example, if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one payment. The Annuitant will only receive two annuity payments if he or she dies before the third payment date, and so on. No death benefit will be paid.
No withdrawals other than the scheduled annuity payments are permitted.
Joint and Survivor
The joint and survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the Annuitant and joint annuitant. After the death of either the Annuitant or joint annuitant, payments will continue for the life of the survivor. This option is not available if the Annuitant or joint annuitant is 86 or older on the Annuitization Date.
Payments will cease with the last payment due prior to the death of the last survivor of the Annuitant and joint annuitant. As is the case of the single life annuity payment option, there is no guaranteed number of payments. Therefore, it is possible that if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one annuity payment. No death benefit will be paid.
No withdrawals other than the scheduled annuity payments are permitted.
Single Life with a 10 or 20 Year Term Certain
The single life with a 10 or 20-year term certain annuity payment option provides that monthly annuity payments will be paid during the Annuitant’s lifetime or for the term selected, whichever is longer. The term may be either 10 or 20 years.
If the Annuitant dies before the end of the 10 or 20-year term, payments will be paid to the beneficiary for the remainder of the term.
No withdrawals other than the scheduled annuity payments are permitted.
Any Other Option
Annuity payment options not set forth in this provision may be available. Any annuity payment option not set forth in this provision must be approved by Nationwide.
Annuity Payment Options for Contracts with Total Purchase Payments and/or Surrender Value Annuitized Greater Than $2,000,000
If, at the Annuitization Date, the total of the purchase payment made to the contract and/or the Surrender Value to be annuitized is greater than $2,000,000, Nationwide may limit the annuity payment option to the longer of:
1.
a fixed single life annuity with a 20 year term certain; or
2.
a fixed single life annuity with a term certain to age 95.
Annuitization of Amounts Greater than $5,000,000
Additionally, Nationwide may limit the amount that may be annuitized on a single life to $5,000,000. If the total amount to be annuitized is greater than $5,000,000 under this contract and/or for all Nationwide issued annuity contracts with the same Annuitant, the Contract Owner must:
1.
reduce the amount to be annuitized to $5,000,000 or less by taking a partial withdrawal from the Contract;
2.
reduce the amount to be annuitized to $5,000,000 or less by exchanging the portion of the Surrender Value in excess of $5,000,000 to another annuity contract; or
3.
annuitize the portion of the Surrender Value in excess of $5,000,000 under an annuity payment option with a term certain, if available.

Statements and Reports
Prior to the Annuitization Date, statements will be sent to the Contract Owner’s last known address. Contract Owners should promptly notify the Service Center of any address change.
Nationwide will mail to Contract Owners:
•
statements showing the Contract’s quarterly activity; and
•
confirmation statements showing transactions that affect the Contract’s value.
Contract Owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide’s eDelivery program. Nationwide will notify Contract Owners by email when important documents (statements, prospectuses and other documents) are ready to view, print, or download from Nationwide’s secure server. To choose this option, go to nationwide.com/login.
Contract Owners should review statements carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the Contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements are correct.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, (the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nw.onlineprospectus.net/NW/c000265035nw/?ctype=product_sai.

Appendix A: Investment Options Available Under the Contract
Strategies
The following is a list of Strategies currently available under the Contract. Nationwide may change the features of the Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Strategies, and terminate existing Strategies. Nationwide will provide the Contract Owner with written notice before making any changes other than changes to current limits on Index gains. See "Strategies." Information about current limits on Index gains is available at https://www.nationwide.com/campaigns/defined-protection-current-rates. The availability of certain Strategies may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").
Note: If amounts are removed from a Strategy as a Non-Preferred Withdrawal, Nationwide will apply the Non-Preferred Strategy Earnings Percentage calculation. This may result in a significant reduction in the amount of Contract Value withdrawn. See "Non-Preferred Strategy Earnings Percentage (NSEP)."
Index	Type of Index	Strategy Term	Current Protection Level (during Strategy Term)[3]	Minimum Limit on Participation Rate (for the life of the Index Strategy)[4]	Maximum Limit on Strategy Spread (for the life of the Index Strategy)[5]
BlackRock Select Factor Index[1]	Market Index	1 Year	100%	5%	3%
BlackRock Select Factor Index[1]	Market Index	1 Year	95%	5%	3%
BlackRock Select Factor Index[1]	Market Index	1 Year	90%	5%	3%
BlackRock Select Factor Index[1]	Market Index	3 Year	100%	5%	3%
BlackRock Select Factor Index[1]	Market Index	3 Year	95%	5%	3%
BlackRock Select Factor Index[1]	Market Index	3 Year	90%	5%	3%
J.P. Morgan Mozaic IISM Index	Market Index	1 Year	100%	5%	3%
J.P. Morgan Mozaic IISM Index	Market Index	1 Year	95%	5%	3%
J.P. Morgan Mozaic IISM Index	Market Index	1 Year	90%	5%	3%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	100%	5%	3%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	95%	5%	3%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	90%	5%	3%
MSCI EAFE Index[2]	Market Index	1 Year	100%	5%	3.5%
MSCI EAFE Index[2]	Market Index	1 Year	95%	5%	3.5%
MSCI EAFE Index[2]	Market Index	1 Year	90%	5%	3.5%
MSCI EAFE Index[2]	Market Index	3 Year	100%	5%	3.5%
MSCI EAFE Index[2]	Market Index	3 Year	95%	5%	3.5%
MSCI EAFE Index[2]	Market Index	3 Year	90%	5%	3.5%
NYSE® Zebra Edge® Index	Market Index	1 Year	100%	5%	3%

NYSE® Zebra Edge® Index	Market Index	1 Year	95%	5%	3%
NYSE® Zebra Edge® Index	Market Index	1 Year	90%	5%	3%
NYSE® Zebra Edge® Index	Market Index	3 Year	100%	5%	3%
NYSE® Zebra Edge® Index	Market Index	3 Year	95%	5%	3%
NYSE® Zebra Edge® Index	Market Index	3 Year	90%	5%	3%
SG Macro Compass Index[1]	Market Index	1 Year	100%	5%	3%
SG Macro Compass Index[1]	Market Index	1 Year	95%	5%	3%
SG Macro Compass Index[1]	Market Index	1 Year	90%	5%	3%
SG Macro Compass Index[1]	Market Index	3 Year	100%	5%	3%
SG Macro Compass Index[1]	Market Index	3 Year	95%	5%	3%
SG Macro Compass Index[1]	Market Index	3 Year	90%	5%	3%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[2]	Market Index	1 Year	100%	5%	3%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[2]	Market Index	1 Year	95%	5%	3%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[2]	Market Index	1 Year	90%	5%	3%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[2]	Market Index	3 Year	100%	5%	3%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[2]	Market Index	3 Year	95%	5%	3%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[2]	Market Index	3 Year	90%	5%	3%
S&P 500®[2]	Market Index	1 Year	100%	5%	3.5%
S&P 500®[2]	Market Index	1 Year	95%	5%	3.5%
S&P 500®[2]	Market Index	1 Year	90%	5%	3.5%
S&P 500®[2]	Market Index	3 Year	100%	5%	3.5%
S&P 500®[2]	Market Index	3 Year	95%	5%	3.5%
S&P 500®[2]	Market Index	3 Year	90%	5%	3.5%
1 The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.
2 This Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
3 The minimum Protection Level guaranteed for the life of the Contract for any Index Strategy is 75%.
4 The minimum Participation Rate guaranteed for the life of the Contract for any Index Strategy is 5%.
5 There is no guaranteed maximum Strategy Spread under the Contract; however, each Strategy has a maximum Strategy Spread guaranteed for the life of the Contract, which is the initial Strategy Spread when that Strategy was first made available to the Contract plus 2%.

Appendix B: State Variations
Described below are the variations to certain prospectus disclosures resulting from state law or the instruction provided by state insurance authorities as of the date of this prospectus. Information regarding a state’s requirements does not mean that Nationwide currently offers contracts within that jurisdiction. These variations are subject to change without notice and additional variations may be imposed as required by specific states.
State	State Law Variations
California
● Under the Right to Examine and Cancel section, for Contract Owners aged 65 or older on the Date of Issue, if the Contract is returned the Contract Owner is entitled to a refund of the greater of the Purchase Payment or the Contract Accumulation Value on
the day the Contract is received by Nationwide or the agent who sold the Contract
Owner the Contract.
● Contingent Deferred Sales Charge is referred to as Surrender Charge
● Under the Impact of Ownership Changes and Assignment on the Death Benefit section, changes to the Contract Owner or assignment of the Contract do not change the Death
Benefit to the Surrender Value. The Death Benefit will continue to be the Contract
Accumulation Value.
● The Increase in Remaining Preferred Withdrawal Amount After a Long-Term Care or
Terminal Illness or Injury Event (CDSC and MVA Waiver) section is not available.

Connecticut
● Under The Increase in Remaining Preferred Withdrawal Amount After a Long-Term
Care or Terminal Illness or Injury Event (CDSC and MVA Waiver) section, "Long-Term
Care Event" is referred to as "Confinement.
● Under the Long-Term Care Event subsection of The Increase in Remaining Preferred
Withdrawal Amount After a Long-Term Care or Terminal Illness or Injury Event (CDSC
and MVA Waiver) section, Confinement occurs if at any time after the second Contract
Anniversary, the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is confined to a Long-Term Care Facility or Hospital for a continuous period of
90 days or more.
● Under the Terminal Illness or Injury Event subsection of the Long-Term Care Event section of The Increase in Remaining Preferred Withdrawal Amount After a Long-Term
Care or Terminal Illness or Injury Event (CDSC and MVA Waiver) section, a TI Event occurs if at any time after the second Contract Anniversary, the Contract Owner (or
Annuitant if the Contract Owner is not a natural person) is diagnosed by a physician
(who is not a party to the Contract nor an immediate family member of a party to the
Contract) as having a Terminal Illness or Injury beginning after the Date of Issue.
● Under the Impact of Ownership Changes and Assignment on the Death Benefit section, changes to the Contract Owner or assignment of the Contract do not change the Death
Benefit to the Surrender Value. The Death Benefit will continue to be the Contract
Accumulation Value.

Florida
● Purchase Payments for any other annuity contract issued by Nationwide to the Contract
Owner, Annuitant, or Contingent Annuitant will not be considered for purposes of determining whether the Purchase Payment under this Contract exceeds $1,000,000.
● The Annuity Commencement Date must be at least one year after the Date of Issue.
● Under the Annuity Payment Options for Contracts with Total Purchase Payments and/or
Surrender Value Annuitized Less Than or Equal to $2,000,000, Annuity Payment
Options for Contracts with Total Purchase Payments and/or Surrender Value Annuitized
Greater Than $2,000,000, and Annuitization of Amounts Greater than $5,000,000 sections, references to "Surrender Value" are replaced with "Contract Accumulation
Value."

Hawaii	● Joint Owners are not limited to spouses.
Illinois
● Incontestability - This Contract, attached application, including any attached supplemental applications, together with any amendments, optional riders and endorsements, if any, will not be contested.
● Misstatements made as to the sex of the Contract Owner, Joint Owner, Annuitant,
Contingent Annuitant, Beneficiary or Contingent Beneficiary are excluded from the
Misstatements of Age or Sex section.

Maryland
● The Increase in Remaining Preferred Withdrawal Amount After a Long-Term Care or
Terminal Illness or Injury Event (CDSC and MVA Waiver) section is not available for
Contracts issued on or after June 13, 2022.

State	State Law Variations
Massachusetts	● The Increase in Remaining Preferred Withdrawal Amount After a Long-Term Care or Terminal Illness or Injury Event (CDSC and MVA Waiver) section is not available.
New Jersey
● The Increase in Remaining Preferred Withdrawal Amount After a Long-Term Care or
Terminal Illness or Injury Event (CDSC and MVA Waiver) section is not available.
● Joint Owners are not limited to spouses.
● Purchase Payments for any other annuity contract issued by Nationwide to the Contract
Owner, Annuitant, or Contingent Annuitant will not be considered for purposes of determining whether the Purchase Payment under this Contract exceeds $1,000,000.
● CDSC and/or MVA will not be waived under the Waiver or Reduction of the CDSC or
MVA section if the Contract is surrendered in exchange for another contract issued by
Nationwide or one of its affiliated insurance companies. Additionally the CDSC and/or
MVA will not be waived if another contract issued by Nationwide or one of its affiliates is exchanged for the Contract.
● The Contract cannot be categorized as a Charitable Remainder Trust.
● Extends spousal rights to any party to a civil union.

Pennsylvania
● Joint Owners are not limited to spouses.
● The Increase in Remaining Preferred Withdrawal Amount After a Long-Term Care or
Terminal Illness or Injury Event (CDSC and MVA Waiver) section is not available.

Texas
● Purchase Payments for any other annuity contract issued by Nationwide to the Contract
Owner, Annuitant, or Contingent Annuitant will not be considered for purposes of determining whether the Purchase Payment under this Contract exceeds $1,000,000.
● CDSC and/or MVA will not be waived under the Waiver or Reduction of the CDSC or
MVA section if the Contract is surrendered in exchange for another contract issued by
Nationwide or one of its affiliated insurance companies. Additionally, the CDSC and/or
MVA will not be waived if another contract issued by Nationwide or one of its affiliates is exchanged for the Contract.

Utah	● The Return of Premium Death Benefit is not available. ● The Spousal Protection Feature section is not available.
Washington
● The Terminal Illness or Injury Event subsection under The Increase in Remaining
Preferred Withdrawal Amount After a Long-Term Care or Terminal Illness or Injury Event
(CDSC and MVA Waiver) section is not available.

Appendix C: Contract Types and Tax Information
Types of Contracts
The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code (the "Code"). Following is a general description of the various contract types. Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.
Non-Qualified Contracts
A non-qualified contract is a contract that does not qualify for certain tax benefits under the Code, such as deductibility of purchase payments, and which is not an IRA, Roth IRA, SEP IRA, Simple IRA, or part of a pension plan or employer-sponsored retirement program.
Upon the death of the owner of a non-qualified contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.
Non-qualified contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed. Non-qualified contracts that are owned by non-natural persons, such as trusts, corporations, and partnerships are generally subject to current income tax on the income earned inside the contract, unless the non-natural person owns the contract as an agent of a natural person.
Charitable Remainder Trusts
Charitable Remainder Trusts are trusts that meet the requirements of Section 664 of the Code. An annuity that has a Charitable Remainder Trust endorsement is not a Charitable Remainder Trust; the endorsement is merely to facilitate ownership of the contract by a Charitable Remainder Trust. Non-Qualified Contracts that are issued to Charitable Remainder Trusts will differ from other Non-Qualified Contracts in three respects:
(1)
Waiver of sales charges. In addition to any sales load waivers included in the contract, Charitable Remainder Trusts may also withdraw the difference between:
(a)
the contract value on the day before the withdrawal; and
(b)
the total amount of purchase payments made to the contract (less an adjustment for amounts surrendered).
(2)
Contract ownership at annuitization. On the annuitization date, if the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust will continue to be the contract owner and the annuitant will NOT become the contract owner.
(3)
Recipient of death benefit proceeds. With respect to the death benefit proceeds, if the contract owner is a Charitable Remainder Trust, the death benefit is payable to the Charitable Remainder Trust. Any designation in conflict with the Charitable Remainder Trust’s right to the death benefit will be void.
While these provisions are intended to facilitate a Charitable Remainder Trust's ownership of this contract, the rules governing Charitable Remainder Trusts are numerous and complex. A Charitable Remainder Trust that is considering purchasing this contract should seek the advice of a qualified tax and/or financial professional prior to purchasing the contract.
Individual Retirement Annuities (IRAs)
IRAs are contracts that satisfy the provisions of Section 408(b) of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,500; if the contract owner is age 50 or older, the annual premium cannot exceed $8,600 (although rollovers of greater amounts from Qualified Plans, tax sheltered annuities, certain 457 governmental plans, and other IRAs can be received);
•
certain minimum distribution requirements must be satisfied after the owner attains their "applicable age" as defined in the Code;
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

As used herein, the term "individual retirement plans" shall refer to both individual retirement annuities and individual retirement accounts that are described in Section 408 of the Code.
For further details regarding IRAs, refer to the disclosure statement provided when the IRA was established and the annuity contract’s IRA endorsement.
Roth IRAs
Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,500; if the contract owner is age 50 or older, the annual premium cannot exceed $8,600 (although rollovers of greater amounts from other Roth IRAs and other individual retirement plans can be received);
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.
For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract’s IRA endorsement.
Simplified Employee Pension IRAs (SEP IRA)
A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.
An employee may make deductible contributions to a SEP IRA subject to the same restrictions and limitations as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Code and the written plan.
A SEP IRA plan must satisfy:
•
minimum participation rules;
•
top-heavy contribution rules;
•
nondiscriminatory allocation rules; and
•
requirements regarding a written allocation formula.
In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.
Simple IRAs
A Simple IRA is an Individual Retirement Annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:
•
vesting requirements;
•
participation requirements; and
•
administrative requirements.
The funds contributed to a Simple IRA cannot be commingled with funds in other individual retirement plans or SEP IRAs.
A Simple IRA cannot receive rollover distributions except from another Simple IRA.
Investment Only (Qualified Plans)
Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.
Federal Tax Considerations
Federal Income Taxes
The tax consequences of purchasing a contract described in this prospectus will depend on:
•
the type of contract purchased;
•
the purposes for which the contract is purchased; and
•
the personal circumstances of individual investors having interests in the contracts.
Existing tax rules are subject to change and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.
The following is a brief summary of some of the federal income tax considerations related to the types of contracts sold in connection with this prospectus. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. Nothing in this prospectus should be considered to be tax advice. Purchasers and prospective purchasers of the contract should consult a financial professional, tax advisor, or legal counsel to discuss the taxation and use of the contracts.
IRAs, SEP IRAs, and Simple IRAs
Distributions from IRAs, SEP IRAs, and Simple IRAs are generally taxed as ordinary income when received. If any of the amounts contributed to the Individual Retirement Annuity was non-deductible for federal income tax purposes, then a portion of each distribution is excludable from income.
The portion of a distribution that is excludable from income is based on the ratio of the amount by which non-deductible purchase payments exceed prior non-taxable distributions to total account balances at the time of the distribution. The owner of an IRA, SEP IRA, or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed nontaxable distributions for all years, and the total balance of all IRAs, SEP IRAs, or Simple IRAs. Depending on the circumstance of the owner, all or a portion of the contributions (purchase payments) made to the account may be deducted for federal income tax purposes.
IRAs may receive rollover contributions from other individual retirement accounts, other individual retirement annuities, tax sheltered annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).
When the owner of an IRA attains their applicable age, the IRA owner is required to begin taking certain minimum distributions. In addition, upon the death of the owner of an IRA, the Code imposes mandatory distribution requirements to ensure distribution of the entire contract value within the required statutory period. Due to the Treasury Regulation’s valuation rules, the amount used to compute the mandatory distributions may exceed the contract value.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
One-Rollover-Per-Year Limitation
A contract owner can receive a distribution from an IRA and roll it into another IRA within 60 days from the date of the distribution and not have the amount of the distribution included in taxable income. Only one rollover per year from a contract owner’s IRA is allowed. The one-year period begins on the date the contract owner receives the IRA distribution, and not on the date the IRA was rolled over.
The one-rollover-per-year limitation applies in the aggregate to all the IRAs that a taxpayer owns. This means that a contract owner cannot make an IRA rollover distribution if, within the previous one-year period, an IRA rollover distribution was taken from any other IRAs owned by the taxpayer. Also, rollovers between an individual’s Roth IRAs would prevent a separate rollover between the individual’s traditional IRAs within the one-year period, and vice versa.
Direct transfers of IRA funds between IRA trustees are not subject to the one rollover per year limitation because such transfers are not considered rollover distributions. Also, a rollover from a traditional IRA to a Roth IRA (a conversion) is not subject to the one rollover per year limitation, and such a rollover is disregarded in applying the one rollover per year limitation to other rollovers.

Roth IRAs
Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions." A "qualified distribution" is nontaxable if it is made after the Roth IRA has satisfied the five-year rule and meets one of the following requirements:
•
it is made on or after the date on which the contract owner attains age 59½;
•
it is made to a beneficiary (or the contract owner’s estate) on or after the death of the contract owner;
•
it is attributable to the contract owner’s disability; or
•
it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.
The five-year rule is satisfied if a five taxable-year period has passed beginning with the first tax year in which a contribution is made to any Roth IRA established by the owner.
A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of total contributions is includable in the contract owner’s gross income as ordinary income in the year that it is distributed to the contract owner.
A Roth IRA can receive a rollover from an individual retirement plan or another eligible retirement plan; however, the amount rolled over from the individual retirement plan or other eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover and will be subject to federal income tax. However, a rollover or conversion of an amount from an IRA or eligible retirement plan cannot be recharacterized back to an IRA.
Special rules apply for Roth IRAs that have proceeds received from an individual retirement plan prior to January 1, 1999 if the owner elected the special four-year income averaging provisions that were in effect for 1998.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
10% Additional Tax for Early Withdrawal
If distributions of income from an IRA, SEP IRA, Simple IRA, or Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to an additional penalty tax of 10% unless an exception applies. (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2-year period beginning on the date that the individual first participated in the Simple IRA.) The 10% penalty tax can be avoided if the distribution is:
•
made to a beneficiary on or after the death of the owner;
•
attributable to the owner becoming disabled (as defined in the Code);
•
part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years from the date of the first periodic payment. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax;
•
used for qualified higher education expenses; or
•
used for expenses attributable to the purchase of a home for a qualified first-time buyer.
Non-Qualified Contracts
Non-Qualified Contracts - Natural Persons as Contract Owners
Generally, the income earned inside a non-qualified annuity contract that is owned by a natural person is not taxable until it is distributed from the contract.
Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the investment in the contract at the time of the distribution. In general, the investment in the contract is equal to the purchase payments made with after-tax dollars reduced by any prior nontaxable distribution. Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged as collateral for a loan, amounts borrowed from the contract, or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

In determining the taxable amount of a distribution that is made prior to the annuitization date, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.
A special rule applies to distributions from contracts that have investments in the contract that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as the nontaxable recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.
With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable from each annuity payment is determined by multiplying the annuity payment by a fraction which is equal to the contract owner’s investment in the contract, divided by the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.
The Code provides that a portion of a non-qualified annuity contract may be annuitized for either (a) a period of 10 years or greater, or (b) for the life or lives of one or more persons. The portion of the contract annuitized would be treated as if it were a separate annuity contract. This means that an annuitization date can be established for a portion of the annuity contract annuitized and the above description of the taxation of annuity distributions after the annuitization date would apply to the portion of the contract that has been annuitized. The investment in the contract is required to be allocated pro rata between the portion of the contract that is annuitized and the portion that is not. All other benefits under the contract (e.g., death benefit) would also be reduced pro rata. For example, if 1/3 of the cash value of the contract were to be annuitized, the death benefit would also be reduced by 1/3.
The Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½. The amount of the penalty is 10% of the portion of any distribution that is includable in gross income. The penalty tax does not apply if the distribution is:
•
the result of a contract owner’s death;
•
the result of a contract owner’s disability (as defined in the Code);
•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax; or
•
is allocable to an investment in the contract before August 14, 1982.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
Non-Qualified Contracts - Non-Natural Persons as Contract Owners
The previous discussion related to the taxation of non-qualified contracts owned by natural persons (individuals). Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.
Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts for most purposes of the Code. Therefore, income earned under a non-qualified contract that is owned by a non-natural person is taxed as ordinary income during the taxable year in which it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.
The non-natural persons rules do not apply to all entity-owned contracts. For purposes of the non-natural persons rule, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would allow the contract to be treated as an annuity under the Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.
The non-natural persons rules also do not apply to contracts that are:
•
acquired by the estate of a decedent by reason of the death of the decedent;

•
issued in connection with certain qualified retirement plans and individual retirement plans;
•
purchased by an employer upon the termination of certain qualified retirement plans; or
•
immediate annuities within the meaning of Section 72(u) of the Code.
If the annuitant, who is the individual treated as owning the contract, dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.
Exchanges
As a general rule, federal income tax law treats an exchange of property in the same manner as a taxable sale of the property. However, pursuant to Section 1035 of the Code, an annuity contract may be exchanged tax-free for another annuity contract. If the exchange includes the receipt of other property, such as cash, in addition to another annuity contract, special rules may cause a portion of the transaction to be taxable to the extent of the value of the other property.
Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal
Partial exchanges may be treated as a tax-free exchange under Code Section 1035. IRS Rev. Proc. 2011-38 addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract (a partial exchange). A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under Section 1035 of the Code if, for a period of at least 180 days from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange. In addition, the 180-day period will be deemed to have been satisfied with respect to amounts received as an annuity for a period of 10 years or more, or as an annuity for the life of one or more persons. The taxation of distributions (other than distributions described in the immediately preceding sentence) received from either contract within the 180-day period will be determined using general tax principles. For example, they could be treated as taxable "boot" in an otherwise tax-free exchange, or as a distribution from the new contract. Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for estates and trusts is $16,000.
Modified adjusted gross income is equal to adjusted gross income with several modifications; consult with a qualified tax advisor regarding how to determine modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities. Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes, are includible in modified adjusted gross income.
Required Distributions
The Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Consult a qualified tax or financial professional for more specific required distribution information.
Required Distributions – General Information
In general, depending on the type of contract, the Code requires that minimum distributions begin during the contract owner’s lifetime. In addition, the Code requires that upon the death of the contract owner, minimum distributions must be made to the contract owner’s beneficiary. A beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death. The distribution rules in the Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made after the death of the contract owner from IRAs, SEP IRAs, Simple IRAs, Roth IRAs, and non-qualified annuity contracts. A designated beneficiary is a natural person (individual) who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities, estates, or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.
Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.
Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For non-qualified contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death. For contracts other than non-qualified contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner’s death. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.
Required Distributions for Non-Qualified Contracts
Code Section 72(s) requires Nationwide to make certain minimum distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:
(1)
If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.
(2)
If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) must be distributed within five years of the contract owner’s death, provided however:
(a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and
(b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse’s death.
In the event that the contract owner is not a natural person (e.g., a trust or corporation), but is acting as an agent for a natural person, for purposes of these distribution provisions:
(a)
the death of the annuitant will be treated as the death of a contract owner;
(b)
any change of annuitant will be treated as the death of a contract owner; and
(c)
in either case, the appropriate distribution will be made upon the death or change, as the case may be.
These distribution provisions do not apply to any contract exempt from Section 72(s) of the Code by reason of Section 72(s)(5) or any other law or rule.
The Code does not require that minimum distributions during the contract owner’s lifetime.
Required Distributions for IRAs, SEP IRAs, Simple IRAs, and Roth IRAs
Required Distributions During the Life of the Contract Owner
Distributions must begin no later than the required beginning date which is April 1 of the calendar year following the calendar year in which the contract owner reaches their applicable age. The applicable age is:
If the individual was born…	The applicable age is…
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75
Distributions may be paid in a lump sum or in substantially equal payments over:

(a)
the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or
(b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.401(a)(9)-9.
For IRAs, SEP IRAs, and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA, or Simple IRA of the contract owner.
If the contract owner's entire interest in the IRA, SEP IRA, or Simple IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date. The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½ (age 72 for those contract owners who turn age 70½ on or after January 1, 2020). The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.
Required Distributions Upon Death of a Contract Owner
For death of a contract owner before January 1, 2020, please consult your tax advisor or legal counsel regarding the post-death minimum distribution rules that apply. If the contract owner dies on or after January 1, 2020, and the designated beneficiary is not an eligible designated beneficiary as defined under Code Section 401(a)(9), then the entire balance of the contract must be distributed by December 31st of the tenth year following the contract owner’s death. This 10-year post-death distribution period applies regardless of whether the contract owner dies before or after the contract owner’s required beginning date. Where a contract owner dies after their required beginning date, a designated beneficiary who is not an eligible designated beneficiary must continue to take annual distributions during the 10-year post-death distribution period, based generally on their life expectancy, with the entire balance of the contract required to be distributed by the end of the 10-year post-death period. Please discuss with your tax advisor about the impact this may have on your situation.
In the case of an eligible designated beneficiary, which includes (1) the contract owner’s surviving spouse, (2) a minor child of the contract owner, (3) a disabled individual, (4) a chronically ill individual, or (5) an individual not more than 10 years younger than the contract owner, the entire balance of the contract can be distributed over a period not exceeding the life or life expectancy of the eligible designated beneficiary provided that distributions begin by December 31st of the calendar year after the calendar year of the contract owner’s death. If an eligible designated beneficiary dies before the entire interest is distributed, the remaining interest must be distributed by December 31st of the tenth year following the eligible designated beneficiary’s death.
A distribution in the form of annuity payments (an annuitization) that began on or after January 1, 2020 while the contract owner was alive may need to be commuted or modified after the contract owner’s death in order to comply with the post-death distribution requirements. However, distributions in the form of annuity payments (an annuitization) that began prior to January 1, 2020, while the contract owner was alive, can continue under that method after the death the contract owner without modification.
In addition, a beneficiary who is not an eligible designated beneficiary or a designated beneficiary must withdraw the entire account balance by December 31st of the fifth year following the contract owner’s death.
Regardless of whether the contract owner dies before, or on or after January 1, 2020, a designated beneficiary who is the surviving spouse of the deceased contract owner may choose to become the contract owner. Any distributions required under these distribution rules will be made upon that spouse’s death.
Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.
If distribution requirements are not met, a penalty tax of 25% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year. The penalty tax is reduced to 10% if the required distribution not taken is distributed within a "correction window" as defined under the Code.
For IRAs, SEP IRAs, and Simple IRAs, all or a portion of each distribution will be included in the recipient's gross income and taxed as ordinary income tax rates. The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an IRA, SEP IRA, or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs, SEP IRAs, or Simple IRAs.
Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions."
Other Considerations
Same-Sex Marriages, Domestic Partnership, and Other Similar Relationships
The Treasury issued final regulations that address what relationships are considered marriages for federal tax purposes. The final regulation’s definition of a marriage reflects the United States Supreme Court holdings in Windsor and Obergefell, as well as Rev. Proc. 2017-13.
The final regulations define the terms "spouse," "husband," "wife," and "husband and wife" to be gender neutral so that these terms can apply equally to same sex couples and opposite sex couples. In addition, the regulations adopt the "place of celebration" rule to determine marital status for federal tax purposes. Therefore, a marriage of two individuals is recognized for federal tax purposes if the marriage is recognized by a state, possession, or territory of the US in which the marriage was entered into, regardless of the couple’s place of domicile.
Consistent with IRS Rev. Proc. 2013-17, the final regulations provide that relationships entered into as civil unions or registered domestic partnerships that are not denominated as marriages under state law are not marriages for federal tax purposes. Therefore, the favorable income-tax deferral options afforded by federal tax law to a married spouse under Code Sections 72 and 401(a)(9) are not available to individuals who have entered into these formal relationships.
Withholding
The taxable portion of a distribution from a contract is subject to federal income tax. Nationwide is required to withhold the tax from the distributions unless the contract owner requests otherwise. Under some circumstances, the Code will not permit contract owners to waive withholding. Such circumstances include:
•
if the payee does not provide Nationwide with a taxpayer identification number; or
•
if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.
If a contract owner is prohibited from waiving withholding, as described above, the portion of the distribution that represents income will be subject to withholding rates established by Section 3405 of the Code.
If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:
•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension or profit-sharing plan described in Section 401(a), an eligible deferred compensation plan described in Section 457(b) which is maintained by an eligible employer described in section 457(e)(1)(A) or individual retirement plan; or
•
the distribution satisfies the minimum distribution requirements imposed by the Code.
Non-Resident Aliens
Generally, the taxable portion of a distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.
Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:
(1)
provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and
(2)
provide Nationwide with an individual taxpayer identification number.
If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.
Another exemption from the 30% withholding rate is available if the non-resident alien provides Nationwide with sufficient evidence that:

(1)
the distribution is connected to the non-resident alien’s conduct of business in the United States;
(2)
the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and
(3)
provide Nationwide with a properly completed withholding certificate claiming the exemption.
Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons.
This prospectus does not address any tax matters that may arise by reason of application of the laws of a non-resident alien’s country of citizenship and/or country of residence. Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the applicability of laws of those jurisdictions to the purchase or ownership of a contract.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a contract to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the contract or of the distribution. Nationwide may require a contract owner to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Federal Estate, Gift and Generation Skipping Transfer Taxes
The following transfers may be considered a gift for federal gift tax purposes:
•
a transfer of the contract from one contract owner to another; or
•
a distribution to someone other than a contract owner.
Upon the contract owner’s death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.
Section 2612 of the Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:
(a)
an individual who is two or more generations younger than the contract owner; or
(b)
certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not two or more generations younger than the contract owner).
If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:
•
who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or
•
who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.
If a payment is subject to the generation skipping transfer tax, Nationwide may be required to deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.
Charge for Tax
Nationwide is not required to maintain a capital gain reserve liability on non-qualified contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.
State Taxation
The tax rules across the various states and localities are not uniform and therefore are not discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.

Appendix D: Additional Index Disclosures
BlackRock Select Factor Index
The BlackRock Select Factor Index (the "Index") is a product of BlackRock Index Services, LLC and has been licensed for use by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company ("Licensee").
The Index does not guarantee future income or protect against loss of principal. There can be no assurance that an investment strategy or financial product based on or in any way tracking the Index will be successful. Indexes are unmanaged and one cannot invest directly in an index.
This Product is not sponsored, endorsed, marketed, sold, or distributed by BlackRock Index Services, LLC, BlackRock, Inc., or any of its affiliates, or any of their respective third party licensors (including the Index calculation agent, as applicable) (collectively, "BlackRock"). BlackRock makes no representation or warranty, express or implied, to the owners of this Product or any member of the public regarding the advisability of investing in this Product or the ability of the Index to meet its stated objectives. BlackRock’s only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks of BlackRock. The Index is created, compiled, and calculated by BlackRock Index Services, LLC without regard to Licensee or this Product. BlackRock Index Services, LLC has no obligation to take the needs of Licensee or the owners of this Product into consideration in calculating the Index. BlackRock is not responsible for and has not participated in the determination of the benefits and charges of this Product or the timing of the issuance or sale of this Product or in the determination or calculation of the equation by which this Product is to be converted into cash, surrendered or redeemed, as the case may be. BlackRock has no obligation or liability in connection with the administration of this Product. There is no assurance that products based on the Index will accurately track index performance or provide positive investment returns. BlackRock Index Services, LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by BlackRock to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, BlackRock, Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to this Product currently being issued by Licensee, but which may be similar to and competitive with this Product. In addition, BlackRock, Inc. and its affiliates may trade financial products which are linked to the performance of the Index.
THE INDEX AND THE INDEX DATA ARE PROVIDED "AS-IS" AND "AS AVAILABLE". BlackRock DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE Index OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, or ELECTRONIC COMMUNICATIONS. BlackRock SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BlackRock MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, TITLE, NON-INFRINGEMENT, OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THIS PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Index OR WITH RESPECT TO ANY DATA contained therein or RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BlackRock BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BlackRock AND LICENSEE.
BlackRock®, BlackRock Select Factor Index and the corresponding logos are registered and unregistered trademarks of BlackRock, Inc. or its subsidiaries. All rights reserved.
Bloomberg U.S. Corporate Index
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL") (collectively, "Bloomberg"), or Bloomberg’s licensors own all proprietary rights in the "Bloomberg U.S. Corporate Index."
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively "Barclays") nor Bloomberg is the issuer or producer of Nationwide Defined Protection® Annuity and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to purchasers in Nationwide Defined Protection® Annuity. The Bloomberg U.S. Corporate Index is licensed for use by Nationwide Life Insurance Company ("Nationwide") as the Issuer of Nationwide Defined Protection® Annuity. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg U.S. Corporate Index is the licensing of the Bloomberg U.S. Corporate Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer of Nationwide Defined Protection® Annuity or the owners of Nationwide Defined Protection® Annuity.
Additionally, Nationwide may for itself execute transaction(s) with Barclays in or relating to Bloomberg U.S. Corporate Index in connection with Nationwide Defined Protection® Annuity. Purchasers acquire Nationwide Defined Protection® Annuity from Nationwide and purchasers neither acquire any interest in Bloomberg U.S. Corporate Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making a purchase in Nationwide Defined Protection® Annuity. Nationwide Defined Protection® Annuity is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of the purchase of Nationwide Defined Protection® Annuity or the advisability of purchasing securities generally or the ability of the Bloomberg U.S. Corporate Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of Nationwide Defined Protection® Annuity with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of Nationwide Defined Protection® Annuity to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of Nationwide Defined Protection® Annuity or any other third party into consideration in determining, composing or calculating the Bloomberg U.S. Corporate Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of Nationwide Defined Protection® Annuity.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of Nationwide Defined Protection® Annuity, investors or other third parties. In addition, the licensing agreement between Nationwide Financial Services, Inc. and Bloomberg is solely for the benefit of Nationwide Financial Services, Inc. and Bloomberg and not for the benefit of the owners of Nationwide Defined Protection® Annuity, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG U.S. CORPORATE INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG U.S. CORPORATE INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG U.S. CORPORATE INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO NATIONWIDE DEFINED PROTECTION® ANNUITY.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.
J.P. Morgan Mozaic II Index
The J.P. Morgan Mozaic IISM Index ("J.P. Morgan Index") has been licensed to Nationwide Life Insurance Company (the "Licensee") for the Licensee’s benefit. Neither the Licensee nor the Contract (the "Product") is sponsored, operated, endorsed, sold or promoted by J.P. Morgan Securities LLC ("JPMS") or any of its affiliates (together and individually, "J.P. Morgan"). J.P. Morgan makes no representation and no warranty, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each a "Contract Owner"): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the J.P. Morgan Index in seeking to achieve any particular objective. It is for those taking an exposure to the Product and/or the J.P. Morgan Index to satisfy themselves of these matters and such persons should seek appropriate professional advice before making any investment. J.P. Morgan is not responsible for and does not have any obligation or liability in connection with the issuance, administration, marketing or trading of the Product. The publication of the J.P. Morgan Index and the referencing of any asset or other factor of any kind in the J.P. Morgan Index do not constitute any form of investment recommendation or advice in respect of any such asset or other factor by J.P. Morgan and no person should rely upon it as such. J.P. Morgan does not act as an investment adviser or investment manager in respect of the J.P. Morgan Index or the Product and does not accept any fiduciary duties in relation to the J.P. Morgan Index, the Licensee, the Product or any Contract Owner.
The J.P. Morgan Index has been designed and is compiled, calculated, maintained and sponsored by J.P. Morgan without regard to the Licensee, the Product or any Contract Owner. The ability of the Licensee to make use of the J.P. Morgan Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Product. J.P. Morgan does not accept any legal obligation to take the needs of any person who may invest in a Product into account in designing, compiling, calculating, maintaining or sponsoring the J.P. Morgan Index or in any decision to cease doing so.
J.P. Morgan does not give any representation, warranty or undertaking, of any type (whether express or implied, statutory or otherwise) in relation to the J.P. Morgan Index, as to condition, satisfactory quality, performance or fitness for purpose or as to the results to be achieved by an investment in the Product or any data included in or omissions from the J.P. Morgan Index, or the use of the J.P. Morgan Index in connection with the Product or the veracity, currency, completeness or accuracy of the information on which the J.P. Morgan Index is based (and without limitation, J.P. Morgan accepts no liability to any Contract Owner for any errors or omissions in that information or the results of any interruption to it and J.P. Morgan shall be under no obligation to advise any person of any such error, omission or interruption). To the extent any such representation, warranty or undertaking could be deemed to have been given by J.P. Morgan, it is excluded save to the extent that such exclusion is prohibited by law. To the fullest extent permitted by law, J.P. Morgan shall have no liability or responsibility to any person or entity (including, without limitation, to any Contract Owners) for any losses, damages, costs, charges, expenses or other liabilities howsoever arising, including, without limitation, liability for any special, punitive, indirect or consequential damages (including loss of business or loss of profit, loss of time and loss of goodwill), even if notified of the possibility of the same, arising in connection with the design, compilation, calculation, maintenance or sponsoring of the J.P. Morgan Index or in connection with the Product."
The J.P. Morgan Index is the exclusive property of J.P. Morgan. J.P. Morgan is under no obligation to continue compiling, calculating, maintaining or sponsoring the J.P. Morgan Index and may delegate or transfer to a third party some or all of its functions in relation to the J.P. Morgan Index.
J.P. Morgan may independently issue or sponsor other indices or products that are similar to and may compete with the J.P. Morgan Index and the Product. J.P. Morgan may also transact in assets referenced in the J.P. Morgan Index (or in financial instruments such as derivatives that reference those assets). It is possible that these activities could have an effect (positive or negative) on the value of the J.P. Morgan Index and the Product.
No actual investment which allowed tracking of the performance of the Index was possible before December 2016. Any hypothetical "back-tested" information provided is illustrative only and derived from proprietary models designed with the benefit of hindsight based on certain data (which may or may not correspond with the data that someone else would use to back-test the Indices) and assumptions and estimates (not all of which may be specified herein and which are subject to change without notice). The results obtained from different models, assumptions, estimates and/or data may be materially different from the results presented herein and such hypothetical "back-tested" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Indices. J.P. Morgan expressly disclaims any responsibility for (i) the accuracy or completeness of the models, assumptions, estimates and data used in deriving the hypothetical "back-tested" information, (ii) any errors or omissions in computing or disseminating the hypothetical "back-tested" information, and (iii) any uses to which the hypothetical "back-tested" information may be put by any recipient of such information.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
MSCI EAFE Index
The product referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such product or any index on which such product is based. The Contract contains a more detailed description of the limited relationship MSCI has with Nationwide and any related funds.

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY NATIONWIDE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NYSE® Zebra Edge® Index
The mark NYSE® is a registered trademark of NYSE Group, Inc., Intercontinental Exchange, Inc. or their affiliates and is being utilized by ICE Data Indices, LLC under license and agreement. The marks Zebra® and Zebra Edge® are registered trademarks of Zebra Capital Management, LLC, may not be used without prior authorization from Zebra Capital Management, LLC, and are being utilized by ICE Data Indices, LLC under license and agreement.
ICE Data Indices, LLC owns all intellectual and other property rights to the NYSE® Zebra Edge® Index (the "Index"), including the composition and the calculation of the Index, excluding the methodology and formula for the Index. Zebra Capital Management, LLC owns all intellectual and other property rights to the methodology and formula for the Index, which are being used by ICE Data Indices, LLC under license from Zebra Capital Management, LLC (together with its subsidiaries and affiliates, "Zebra").
The Index has been licensed by ICE Data Indices, LLC (together with its subsidiaries and affiliates, "IDI") to UBS AG and sub-licensed by UBS AG (together with its subsidiaries and affiliates, "UBS") to Nationwide Life Insurance Company ("Nationwide"). Neither Nationwide nor the Contract (the "Product") is sponsored, operated, endorsed, recommended, sold or promoted by Zebra, IDI or UBS. Neither Zebra, IDI nor UBS makes any representation or gives any warranty, express or implied, regarding the advisability or possible benefits of purchasing the Product or any other financial product. Clients should undertake their own due diligence and seek appropriate professional advice before purchasing any financial product, including the Product.

The Index and other information disseminated by IDI are for informational purposes only, are provided on an "as is" basis, and are not intended for trading purposes. Neither Zebra nor IDI makes any warranty, express or implied, as to, without limitation, (i) the correctness, accuracy, reliability or other characteristics of the Index, (ii) the results to be obtained by any person or entity from the use of the Index for any purpose, or (iii) relating to the use of the Index and other information covered by the Product, including, but not limited to, express or implied warranties of merchantability, fitness for a particular purpose or use, title or non-infringement. IDI does not warrant that the Index will be uninterrupted and is under no obligation to continue compiling, calculating, maintaining or sponsoring the Index.
The Index (including the methodology(ies) and formula(s) therefor) has been designed and is compiled, calculated, maintained and sponsored without regard to any financial products that reference the Index (including the Product), any licensee, sub-licensor or sub-licensee of the Index, any client or any other person. Zebra, IDI and UBS may independently issue and/or sponsor other indices and products that are similar to and/or may compete with the Index and the Product. Zebra, IDI and UBS may also transact in assets referenced in the Index (or in financial instruments such as derivatives that reference those assets), including those which could have a positive or negative effect on the value of the Index and the Product.
None of Zebra, IDI or UBS shall bear any responsibility or liability, whether for negligence or otherwise, with respect to (i) any inaccuracies, omissions, mistakes or errors in the methodology(ies) and formula(s) for, or computation of, the Index (and shall not be obligated to advise any person of and/or to correct any such inaccuracies, omissions, mistakes or errors), (ii) the use of and/or reference to the Index by Zebra, IDI, UBS or any other person in connection with any financial product or otherwise, or (iii) any economic or other loss which may be directly or indirectly sustained by any client or other person dealing with any such financial product or otherwise. Any client or other person dealing with such financial products does so, therefore, in full knowledge of this disclaimer and can place no reliance whatsoever on Zebra, IDI or UBS nor bring claims, actions or legal proceedings in any manner whatsoever against any of them.
SG Macro Compass Index
The SG Macro Compass Index (the "SG Macro Index") has been licensed to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, the "Licensee") for the Licensee’s benefit. The Contract (the "Product") is not sponsored, promoted, solicited, negotiated, endorsed, offered, sold, issued, supported, structured or priced by SG Americas Securities, LLC ("SGAS") or any of its affiliates (collectively, "SG"). SG makes no representation whatsoever and no warranty, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each a "Contract Owner"): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the SG Macro Index in seeking to achieve any particular objective, including meeting its stated target volatility. Contract Owners should seek independent financial, tax, accounting, insurance, legal, and other professional advice prior to making any investment in the Product or any other product linked to the SG Macro Index. SG is not responsible for and does not have any obligation or liability in connection with the design, issuance, administration, actions of the Licensee, marketing, trading or performance of the Product. SG has not prepared any part of this prospectus and no statements made herein (including, without limitation, any disclosures relating to the SG Macro Index) can be attributed to SG. Publication of the SG Macro Index and the constituents thereof do not constitute an investment recommendation or advice in respect of the SG Macro Index or any constituent thereof by SG and no person should rely upon it as such. SG does not act as an investment adviser or investment manager in respect of the SG Macro Index or the Product and does not accept any fiduciary or other duties in relation to the SG Macro Index, the Licensee, the Product or any Contract Owner.
The SG Macro Index has been designed and is maintained and sponsored by SG without regard to the Licensee, the Product or any Contract Owner. The ability of the Licensee to make use of the SG Macro Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Product. SG has no obligation to, and will not, take the needs of the Licensee or any Contract Owner into consideration in sponsoring, maintaining, determining, composing or calculating the SG Macro Index or in any decision to cease doing so.
SG makes no representation or warranty whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the SG Macro Index or any data included therein or relating thereto, and in particular disclaims any guarantee or warranty either as to the quality, accuracy, timeliness and/or completeness of the SG Macro Index or any data included therein, the results obtained from the use of the SG Macro Index and/or the calculation or composition of the SG Macro Index, or calculations made with respect to the Product at any particular time on any particular date or otherwise. SG shall not be liable (whether in negligence or otherwise) to any person for any error or omission in the SG Macro Index or in the calculation of the SG Macro Index, and SG is under no obligation to advise any person of any error therein, or for any interruption in the calculation of the SG Macro Index. SG shall not have any liability to any party for any act or failure to act by SG in connection with the determination, adjustment or maintenance of the SG Macro Index. Without limiting the foregoing, in no event shall SG have any liability for any direct damages, lost profits or any special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.
The SG Macro Index is the exclusive property of SG. SG is under no obligation to continue compiling, calculating, maintaining or sponsoring the SG Macro Index and may delegate or transfer to a third party some or all of its functions in relation to the SG Macro Index. SG has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) ("S&P") to maintain and calculate the SG Macro Index. The SG Macro Index is not sponsored, promoted, sold, or supported in any other manner by S&P, nor does S&P offer any express or implicit guarantee or assurance either with regard to the results of using the SG Macro Index and/or trademarks of the Index or the levels of the SG Macro Index at any time or in any other respect. "SG Americas Securities, LLC", "SGAS", "Société Générale", "SG", "Société Générale Indices", "SGI", and "SG Macro Compass Index" are trademarks or service marks used by SG.
SG may enter into derivative transactions or issue financial instruments linked to the SG Macro Index and may independently issue or sponsor other indices or products that are similar to and may compete with the SG Macro Index and the Product. SG may also transact in assets referenced in the SG Macro Index (or in financial instruments such as derivatives that reference those assets). The roles of the different teams involved within SG in the design, maintenance or replication of the SG Macro Index have been strictly defined. Where SG holds a product having the SG Macro Index as its underlying and other positions exposing it to the SG Macro Index for its own account, the replication of the SG Macro Index is made in the same manner by a single team within SG, be it for the purpose of hedging the product held by external investors and consumers or for the purpose of the positions held by SG acting for its own account. SG may take positions in the market of the financial instruments or of other assets involved in the composition of the SG Macro Index, including as liquidity provider. It is possible that these activities could have an effect (positive or negative) on the value of the SG Macro Index and the Product.
No actual investment which allowed tracking of the performance of the SG Macro Index was possible before August 28, 2020. Any hypothetical "back-tested" information provided is illustrative only and derived from proprietary models designed with the benefit of hindsight based on certain data (which may or may not correspond with the data that someone else would use to back-test the SG Macro Index) and assumptions and estimates (not all of which may be specified herein and which are subject to change without notice). The results obtained from different models, assumptions, estimates and/or data may be materially different from the results presented by SG and such hypothetical "back-tested" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the SG Macro Index. SG expressly disclaims any responsibility for (i) the accuracy or completeness of the models, assumptions, estimates and data used in deriving the hypothetical "back-tested" information, (ii) any errors or omissions in computing or disseminating the hypothetical "back-tested" information, and (iii) any uses to which the hypothetical "back-tested" information may be put by any recipient of such information. Any back-tested information provided herein is intended for use only by professional financial advisers and institutional investors within the meaning of FINRA Rule 2210.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
S&P 500 Average Daily Risk Control 10% Index
The S&P 500 Average Daily Risk Control 10% USD Price Return Index ("S&P 500 Average Daily Risk Control USD Price Return Index") is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI"), and has been licensed for use by Nationwide. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide. It is not possible to invest directly in an index. The Product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Average Daily Risk Control 10% USD Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Nationwide with respect to the S&P 500 Average Daily Risk Control 10% USD Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. S&P 500 Average Daily Risk Control 10% USD Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Nationwide or the Product. S&P Dow Jones Indices have no obligation to take the needs of Nationwide or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Average Daily Risk Control 10% USD Price Return Index /. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Product. There is no assurance that investment products based on the S&P 500 Average Daily Risk Control 10% USD Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 AVERAGE DAILY RISK CONTROL 10% USD PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NATIONWIDE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 AVERAGE DAILY RISK CONTROL USD PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NATIONWIDE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
S&P 500 Index
The "S&P 500" is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Nationwide Life Insurance Company ("Nationwide"). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC ("S&P"); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide. Nationwide the Contract is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the S&P 500 to track general market performance. S&P Dow Jones Indices’ only relationship to Nationwide with respect to the S&P 500 is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 is determined, composed and calculated by S&P Dow Jones Indices without regard to Nationwide or the Contract. S&P Dow Jones Indices have no obligation to take the needs of Nationwide or the owners of the Contract into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Contract or the timing of the issuance or sale of the Contract or in the determination or calculation of the equation by which the Contract is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Contract. There is no assurance that investment products based on the S&P 500 will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Contract currently being issued by Nationwide, but which may be similar to and competitive with the Contract. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NATIONWIDE, OWNERS OF THE CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NATIONWIDE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Appendix E: Modified Strategy Value Formula and Examples
Modified Strategy Value Formula and Examples
The Modified Strategy Value is the maximum Gross Withdrawal that may be taken from a Strategy as of a given date during a Strategy Term. On a Strategy Term End Date, the Modified Strategy Value is equal to your Strategy Value plus any Term Strategy Earnings. On any day other than the Strategy Term End Date, the Modified Strategy Value is equal to your Strategy Value plus any Interim Strategy Earnings that would be applied if you withdrew your entire Strategy Value. The maximum Gross Withdrawal from a Strategy would be subject to any applicable CDSC and MVA.
Each day during a Strategy Term, we calculate the Modified Strategy Value for a Strategy using the following formula:
Modified Strategy Value = Lesser of A or B, where:
A = Strategy Accumulation Value;
B = C + D, where:
C = The portion of the Remaining Preferred Withdrawal Amount attributable to the Strategy
D = E x (F - G), but never less than 0, where:
E = 1 + NSEP
F = Strategy Value
G = C / (1 + SEP)
Examples of the Modified Strategy Value Calculation
The examples below illustrate the calculation of the Modified Strategy Value for two separate Strategies.
Example for Strategy 1: This example assumes a positive SEP and NSEP.
Assume the following values:
•
The Strategy Value (F) is $70,000
•
The Remaining Preferred Withdrawal Amount (C) is $5,000
•
The SEP is 5%
•
The NSEP is 3%
The Modified Strategy Value is calculated as follows:
•
A = $73,500 (i.e., $70,000 x (1 + 5%)). The Strategy Accumulation Value (A) is calculated using the formula Strategy Accumulation Value = Strategy Value x (1 + SEP).
•
B = $72,195.24 (i.e., $5,000 + $67,195.24)
❍
C = $5,000, as assumed
❍
D = $67,195.24 (i.e., 1.03 x ($70,000 - $4,761.90))
◼
E = 1.03 (i.e., 1 + 3%)
◼
F = $70,000, as assumed
◼
G = $4,761.90 (i.e. $5,000 / (1 + 5%))
•
Modified Strategy Value = $72,195.24 (i.e., lesser of $73,500 or $72,195.24)
Example for Strategy 2: This example uses a negative SEP and NSEP.
Assume the following values:
•
The Strategy Value (F) is $30,000
•
The Remaining Preferred Withdrawal Amount (C) is $2,000
•
The SEP is -2%
•
The NSEP is -2%

The Modified Strategy Value is calculated as follows:
•
A = $29,400 (i.e., $30,000 x (1 - 2%). The Strategy Accumulation Value (A) is calculated using the formula Strategy Accumulation Value = Strategy Value x (1 + SEP).
•
B = $29,400 (i.e., $2,000 + $27,400)
❍
C = $2,000, as assumed
❍
D = $27,400 (i.e., 0.98 x ($30,000 - 2,040.82))
◼
E = 0.98 (i.e., 1 - 2%)
◼
F = $30,000, as assumed
◼
G = $2,040.82 (i.e., $2.000 / (1 - 2%))
•
Modified Strategy Value = $29,400 (i.e., lesser of $29,400 or $29,400)

Appendix F: Term Strategy Earnings and Interim Strategy Earnings Examples
Term Strategy Earnings Examples
The table below provides examples of how your Strategy Earnings are calculated at the end of a Strategy Term. It assumes:
(i)
a one-year Strategy Term;
(ii)
a Protection Level of 90%;
(iii)
a Participation Rate of 100%;
(iv)
a Strategy Spread of 2%;
(v)
the value of your investment in the Strategy at the beginning of the Strategy Term equals $10,000; and
(vi)
no withdrawals were taken during the Strategy Term.

Example – Table 1
Index Performance	Strategy Earnings applied at end of a Strategy Term
Index Performance = 10%
Your Strategy Earnings would be +$800
● The Adjusted Index Performance equals 8%. This is calculated as follows: (10% x 100%) – (2%
x 1) = 8%.
● The Strategy Earnings Percentage equals 8%. The Adjusted Index Performance (8%) is greater than the Protection Level minus 100% (-10%).
● The Term Strategy Earnings equal +$800. This is calculated by multiplying the Strategy
Earnings Percentage (8%) by the value of the investment ($10,000).
● The value of your investment would now equal $10,800.

Index Performance = -5%
Your Strategy Earnings will be -$700
● The Adjusted Index Performance equals -7%. This is calculated as follows: (-5% x 100%) – (2%
x 1) = -7%.
● The Strategy Earnings Percentage equals -7%. The Adjusted Index Performance (-7%) is greater than the Protection Level minus 100% (-10%).
● The Term Strategy Earnings equal -$700. This is calculated by multiplying the Strategy
Earnings Percentage (-7%) by the value of the investment ($10,000).
● The value of your investment would now equal $9,300.
In this scenario, the 90% Protection Level did not limit the amount of negative Term Strategy Earnings that were applied to the Contract.

Index Performance = -15%
Your Strategy Earnings will be -$1,000
● The Adjusted Index Performance equals -17%. This is calculated as follows: (-15% x 100%) –
(2% x 1) = -17%.
● The Strategy Earnings Percentage equals -10%. The Protection Level minus 100% (-10%) is greater than the Adjusted Index Performance (-17%).
● The Term Strategy Earnings equal -$1,000. This is calculated by multiplying the Strategy
Earnings Percentage (-10%) by the value of the investment ($10,000).
● The value of your investment would now equal $9,000.
In this scenario, the 90% Protection Level limited the amount of negative Term Strategy Earnings that were applied to the Contract. If there was no downside protection, the Term Strategy Earnings would have been -$1,700.

The examples above assume a Participation Rate of 100%, which means that the Participation Rate neither increased nor decreased upside potential or downside risk. The table below compares how the Strategy Earnings in Example – Table 1 would change if the Participation Rate was increased to 110% or decreased to 90% and all other assumptions remained the same.
Example – Table 2
Index Performance	Strategy Earnings applied at end of a Strategy Term using different Participation Rates based on stated assumptions
	100% Participation Rate (Example – Table 1)	110% Participation Rate	90% Participation Rate
Index Performance = 10%	+$800	+$900	+$700
Index Performance = -5%	-$700	-$750	-$650
Index Performance = -15%	-$1,000	-$1,000	-$1,000
As illustrated in the table above, compared to Example – Table 1 which assumed a 100% Participation Rate:
•
A 110% Participation Rate increased gains when the Index performed positively, but also increased losses when the Index performed negatively.
•
Conversely, a 90% Participation Rate decreased gains when the Index performed positively, but also decreased losses when the Index performed negatively.
•
In all cases, when the Index Performance was so negative that the AIP was below the Strategy’s defined downside protection, the Protection Level limited the realized losses.
Interim Strategy Earnings for Preferred Withdrawals
The table below provides examples of how your gains and losses are calculated when you take a Preferred Withdrawal prior to the end of a Strategy Term. It assumes the following:
(i)
a one-year Strategy Term;
(ii)
a Protection Level of 90%;
(iii)
a Participation Rate of 100%;
(iv)
a Strategy Spread of 2%; and
(v)
that you take a $1,000 Preferred Withdrawal at the midpoint of the Strategy Term.

Example – Table 3
Index Performance	Strategy Earnings applied at end of a Strategy Term
Index Performance = 10%
You will receive the $1,000 Preferred Withdrawal as requested, but we will reduce your
Strategy Value by only $917.43. This is because the Preferred Withdrawal resulted in a gain of +$82.57 to your Strategy Value.

Explanation
● The Adjusted Index Performance equals 9%. This is calculated as follows: (10% x
100%) – (2% x .5) = 9%.
● The Strategy Earnings Percentage equals 9%. The Adjusted Index Performance (9%)
is greater than the Protection Level minus 100% (-10%).
● The Strategy Earnings equal $82.57. This is calculated by multiplying the Strategy
Earnings Percentage (9%) by the amount of the Preferred Withdrawal ($1,000), and then dividing by 1 plus the Strategy Earnings Percentage.
● The Strategy Value is reduced by $917.43 ($1,000 minus $82.57).

Example – Table 3
Index Performance	Strategy Earnings applied at end of a Strategy Term
Index Performance = -5%
You will receive the $1,000 Preferred Withdrawal as requested, but we will reduce your
Strategy Value by $1,063.83. This is because the Preferred Withdrawal resulted in a loss of -$63.83

Explanation
● The Adjusted Index Performance equals -6%. This is calculated as follows: (-5% x
100%) – (2% x .5) = -6%.
The Strategy Earnings Percentage equals -6%. The Adjusted Index Performance (-6%)
is greater than the Protection Level minus 100% (-10%).
● The Strategy Earnings equal -$63.83. This is calculated by multiplying the Strategy
Earnings Percentage (-6%) by the amount of the Preferred Withdrawal ($1,000), and then dividing by 1 plus the Strategy Earnings Percentage
● The Strategy Value is reduced by $1,063.83 ($1,000 minus -$63.83).
In this scenario, the 90% Protection Level did not limit the amount of negative Strategy
Earnings applied to the Contract.

Index Performance to Date = -15%
You will receive the $1,000 Preferred Withdrawal as requested, but we will reduce your
Strategy Value by $1,111.11. This is because the Preferred Withdrawal resulted in a loss of -$111.11.

Explanation
● The Adjusted Index Performance equals -16%. This is calculated as follows: (-15% x
100%) – (2% x .5) = -16%.
● The Strategy Earnings Percentage equals -10%. The Protection Level minus 100% (-
10%) is greater than the Adjusted Index Performance (-16%).
● The Strategy Earnings equal -$111.11. This is calculated by multiplying the Strategy
Earnings Percentage (-10%) by the amount of the Preferred Withdrawal ($1,000), and then dividing by 1 plus the Strategy Earnings Percentage.
● The Strategy Value is reduced by $1,111.11 ($1,000 minus -$111.11).
● In this scenario, the 90% Protection Level limited the amount of negative Strategy
Earnings applied to the Contract. If there was no downside protection, the Strategy
Earnings would have been -$190.48.

All or a portion of any withdrawal may be subject to federal income taxes, and Contract Owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.
Interim Strategy Earnings for Non-Preferred Withdrawals
The table below compares how your Strategy Earnings would change if the $1,000 Preferred Withdrawal reflected in Example – Table 3 above was instead a $1,000 Non-Preferred Withdrawal, also taken at the midpoint of the Strategy Term. For the Non-Preferred Withdrawal, the table below assumes a Non-Preferred Withdrawal Adjustment Percentage of 2%. All other assumptions are the same as in Table 3.

Example – Table 4
Index Performance	Gains and Losses on a Preferred Withdrawal (Example – Table 3)	Gains and Losses on a Non-Preferred Withdrawal
Index Performance = 10%	+$82.57	+$43.06
Index Performance = -5%	-$63.83	-$63.83
Index Performance = -15%
-$111.11
In this scenario, the Protection Level limited the
amount of negative Strategy Earnings applied to
the Contract. If there was no downside protection,
the Strategy Earnings would have been $190.48

-$123.60
In this scenario, the Protection Level did not
apply, but the amount of negative Strategy
Earnings was limited by the reduced downside
protection. If there was no downside protection,
the Strategy Earnings would have been $190.48.

As illustrated in the table above, other than gains calculated at the end of a Strategy Term, any gain that you realize on a Non-Preferred Withdrawal will be less than the gain you would have realized on a Preferred Withdrawal. While the loss that you realize on a Non-Preferred Withdrawal may be equal to the loss you would have realized on a Preferred Withdrawal, your downside protection will be lower, exposing you to a greater risk of loss.
If taken during the first six Contract Years, the Non-Preferred Withdrawal would also be subject to a contingent deferred sales charge as well as a market value adjustment that may be negative. Additionally, all or a portion of any withdrawal may be subject to federal income taxes, and Contract Owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.

Appendix G: Financial Intermediary Variations
Some broker-dealers that have entered into selling agreements with Nationwide (or an affiliate) to sell this Contract impose restrictions on their financial professionals that prohibit or limit the recommendation of specific features, benefits, and Strategies that are described in this prospectus. Those restrictions are made by the broker-dealer and may or may not be known to Nationwide. To the extent Nationwide is aware of any such restrictions, they are noted below. The list below is not exhaustive; it is based on information that Nationwide could obtain without unreasonable effort or expense and does not reflect restrictions the knowledge of which rests peculiarly with unaffiliated broker-dealers. Applicants/Contract Owners should discuss broker-dealer restrictions on features, benefits, and Strategies directly with their financial professional.
To the best of Nationwide’s knowledge and unless otherwise indicated, the restrictions noted below are imposed at the time of application only. It is possible that the restrictions could be imposed after Contract issuance if transactions are communicated from the Contract Owner through the financial professional, then to Nationwide. Contract Owners can contact Nationwide directly by contacting the Service Center (see Contacting the Service Center).
Morgan Stanley
•
Financial professionals of this firm will only recommend Strategies that are linked to one of the following Indexes:
•
S&P 500® Index
•
MSCI EAFE Index
•
Financial professionals of this firm will not recommend a Strategy with a Participation Rate of less than 50%.

The Statement of Additional Information contains additional information about Nationwide. To obtain a free copy of the Statement of Additional Information, request other information about the Contract, or to make any other service requests, contact Nationwide at 1-800-848-6331 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nw.onlineprospectus.net/NW/c000265035nw/?ctype=product_sai.
Reports and other information about Nationwide are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000265035

Nationwide Defined Protection® Annuity
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
Individual Single Purchase Payment Deferred Annuity Contract with Index-Linked Strategies
Issued by Nationwide Life Insurance Company
This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the prospectus and should be read in conjunction with the prospectus dated May 1, 2026. The prospectus may be obtained from Nationwide Life Insurance Company by writing P.O. Box 182021, Columbus, Ohio 43218-2021 or calling 1-800-848-6331, TDD 1-800-238-3035. Capitalized terms in this Statement of Additional Information correspond to terms defined in the prospectus.

General Information and History
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under the laws of the State of Ohio in March of 1929 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Services
Nationwide, which has responsibility for administration of the contracts, maintains records of the name, address, taxpayer identification number, and other pertinent information for each Contract Owner, the number and type of contract issued to each Contract Owner, and records with respect to the Contract Value.
Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when pricing the contracts. For the contracts described in the prospectus, Nationwide assumed 0.30% (of the purchase payment amount) for the marketing allowance. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. Nationwide generally does not profit from any excess marketing allowance if the amount assumed was higher than what is actually paid. Any excess would be spent on additional marketing for the contracts. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your financial professional.
When Nationwide is made aware that a Qualified Plan has been orphaned, commission payments payable with respect to that Qualified Plan will cease and commission payments that would have been due will not be sent to the Qualified Plan. An orphaned Qualified Plan is a plan without an agent or firm of record.
Financial Statements
The December 31, 2025 financial statements of Nationwide Life Insurance Company are incorporated into this SAI by reference to Nationwide’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The statutory financial statements and financial statement schedules of Nationwide Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company also contains an emphasis of matter paragraph that states that Nationwide Life Insurance Company’s subsidiary received permission from the Ohio Department of Insurance in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under
2

prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2025, 2024 and 2023, that permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. KPMG LLP’s opinions are not modified with respect to this matter.
Purchase of Securities Being Offered
The contracts will be sold by licensed insurance agents in the states where the contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (FINRA).
Underwriters
The contracts, which are offered continuously, are distributed by Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For contracts issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation. No underwriting commissions have been paid by Nationwide to NISC in any of the last three fiscal years.
Non-Preferred Strategy Earnings Percentage
The following is the Non-Preferred Strategy Earnings Percentage (NSEP) formula that we use to calculate Interim Strategy Earnings for Non-Preferred Withdrawals:
NSEP = Greater of A or B, where:
A = C x D, where:
C = Adjusted Index Performance
D = 1 if C is less than 0, or (ET / ST) if C is greater than or equal to zero
ET = Elapsed Term (i.e., the number of calendar days elapsed in the Strategy Term divided by 365)
ST = Strategy Term (in whole years, e.g., 1, 2, 3)
B = E – F x (ST – ET), where:
E = Protection Level – 100%
F = Non-Preferred Withdrawal Adjustment Percentage
ST = Strategy Term in years (in whole years, e.g., 1, 2, 3)
ET = Elapsed Term (i.e., the number of calendar days elapsed in the Strategy Term divided by 365)
3

Examples of the Non-Preferred Strategy Earnings Percentage Calculation
The examples below illustrate the calculation of the NSEP based on the formula described above. All examples assume the Strategy Term (ST) is 3 years and the Elapsed Term (ET) is 1.25 years. Therefore ST – ET is 1.75 years (i.e., 3 – 1.25).
First, in order to calculate the NSEP, (A) must be calculated in accordance with the formula described above. The following illustrates the calculation of (A) based on different Non-Preferred Adjusted Index Performances (AIPs):
(a)
If the AIP is 12%, then D is 0.4167 (i.e., 1.25 / 3). A would be 5% (i.e., 12% x 0.4167)
(b)
If the AIP is -6%, then D is 1. A would be -6% (i.e., -6% x 1)
(c)
If the AIP is -15%, then D is 1. A would be -15% (i.e., -15% x 1)
In order to calculate the NSEP, (B) must also be calculated in accordance with the formula described above. The following illustrates the calculation of (B) based on different Protection Levels and Non-Preferred Withdrawal Adjustment Percentages:
(a)
If Protection Level is 90% and Non-Preferred Withdrawal Adjustment Percentage is 2%, then B is
-13.5% (i.e., (90%-100%) – 2% x 1.75)
(b)
If Protection Level is 100% and Non-Preferred Withdrawal Adjustment Percentage is 2%, then B is
-3.5% (i.e., (100%-100%) – 2% x 1.75)
(c)
If Protection Level is 90% and Non-Preferred Withdrawal Adjustment Percentage is 3%, then B is
-15.25% (i.e., (90%-100%) – 3% x 1.75)
Lastly, the NSEP is calculated as the greater of (A) and (B). The following illustrates the calculation of the NSEP based on the calculations of A and B above:
(a)
If A equals 5% and B equals -13.5%, the NSEP equals 5%.
(b)
If A equals -6% and B equals -3.5%, the NSEP equals -3.5%.
(c)
If A equals -15% and B equals -15.25%, the NSEP equals -15%.
Withdrawal Examples
A Contract Owner makes a Purchase Payment of $100,000 and allocates it all to a single Strategy. On the date of the Purchase Payment the Strategy Value is $100,000. The Strategy has the following Crediting Factors:
•
Index XYZ
•
Protection Level of 90% (represents a downside protection of -10%)
•
3-Year Strategy Term
•
Participation Rate of 80%
•
Strategy Spread of 1.00%
Event 1:Preferred and Non-Preferred Withdrawal with Postive Interim Strategy Earnings
Assume the Contract Owner takes a Gross Withdrawal of $14,000 after 219 days have elapsed since the start of the Strategy Term. Assume the following values apply on the date of the withdrawal:
•
Index XYZ’s Index Performance is 32.00%
•
CDSC Percentage = 8.00%
•
MVA Factor = 3.25%
1.
Calculate the Strategy Earnings Percentage (SEP) and Non-Preferred Strategy Earnings Percentage (NSEP)
The table below illustrates the calculation of the SEP and NSEP on that date.
4

SEP and NSEP
Step One	Step Two	Step Three	Step Four	Step Five	Step Six	Step Seven	Step Eight
Elapsed Term	Adjusted Index Performance (AIP)	Downside Protection for SEP	Downside Protection for NSEP	Elapsed Term / Strategy Term	Factor to use in NSEP	Strategy Earnings Percentage (SEP)	Non- Preferred Strategy Earnings Percentage (NSEP)
0.60	25.00%	-10.00%	-14.80%	0.20	0.20	25.00%	5.00%
where:
•
Step One: 0.60 = (219 days/365 days)
•
Step Two: 25.00% = [ (80% x 32.00%) - 1.00% x 0.60)] (i.e. AIP = Participation Rate x Index Performance – Strategy Spread x Elapsed Term)
•
Step Three: -10.00% = (90% - 100%) (i.e. downside protection for SEP = Protection Level – 100%)
•
Step Four: -14.80% = [90% - 100% - 2.00% x (3 - 0.60)] (i.e. downside protection for NSEP = Protection Level – 100% - Non-Preferred Withdrawal Adjustment Percentage x (Strategy Term – Elapsed Term)
•
Step Five: 0.20 = (0.60 / 3) (i.e. Elapsed Term / Strategy Term, which is representative of the amount of time that has passed in the Strategy Term)
•
Step Six: 0.20 (Use result of Step Five if result of Step Four is 0% or greater; otherwise use 1)
•
Step Seven: 25.00% = (Greater of 25.00% or -10.00%) (i.e. SEP = Greater of AIP or downside protection for SEP)
•
Step Eight: 5.00% = (Greater of 25.00% x 0.20 or -14.80%) (i.e. NSEP = Greater of (AIP x result of Step Six) or downside protection for NSEP)
2.
Calculate the Strategy Earnings
The table below illustrates the calculation of Interim Strategy Earnings applied to the Strategy as a result of the withdrawal.
Strategy Earnings
Step One	Step Two	Step Three	Step Four	Step Five
Dollar Amount of Preferred Withdrawal	Interim Strategy Earnings on the Preferred Withdrawal	Dollar Amount of Non-Preferred Withdrawal	Interim Strategy Earnings on the Non-Preferred Withdrawal	Total Interim Strategy Earnings
$7,000	$1,400	$7,000	$333	$1,733
where:
•
Step One: $7,000 = Lesser of 7% of $100,000 or $14,000 (i.e. dollar amount of Preferred Withdrawal is the lesser of the maximum Preferred Withdrawal Amount (7% of Contract Value at start of contract year) and the requested withdrawal)
•
Step Two: $1,400 = [25.00% x $7,000 / (1 + 25.00%)] (i.e. SEP x Preferred Withdrawal / (1+ SEP))
•
Step Three: $7,000 = ($14,000 - $7,000) (i.e. dollar amount of Non-Preferred Withdrawal equals requested withdrawal minus dollar amount of Preferred Withdrawal)
•
Step Four: $333 = [5.00% x $7,000 / (1 + 5.00%)] (i.e. NSEP x Non-Preferred Withdrawal / (1+ NSEP))
•
Step Five: $1,733 = ($1,400 + $333) (i.e. sum of Steps Two and Four)
3.
Calculate the Contract Value
The table below illustrates the calculation of the Contract Value after the withdrawal.
Contract Value
Contract Value before Withdrawal	Gross Withdrawal	Total Strategy Earnings	Contract Value after Withdrawal
$100,000	$14,000	$1,733	$87,733
where:
5

Contract Value after Withdrawal: $87,733 = $100,000 - $14,000 + $1,733
4.
Calculate the Cash Withdrawal
The table below illustrates the calculation of the Cash Withdrawal received by the owner as a result of the withdrawal.
Cash Withdrawal
Step One	Step Two	Step Three	Step Four	Step Five
Gross Withdrawal	CDSC Base/MVA Base	CDSC	MVA	Cash Withdrawal
$14,000	$7,000	$560	$228	$13,668
where:
•
Step One: $14,000 (Gross Withdrawal)
•
Step Two: $7,000 (i.e. CDSC Base and MVA Base = Non-Preferred Withdrawal)
•
Step Three: $560 = ($7,000 x 8.00%) (i.e. CDSC Base x CDSC Percentage)
•
Step Four: $228 = ($7,000 x 3.25%) (i.e. MVA Base x MVA Factor)
•
Step Five: $13,668 = $14,000 - $560 +$228 (i.e. Result of Step One minus Step Three plus Step Four)
Event 2: Preferred and Non-Preferred Withdrawal with Negative Interim Strategy Earnings
Assume the Contract Owner takes a Gross Withdrawal of $14,000 after 400 days (i.e. 1 year and 35 days) have elapsed since the start of the Strategy Term. Assume the following values apply on the date of the withdrawal:
•
Index XYZ’s Index Performance is -20.00%
•
CDSC Percentage = 8.00%
•
MVA Factor = 3.25%
1.
Calculate the Strategy Earnings Percentage (SEP) and Non-Preferred Strategy Earnings Percentage (NSEP)
The table below illustrates the calculation of the SEP and NSEP on that date.
SEP and NSEP
Step One	Step Two	Step Three	Step Four	Step Five	Step Six	Step Seven	Step Eight
Elapsed Term	Adjusted Index Performance (AIP)	Downside Protection for SEP	Downside Protection for NSEP	Elapsed Term / Strategy Term	Factor to use in NSEP	Strategy Earnings Percentage (SEP)	Non- Preferred Strategy Earnings Percentage (NSEP)
1.096	-17.096%	-10.00%	-13.81%	0.365	1.00	-10.00%	-13.81%
where:
•
Step One: 1.096 = (400 days/365 days)
•
Step Two: -17.096% = [ (80% x -20.00%) - 1.00% x 1.096)] (i.e. AIP = Participation Rate x Index Performance – Strategy Spread x Elapsed Term)
•
Step Three: -10.00% = (90% - 100%) (i.e. downside protection for SEP = Protection Level – 100%)
•
Step Four: -13.81% = [90% - 100% - 2.00% x (3 - 1.096)] (i.e. downside protection for NSEP = Protection Level – 100% - Non-Preferred Withdrawal Adjustment Percentage x (Strategy Term – Elapsed Term)
•
Step Five: 0.365 = (1.096 / 3) (i.e. Elapsed Term / Strategy Term)
•
Step Six: 1.00 (Use result of Step Five if result of Step Four is 0% or greater; otherwise use 1)
•
Step Seven: -10.00% = (Greater of -17.096% or -10.00%) (i.e. SEP = Greater of AIP or downside protection for SEP)
•
Step Eight: -13.81% = (Greater of -17.096% x 1.00 or -13.81%) (i.e. NSEP = Greater of (AIP x result of Step Six) or downside protection for NSEP)
2.
Calculate the Strategy Earnings
The table below illustrates the calculation of Interim Strategy Earnings applied to the Strategy as a result of the withdrawal.
6

Strategy Earnings
Step One	Step Two	Step Three	Step Four	Step Five
Dollar Amount of Preferred Withdrawal	Interim Strategy Earnings on the Preferred Withdrawal	Dollar Amount of Non-Preferred Withdrawal	Interim Strategy Earnings on the Non-Preferred Withdrawal	Total Interim Strategy Earnings
$6,141	-$682	$7,859	-$1,259	-$1,941
where:
•
Step One: $6,141 = Lesser of 7% of $87,733 or $14,000 (i.e. dollar amount of Preferred Withdrawal is the lesser of the maximum Preferred Withdrawal Amount (7% of Contract Value at start of contract year) and the requested withdrawal)
•
Step Two: -$682 = [-10.00% x $6,141 / (1 + (-10.00%)] (i.e. SEP x Preferred Withdrawal / (1+ SEP))
•
Step Three: $7,859 = ($14,000 - $6,141) (i.e. dollar amount of Non-Preferred Withdrawal equals requested withdrawal minus dollar amount of Preferred Withdrawal)
•
Step Four: -$1,259 = [-13.81% x $7,859 / (1 + (-13.81%)] (i.e. NSEP x Non-Preferred Withdrawal / (1+ NSEP))
•
Step Five: -$1,941 = (-$682 + (-$1,259)) (i.e. sum of Steps Two and Four)
3.
Calculate the Contract Value
The table below illustrates the calculation of the Contract Value as a result of the withdrawal.
Contract Value
Contract Value before Event	Gross Withdrawal	Total Strategy Earnings	Contract Value after Event
$87,733	$14,000	-$1,941	$71,792
where:
Contract Value after Event: $71,792 = $87,733 - $14,000 + (-$1,941)
4.
Calculate the Cash Withdrawal
The table below illustrates the calculation of the Cash Withdrawal received by the owner as a result of the withdrawal.
Cash Withdrawal
Step One	Step Two	Step Three	Step Four	Step Five
Gross Withdrawal	CDSC Base/MVA Base	CDSC	MVA	Cash Withdrawal
$14,000	$7,859	$629	$255	$13,626
where:
•
Step One: $14,000 (Gross Withdrawal)
•
Step Two: $7,859 (i.e. CDSC Base and MVA Base = Non-Preferred Withdrawal)
•
Step Three: $629 = ($7,859 x 8.00%) (i.e. CDSC Base x CDSC Percentage)
•
Step Four: $255 = ($7,859 x 3.25%) (i.e. MVA Base x MVA Factor)
•
Step Five: $13,626 = $14,000 - $629 +$255 (i.e. Result of Step One minus Step Three plus Step Four)
Event 3: Non-Preferred Withdrawal with Postive Interim Strategy Earnings
Assume the Contract Owner takes a Gross Withdrawal of $10,000 after 600 days (i.e. 1 year and 235 days) have elapsed since the start of the Strategy Term. On that date the Preferred Withdrawal Amount is now zero because the full Preferred Withdrawal Amount for the contract year was taken in Event 2 described above. Assume the following values apply to that date:
•
Index XYZ’s Index Performance is 15.7425%
•
CDSC Percentage = 8.00%
•
MVA Factor = -1.50%
1.
Calculate the Strategy Earnings Percentage (SEP) and Non-Preferred Strategy Earnings Percentage (NSEP)
7

The table below illustrates the calculation of the SEP and NSEP on that date.
SEP and NSEP
Step One	Step Two	Step Three	Step Four	Step Five	Step Six	Step Seven	Step Eight
Elapsed Term	Adjusted Index Performance (AIP)	Downside Protection for SEP	Downside Protection for NSEP	Elapsed Term / Strategy Term	Factor to use in NSEP	Strategy Earnings Percentage (SEP)	Non- Preferred Strategy Earnings Percentage (NSEP)
1.644	10.950%	-10.00%	-12.712%	0.548	0.548	10.950%	6.00%

•
Step One: 1.644 = (600 days / 365 days)
•
Step Two: 10.95% = [ (80% x 15.7425%) - 1.00% x 1.644)] (i.e. AIP = Participation Rate x Index Performance – Strategy Spread x Elapsed Term)
•
Step Three: -10.00% = (90% - 100%) (i.e. downside protection for SEP = Protection Level – 100%)
•
Step Four: -12.712% = [90% - 100% - 2.00% x (3 - 1.644)] (i.e. downside protection for NSEP = Protection Level – 100% - Non-Preferred Withdrawal Adjustment Percentage x (Strategy Term – Elapsed Term)
•
Step Five: 0.548 = (1.644 / 3) (i.e. Elapsed Term / Strategy Term)
•
Step Six: 0.548 (Use result of Step Five if result of Step Four is 0% or greater; otherwise use 1)
•
Step Seven: 10.950% = (Greater of 10.950% or -10.00%) (i.e. SEP = Greater of AIP or downside protection for SEP)
•
Step Eight: 6.00% = (Greater of 10.95% x 0.548 or -12.712%) (i.e. NSEP = Greater of (AIP x result of Step Six) or downside protection for NSEP)
2.
Calculate the Strategy Earnings
The table below illustrates the calculation of Interim Strategy Earnings applied to the Strategy as a result of the withdrawal.
Strategy Earnings
Step One	Step Two	Step Three	Step Four	Step Five
Dollar Amount of Preferred Withdrawal	Interim Strategy Earnings on the Preferred Withdrawal	Dollar Amount of Non-Preferred Withdrawal	Interim Strategy Earnings on the Non-Preferred Withdrawal	Total Interim Strategy Earnings
$0	$0	$10,000	$566	$566
where:
•
Step One: Remaining Preferred Withdrawal is zero
•
Step Two: $0 = [10.95% x $0 / (1 + 10.95%)] (i.e. SEP x Preferred Withdrawal / (1+ SEP))
•
Step Three: $10,000 = ($10,000 - $0) (i.e. dollar amount of Non-Preferred Withdrawal equals requested withdrawal minus dollar amount of Preferred Withdrawal)
•
Step Four: $566 = [6.00% x $10,000 / (1 + 6.00%)] (i.e. NSEP x Non-Preferred Withdrawal / (1+ NSEP))
•
Step Five: $566 = ($0 + $566) (i.e. sum of Steps Two and Four)
3.
Calculate the Contract Value
The table below illustrates the calculation of the Contract Value as a result of the withdrawal.
Contract Value
Contract Value before Event	Gross Withdrawal	Total Strategy Earnings	Contract Value after Event
$71,792	$10,000	$566	$62,358
where:
Contract Value after Event: $62,358 = $71,792 - $10,000 + $566
8

4.
Calculate the Cash Withdrawal
The table below illustrates the calculation of the Cash Withdrawal received by the owner as a result of the withdrawal.
Cash Withdrawal
Step One	Step Two	Step Three	Step Four	Step Five
Gross Withdrawal	CDSC Base/MVA Base	CDSC	MVA	Cash Withdrawal
$10,000	$10,000	$800	-$150	$9,050
where:
•
Step One: $10,000 (Gross Withdrawal)
•
Step Two: $10,000 (i.e. CDSC Base and MVA Base = Non-Preferred Withdrawal)
•
Step Three: $800 = ($10,000 x 8.00%) (i.e. CDSC Base x CDSC Percentage)
•
Step Four: -$150 = ($10,000 x (-1.50%)) (i.e. MVA Base x MVA Factor)
•
Step Five: $9,050 = $10,000 - $800 + (-$150) (i.e. Result of Step One minus Step Three plus Step Four)
Event 4: Preferred and Non-Preferred Withdrawal with Minimal Index Performance
The Contract Owner takes a Gross Withdrawal of $8,730 after 800 days (i.e. 2 years and 70 days) have elapsed since the start of the Strategy Term. Assume the following values apply to that date:
•
Index XYZ’s Index Performance is 2.2525%
•
CDSC Percentage = 7.00%
•
MVA Factor = 2.00%
1.
Calculate the Strategy Earnings Percentage (SEP) and Non-Preferred Strategy Earnings Percentage (NSEP)
The table below illustrates the calculation of the SEP and NSEP on that date.
SEP and NSEP
Step One	Step Two	Step Three	Step Four	Step Five	Step Six	Step Seven	Step Eight
Elapsed Term	Adjusted Index Performance (AIP)	Downside Protection for SEP	Downside Protection for NSEP	Elapsed Term / Strategy Term	Factor to use in NSEP	Strategy Earnings Percentage (SEP)	Non- Preferred Strategy Earnings Percentage (NSEP)
2.192	-0.39%	-10.00%	-11.62%	0.731	1.00	-0.39%	-0.39%

•
Step One: 2.192 = (800 days / 365 days)
•
Step Two: -0.39% = [ (80% x 2.2525%) - 1.00% x 2.192)] (i.e. AIP = Participation Rate x Index Performance – Strategy Spread x Elapsed Term)
•
Step Three: -10.00% = (90% - 100%) (i.e. downside protection for SEP = Protection Level – 100%)
•
Step Four: -11.62% = [90% - 100% - 2.00% x (3 - 2.192)] (i.e. downside protection for NSEP = Protection Level – 100% - Non-Preferred Withdrawal Adjustment Percentage x (Strategy Term – Elapsed Term)
•
Step Five: 0.731 = (2.192 / 3) (i.e. Elapsed Term / Strategy Term)
•
Step Six: 1.00 (Use result of Step Five if result of Step Four is 0% or greater; otherwise use 1)
•
Step Seven: -0.39% = (Greater of -0.39% or -10.00%) (i.e. SEP = Greater of AIP or downside protection for SEP)
•
Step Eight: -0.39% = (Greater of -0.39% x 1.00 or -11.62%) (i.e. NSEP = Greater of (AIP x result of Step Six) or downside protection for NSEP)
2.
Calculate the Strategy Earnings
The table below illustrates the calculation of Interim Strategy Earnings applied to the Strategy as a result of the withdrawal.
9

Strategy Earnings
Step One	Step Two	Step Three	Step Four	Step Five
Dollar Amount of Preferred Withdrawal	Interim Strategy Earnings on the Preferred Withdrawal	Dollar Amount of Non-Preferred Withdrawal	Interim Strategy Earnings on the Non-Preferred Withdrawal	Total Interim Strategy Earnings
$4,365	-$17	$4,365	-$17	-$34
where:
•
Step One: $4,365 = Lesser of 7% of $62,358 or $8,730 (i.e. dollar amount of Preferred Withdrawal is the lesser of the maximum Preferred Withdrawal Amount (7% of Contract Value at start of contract year) and the requested withdrawal)
•
Step Two: -$17 = [-0.39% x 4,365 / (1 + (-0.39%)] (i.e. SEP x Preferred Withdrawal / (1+ SEP))
•
Step Three: $4,365 = ($8,730 - $4,365) (i.e. dollar amount of Non-Preferred Withdrawal equals requested withdrawal minus dollar amount of Preferred Withdrawal)
•
Step Four: -$17 = [-0.39% x $4,365 / (1 + (-0.39%)] (i.e. NSEP x Non-Preferred Withdrawal / (1+ NSEP))
•
Step Five: -$34 = ((-$17) + (-$17)) (i.e. sum of Steps Two and Four)
3.
Calculate the Contract Value
The table below illustrates the calculation of the Contract Value as a result of the withdrawal.
Contract Value
Contract Value before Event	Gross Withdrawal	Total Strategy Earnings	Contract Value after Event
$62,358	$8,730	-$34	$53,594
where:
Contract Value after Event: $53,594 = $62,358 - $8,730 + (-$34)
4.
Calculate the Cash Withdrawal
The table below illustrates the calculation of the Cash Withdrawal received by the owner as a result of the withdrawal.
Cash Withdrawal
Step One	Step Two	Step Three	Step Four	Step Five
Gross Withdrawal	CDSC Base/MVA Base	CDSC	MVA	Cash Withdrawal
$8,730	$4,365	$306	$87	$8,511
where:
•
Step One: $8,730 (Gross Withdrawal)
•
Step Two: $4,365 (CDSC Base and MVA Base = Non-Preferred Withdrawal)
•
Step Three: $306 = ($4,365 x 7.00%) (i.e. CDSC Base x CDSC Percentage)
•
Step Four: $87 = ($4,365 x 2.00%) (i.e. MVA Base x MVA Factor)
•
Step Five: $8,511 = $8,730 - $306 + $87 (i.e. Result of Step One minus Step Three plus Step Four)
Event 5: Term Strategy Earnings
At the end of the 3-year Strategy Term, Term Strategy Earnings are calculated and applied to the Strategy and then the Contract Owner surrenders the contract.
Assume the following values apply to that date:
•
Index XYZ’s Index Performance is 18.60%
•
CDSC Percentage = 6.00%
•
MVA Factor = 1.00%
1.
Calculate the Strategy Earnings Percentage (SEP)
The table below illustrates the calculation of the SEP on that date.
10

SEP
Step One	Step Two	Step Three	Step Four
Elapsed Term	Adjusted Index Performance (AIP)	Downside Protection for SEP	Strategy Earnings Percentage (SEP)
3.00	11.88%	-10.00%	11.88%
where:
•
Step One: 3.00 = (1095 days / 365 days)
•
Step Two: 11.88% = [ (80% x 18.60%) - 1.00% x 3.00)] (i.e. AIP = Participation Rate x Index Performance – Strategy Spread x Elapsed Term)
•
Step Three: -10.00% = (90% - 100%) (i.e. downside protection for SEP = Protection Level – 100%)
•
Step Four: 11.88% = (Greater of 11.88% or -10.00%) (i.e. SEP = Greater of AIP or downside protection for SEP)
2.
Calculate the Strategy Earnings
The table below illustrates the calculation of Interim Strategy Earnings applied to the Strategy as a result of the withdrawal.
Strategy Earnings
Strategy Value	Term Strategy Earnings
$53,594	$6,367
Term Strategy Earnings: $6,367 = $53,594 x 11.88%
3.
Calculate the Contract Value
The table below illustrates the calculation of the Contract Value as a result of the withdrawal.
Contract Value
Contract Value before Event	Total Strategy Earnings	Contract Value after Event
$53,594	$6,367	$59,961
where:
Contract Value after Event: $59,961 = $53,594 + $6,367
4.
Calculate the Cash Withdrawal for a full surrender
The table below illustrates the calculation of the Cash Withdrawal received by the owner as a result of the surrender.
Cash Withdrawal
Step One	Step Two	Step Three	Step Four	Step Five
Gross Withdrawal	CDSC Base/MVA Base	CDSC	MVA	Cash Withdrawal
$59,961	$55,764	$3,346	$558	$57,173
where:
•
Step One: $59,961 (Gross Withdrawal)
•
Step Two: $55,764 (CDSC Base and MVA Base = Non-Preferred Withdrawal = $59,961 – 7% x $59,961)
•
Step Three: $3,346 = ($55,764 x 6.00%) (i.e. CDSC Base x CDSC Percentage)
•
Step Four: $558 = ($55,764 x 1.00%) (i.e. MVA Base x MVA Factor)
•
Step Five: $57,173 = $59,961 - $3,346 + $558 (i.e. Result of Step One minus Step Three plus Step Four)
11

Market Value Adjustment (MVA) Examples
Examples
We calculate the MVA Factor using the following formula:
MVA Factor = MVA Scaling Factor x (A – B) x N/12, where:
A = Initial Market Value Reference Rate
B = Market Value Reference Rate on the date we process the withdrawal
N = Number of whole months (partial months will be rounded up to the next whole month) remaining in the MVA Period, calculated from the date that we process the withdrawal
Both examples assume the following:
•
The MVA Scaling Factor is 1.0
•
The Initial Market Value Reference Rate is 3.50%
Example 1:
Assume:
•
The MVA is calculated 13-1/2 months after the Date of Issue
•
The Market Value Reference Rate on that date is 4.00%
Then the MVA Factor is calculated using the following values:
•
A is 3.50%
•
B is 4.00%
•
N is 59 (i.e. there are 58-1/2 months remaining in the MVA Period (72 months – 13-1/2 months), which is rounded up to 59 months)
The MVA Factor on that date is -2.46% (i.e. 1.00 x (3.50% - 4.00%) x 59/12
Example 2:
Assume:
•
The MVA is calculated 39 months after the Date of Issue
•
The Market Value Reference Rate on that date is 3.10%
Then the MVA Factor is calculated using the following values:
•
A is 3.50%
•
B is 3.10%
•
N is 33 (i.e. there are 33 months remaining in the MVA Period 72 months – 39 months)
The MVA Factor on that date is 1.10% (i.e. 1.00 x (3.50% - 3.10%) x 33/12
Changes in and Disagreements with Accountants
None.
12

PART C. OTHER INFORMATION
Item 27. Exhibits
a)
Not Applicable.
b)
Not Applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Individual Annuity Contract - Filed previously on July 17, 2020, with Pre-Effective Amendment No. 3 to Form S-1 No. 333-229802 and hereby incorporated by reference.
1)
Contract Specification Page - Filed previously on July 17, 2020, with Pre-Effective Amendment No. 3 to Form S-1 No. 333-229802 and hereby incorporated by reference.
2)
Increase in Remaining Preferred Withdrawal Amount After A Long-Term Care or Terminal Illness or Injury Event Endorsement - Filed previously on July 17, 2020, with Pre-Effective Amendment No. 3 to Form S-1 No. 333-229802 and hereby incorporated by reference.
3)
Strategy Endorsement - Filed previously on July 17, 2020, with Pre-Effective Amendment No. 3 to Form S-1 No. 333-229802 and hereby incorporated by reference.
4)
Market Value Adjustment (MVA) Endorsement - Filed previously on July 17, 2020, with Pre-Effective Amendment No. 3 to Form S-1 No. 333-229802 and hereby incorporated by reference.
5)
Spousal Protection Feature Endorsement – Filed previously on March 30, 2022, with Form S-1 No. 333- 263973) and hereby incorporated by reference.
6)
Standard Death Benefit – Filed previously on March 30, 2022, with Form S-1 No. 333-263973) and hereby incorporated by reference.
e)
Application - Filed previously on July 17, 2020, with Pre-Effective Amendment No. 3 to Form S-1 No. 333-229802 and hereby incorporated by reference.
f)
Depositor’s Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with Pre- Effective Amendment No. 3 to Form S-1 (333-149613) on October 2, 2008 as document "articlesofincorp.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6b.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333- 164125) on January 4, 2010 as document "exhibit6c.htm" and hereby incorporated by reference.
g)
Not Applicable.
h)
Not Applicable.
i)
Not Applicable.
j)
Not Applicable
k)
Opinion of Counsel – Filed previously with Post-Effective Amendment No. 1 on December 15, 2025 (333- 289518) and hereby incorporated by reference.
l)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
m)
Not Applicable.
n)
Not Applicable.
o)
Not Applicable.

p)
Power of Attorney – Attached hereto.
q)
Not Applicable.
r)
Historical Current Limits on Index Gains:

Renewal Rates for Contracts Issued in 2024
Strategy Spreads and Participation Rates
Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025
BlackRock Select Factor Index	0.00%	90%	1	315.00%	300.00%	285.00%	285.00%	285.00%	285.00%
BlackRock Select Factor Index	0.00%	90%	3	355.00%	335.00%	300.00%	300.00%	300.00%	300.00%
BlackRock Select Factor Index	0.00%	95%	1	240.00%	225.00%	220.00%	220.00%	220.00%	220.00%
BlackRock Select Factor Index	0.00%	95%	3	310.00%	290.00%	260.00%	260.00%	260.00%	260.00%
BlackRock Select Factor Index	0.00%	100%	1	150.00%	135.00%	135.00%	135.00%	135.00%	135.00%
BlackRock Select Factor Index	0.00%	100%	3	250.00%	230.00%	200.00%	200.00%	200.00%	200.00%
BlackRock Select Factor Index	1.00%	90%	1	345.00%	330.00%	315.00%	315.00%	315.00%	315.00%
BlackRock Select Factor Index	1.00%	90%	3	395.00%	375.00%	340.00%	340.00%	340.00%	340.00%
BlackRock Select Factor Index	1.00%	95%	1	265.00%	250.00%	245.00%	245.00%	245.00%	245.00%
BlackRock Select Factor Index	1.00%	95%	3	345.00%	325.00%	295.00%	295.00%	295.00%	295.00%
BlackRock Select Factor Index	1.00%	100%	1	170.00%	155.00%	150.00%	150.00%	150.00%	150.00%
BlackRock Select Factor Index	1.00%	100%	3	280.00%	260.00%	225.00%	225.00%	225.00%	225.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	1	355.00%	340.00%	325.00%	325.00%	325.00%	325.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	3	390.00%	370.00%	335.00%	335.00%	335.00%	335.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	1	270.00%	255.00%	245.00%	245.00%	245.00%	245.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	3	335.00%	315.00%	285.00%	285.00%	285.00%	285.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	1	165.00%	150.00%	145.00%	145.00%	145.00%	145.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	3	270.00%	250.00%	215.00%	215.00%	215.00%	215.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	1	385.00%	370.00%	355.00%	355.00%	355.00%	355.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	3	430.00%	410.00%	370.00%	370.00%	370.00%	370.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	1	295.00%	280.00%	270.00%	270.00%	270.00%	270.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	3	370.00%	350.00%	315.00%	315.00%	315.00%	315.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	1	185.00%	170.00%	165.00%	165.00%	165.00%	165.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	3	300.00%	280.00%	240.00%	240.00%	240.00%	240.00%
MSCI EAFE Index	0.00%	90%	1	105.00%	110.00%	95.00%	100.00%	105.00%	100.00%
MSCI EAFE Index	0.00%	90%	3	125.00%	125.00%	110.00%	120.00%	125.00%	125.00%
MSCI EAFE Index	0.00%	95%	1	85.00%	90.00%	80.00%	85.00%	90.00%	80.00%
MSCI EAFE Index	0.00%	95%	3	115.00%	115.00%	95.00%	105.00%	110.00%	105.00%
MSCI EAFE Index	0.00%	100%	1	60.00%	55.00%	50.00%	50.00%	60.00%	50.00%
3

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025
MSCI EAFE Index	0.00%	100%	3	100.00%	95.00%	80.00%	85.00%	90.00%	85.00%
MSCI EAFE Index	1.50%	90%	1	120.00%	125.00%	115.00%	120.00%	125.00%	120.00%
MSCI EAFE Index	1.50%	90%	3	150.00%	150.00%	130.00%	145.00%	145.00%	145.00%
MSCI EAFE Index	1.50%	95%	1	100.00%	105.00%	95.00%	100.00%	105.00%	95.00%
MSCI EAFE Index	1.50%	95%	3	135.00%	135.00%	115.00%	130.00%	130.00%	125.00%
MSCI EAFE Index	1.50%	100%	1	70.00%	70.00%	65.00%	65.00%	75.00%	65.00%
MSCI EAFE Index	1.50%	100%	3	115.00%	115.00%	100.00%	105.00%	110.00%	105.00%
NYSE® Zebra Edge® Index	0.00%	90%	1	315.00%	300.00%	285.00%	285.00%	285.00%	285.00%
NYSE® Zebra Edge® Index	0.00%	90%	3	335.00%	315.00%	290.00%	290.00%	290.00%	290.00%
NYSE® Zebra Edge® Index	0.00%	95%	1	245.00%	230.00%	220.00%	220.00%	220.00%	220.00%
NYSE® Zebra Edge® Index	0.00%	95%	3	290.00%	270.00%	245.00%	245.00%	245.00%	245.00%
NYSE® Zebra Edge® Index	0.00%	100%	1	155.00%	140.00%	135.00%	135.00%	135.00%	135.00%
NYSE® Zebra Edge® Index	0.00%	100%	3	240.00%	220.00%	185.00%	185.00%	185.00%	185.00%
NYSE® Zebra Edge® Index	1.00%	90%	1	345.00%	330.00%	315.00%	315.00%	315.00%	315.00%
NYSE® Zebra Edge® Index	1.00%	90%	3	375.00%	355.00%	325.00%	325.00%	325.00%	325.00%
NYSE® Zebra Edge® Index	1.00%	95%	1	270.00%	255.00%	250.00%	250.00%	250.00%	250.00%
NYSE® Zebra Edge® Index	1.00%	95%	3	325.00%	305.00%	280.00%	280.00%	280.00%	280.00%
NYSE® Zebra Edge® Index	1.00%	100%	1	175.00%	160.00%	155.00%	155.00%	155.00%	155.00%
NYSE® Zebra Edge® Index	1.00%	100%	3	270.00%	250.00%	215.00%	215.00%	215.00%	215.00%
S&P 500®	0.00%	90%	1	70.00%	75.00%	75.00%	80.00%	80.00%	75.00%
S&P 500®	0.00%	90%	3	80.00%	80.00%	75.00%	80.00%	90.00%	85.00%
S&P 500®	0.00%	95%	1	65.00%	65.00%	60.00%	60.00%	65.00%	55.00%
S&P 500®	0.00%	95%	3	75.00%	75.00%	70.00%	75.00%	80.00%	75.00%
S&P 500®	0.00%	100%	1	50.00%	50.00%	45.00%	45.00%	50.00%	40.00%
S&P 500®	0.00%	100%	3	65.00%	65.00%	60.00%	65.00%	70.00%	65.00%
S&P 500®	1.50%	90%	1	85.00%	85.00%	85.00%	95.00%	95.00%	85.00%
S&P 500®	1.50%	90%	3	95.00%	95.00%	90.00%	100.00%	110.00%	105.00%
S&P 500®	1.50%	95%	1	75.00%	75.00%	70.00%	75.00%	80.00%	70.00%
S&P 500®	1.50%	95%	3	90.00%	90.00%	85.00%	90.00%	100.00%	90.00%
S&P 500®	1.50%	100%	1	60.00%	60.00%	60.00%	60.00%	65.00%	55.00%
S&P 500®	1.50%	100%	3	80.00%	80.00%	75.00%	80.00%	85.00%	80.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	1	100.00%	105.00%	100.00%	100.00%	100.00%	100.00%
4

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	3	105.00%	105.00%	100.00%	105.00%	110.00%	110.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	1	85.00%	85.00%	80.00%	85.00%	85.00%	85.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	3	95.00%	95.00%	90.00%	95.00%	100.00%	100.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	1	55.00%	60.00%	55.00%	55.00%	55.00%	55.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	3	80.00%	80.00%	75.00%	80.00%	85.00%	85.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	1	110.00%	115.00%	110.00%	110.00%	110.00%	110.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	3	115.00%	115.00%	110.00%	115.00%	120.00%	120.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	1	95.00%	95.00%	90.00%	95.00%	95.00%	95.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	3	105.00%	105.00%	100.00%	105.00%	110.00%	110.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	1	70.00%	70.00%	65.00%	65.00%	65.00%	65.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	3	90.00%	90.00%	85.00%	90.00%	95.00%	95.00%
SG Macro Compass Index	0.00%	90%	1	350.00%	335.00%	320.00%	320.00%	320.00%	320.00%
SG Macro Compass Index	0.00%	90%	3	410.00%	385.00%	350.00%	345.00%	345.00%	345.00%
SG Macro Compass Index	0.00%	95%	1	265.00%	250.00%	240.00%	240.00%	240.00%	240.00%
SG Macro Compass Index	0.00%	95%	3	350.00%	325.00%	290.00%	290.00%	290.00%	290.00%
SG Macro Compass Index	0.00%	100%	1	160.00%	145.00%	140.00%	140.00%	140.00%	140.00%
SG Macro Compass Index	0.00%	100%	3	275.00%	255.00%	215.00%	215.00%	215.00%	215.00%
SG Macro Compass Index	1.00%	90%	1	380.00%	365.00%	350.00%	350.00%	350.00%	350.00%
SG Macro Compass Index	1.00%	90%	3	455.00%	430.00%	385.00%	385.00%	385.00%	385.00%
SG Macro Compass Index	1.00%	95%	1	290.00%	275.00%	265.00%	265.00%	265.00%	265.00%
SG Macro Compass Index	1.00%	95%	3	390.00%	365.00%	325.00%	325.00%	325.00%	325.00%
SG Macro Compass Index	1.00%	100%	1	180.00%	165.00%	160.00%	160.00%	160.00%	160.00%
SG Macro Compass Index	1.00%	100%	3	310.00%	290.00%	245.00%	245.00%	245.00%	245.00%
Renewal Rates for Contracts Issued in 2023
Strategy Spreads and Participation Rates
Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	90%	1	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	295.00%	310.00%	310.00%	325.00%	325.00%
BlackRock Select Factor Index	0.00%	90%	3	320.00%	320.00%	315.00%	325.00%	320.00%	320.00%	315.00%	330.00%	355.00%	350.00%	375.00%	380.00%
5

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	95%	1	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	220.00%	240.00%	240.00%	255.00%	255.00%
BlackRock Select Factor Index	0.00%	95%	3	270.00%	270.00%	270.00%	275.00%	270.00%	270.00%	265.00%	280.00%	305.00%	300.00%	325.00%	330.00%
BlackRock Select Factor Index	0.00%	100%	1	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	150.00%	150.00%	165.00%	165.00%
BlackRock Select Factor Index	0.00%	100%	3	215.00%	215.00%	215.00%	220.00%	215.00%	215.00%	215.00%	220.00%	250.00%	245.00%	270.00%	270.00%
BlackRock Select Factor Index	1.00%	90%	1	320.00%	320.00%	320.00%	320.00%	320.00%	320.00%	320.00%	325.00%	340.00%	340.00%	355.00%	355.00%
BlackRock Select Factor Index	1.00%	90%	3	360.00%	360.00%	355.00%	365.00%	360.00%	360.00%	355.00%	365.00%	390.00%	385.00%	410.00%	415.00%
BlackRock Select Factor Index	1.00%	95%	1	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	250.00%	265.00%	265.00%	280.00%	280.00%
BlackRock Select Factor Index	1.00%	95%	3	305.00%	305.00%	305.00%	310.00%	305.00%	305.00%	300.00%	315.00%	340.00%	335.00%	360.00%	365.00%
BlackRock Select Factor Index	1.00%	100%	1	140.00%	140.00%	140.00%	140.00%	155.00%	155.00%	155.00%	155.00%	170.00%	170.00%	185.00%	185.00%
BlackRock Select Factor Index	1.00%	100%	3	235.00%	235.00%	230.00%	240.00%	245.00%	245.00%	245.00%	250.00%	280.00%	275.00%	300.00%	300.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	1	330.00%	330.00%	330.00%	330.00%	330.00%	330.00%	330.00%	335.00%	350.00%	350.00%	370.00%	370.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	3	350.00%	350.00%	345.00%	355.00%	360.00%	360.00%	355.00%	360.00%	385.00%	380.00%	405.00%	410.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	1	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	250.00%	265.00%	265.00%	285.00%	285.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	3	295.00%	295.00%	290.00%	300.00%	295.00%	295.00%	290.00%	305.00%	330.00%	325.00%	350.00%	355.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	1	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	165.00%	165.00%	180.00%	180.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	3	230.00%	230.00%	225.00%	235.00%	235.00%	235.00%	230.00%	240.00%	270.00%	265.00%	285.00%	290.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	1	360.00%	360.00%	360.00%	360.00%	360.00%	360.00%	360.00%	365.00%	380.00%	380.00%	400.00%	400.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	3	390.00%	390.00%	385.00%	395.00%	400.00%	400.00%	395.00%	400.00%	425.00%	420.00%	445.00%	450.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	1	270.00%	270.00%	270.00%	270.00%	270.00%	270.00%	270.00%	275.00%	290.00%	290.00%	310.00%	310.00%
6

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
J.P. Morgan Mozaic IISM Index	1.00%	95%	3	330.00%	330.00%	325.00%	335.00%	330.00%	330.00%	325.00%	340.00%	365.00%	360.00%	385.00%	390.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	1	160.00%	160.00%	160.00%	160.00%	170.00%	170.00%	170.00%	170.00%	185.00%	185.00%	200.00%	200.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	3	250.00%	250.00%	245.00%	255.00%	265.00%	265.00%	260.00%	270.00%	300.00%	295.00%	315.00%	320.00%
MSCI EAFE Index	0.00%	90%	1	85.00%	85.00%	80.00%	75.00%	90.00%	90.00%	95.00%	100.00%	105.00%	115.00%	125.00%	110.00%
MSCI EAFE Index	0.00%	90%	3	105.00%	100.00%	100.00%	90.00%	105.00%	115.00%	120.00%	125.00%	125.00%	145.00%	155.00%	140.00%
MSCI EAFE Index	0.00%	95%	1	70.00%	65.00%	65.00%	60.00%	75.00%	75.00%	75.00%	80.00%	85.00%	90.00%	105.00%	90.00%
MSCI EAFE Index	0.00%	95%	3	95.00%	95.00%	90.00%	85.00%	95.00%	105.00%	105.00%	110.00%	110.00%	125.00%	140.00%	125.00%
MSCI EAFE Index	0.00%	100%	1	45.00%	45.00%	40.00%	40.00%	50.00%	55.00%	55.00%	50.00%	60.00%	60.00%	75.00%	65.00%
MSCI EAFE Index	0.00%	100%	3	80.00%	80.00%	80.00%	70.00%	85.00%	90.00%	95.00%	90.00%	100.00%	110.00%	120.00%	110.00%
MSCI EAFE Index	1.50%	90%	1	105.00%	105.00%	95.00%	95.00%	105.00%	110.00%	115.00%	120.00%	120.00%	130.00%	140.00%	125.00%
MSCI EAFE Index	1.50%	90%	3	130.00%	125.00%	125.00%	115.00%	125.00%	135.00%	140.00%	145.00%	145.00%	165.00%	175.00%	155.00%
MSCI EAFE Index	1.50%	95%	1	90.00%	85.00%	80.00%	80.00%	90.00%	90.00%	90.00%	95.00%	100.00%	105.00%	120.00%	100.00%
MSCI EAFE Index	1.50%	95%	3	115.00%	110.00%	110.00%	105.00%	110.00%	125.00%	125.00%	130.00%	130.00%	150.00%	160.00%	145.00%
MSCI EAFE Index	1.50%	100%	1	65.00%	60.00%	55.00%	60.00%	65.00%	65.00%	60.00%	65.00%	75.00%	80.00%	90.00%	80.00%
MSCI EAFE Index	1.50%	100%	3	95.00%	100.00%	105.00%	95.00%	100.00%	105.00%	105.00%	105.00%	115.00%	125.00%	140.00%	130.00%
NYSE® Zebra Edge® Index	0.00%	90%	1	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	300.00%	315.00%	315.00%	330.00%	330.00%
NYSE® Zebra Edge® Index	0.00%	90%	3	300.00%	300.00%	300.00%	305.00%	300.00%	300.00%	295.00%	310.00%	330.00%	325.00%	355.00%	355.00%
NYSE® Zebra Edge® Index	0.00%	95%	1	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	225.00%	240.00%	240.00%	255.00%	255.00%
NYSE® Zebra Edge® Index	0.00%	95%	3	255.00%	255.00%	255.00%	260.00%	255.00%	255.00%	255.00%	265.00%	285.00%	280.00%	305.00%	305.00%
NYSE® Zebra Edge® Index	0.00%	100%	1	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	150.00%	150.00%	165.00%	165.00%
NYSE® Zebra Edge® Index	0.00%	100%	3	205.00%	205.00%	205.00%	210.00%	205.00%	205.00%	205.00%	205.00%	235.00%	230.00%	255.00%	255.00%
NYSE® Zebra Edge® Index	1.00%	90%	1	325.00%	325.00%	325.00%	325.00%	325.00%	325.00%	325.00%	330.00%	345.00%	345.00%	360.00%	360.00%
NYSE® Zebra Edge® Index	1.00%	90%	3	335.00%	335.00%	335.00%	340.00%	335.00%	335.00%	335.00%	345.00%	370.00%	365.00%	390.00%	390.00%
NYSE® Zebra Edge® Index	1.00%	95%	1	250.00%	250.00%	250.00%	250.00%	250.00%	250.00%	250.00%	255.00%	265.00%	265.00%	280.00%	280.00%
7

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
NYSE® Zebra Edge® Index	1.00%	95%	3	290.00%	290.00%	290.00%	295.00%	290.00%	290.00%	290.00%	300.00%	320.00%	315.00%	340.00%	340.00%
NYSE® Zebra Edge® Index	1.00%	100%	1	145.00%	145.00%	145.00%	145.00%	155.00%	155.00%	155.00%	155.00%	170.00%	170.00%	185.00%	185.00%
NYSE® Zebra Edge® Index	1.00%	100%	3	230.00%	230.00%	225.00%	235.00%	235.00%	235.00%	235.00%	235.00%	265.00%	260.00%	285.00%	285.00%
S&P 500®	0.00%	90%	1	65.00%	60.00%	60.00%	65.00%	70.00%	70.00%	65.00%	70.00%	75.00%	80.00%	85.00%	80.00%
S&P 500®	0.00%	90%	3	80.00%	75.00%	75.00%	70.00%	75.00%	80.00%	85.00%	90.00%	95.00%	95.00%	95.00%	85.00%
S&P 500®	0.00%	95%	1	60.00%	55.00%	55.00%	55.00%	60.00%	55.00%	50.00%	60.00%	65.00%	65.00%	75.00%	65.00%
S&P 500®	0.00%	95%	3	75.00%	65.00%	70.00%	65.00%	65.00%	70.00%	75.00%	80.00%	80.00%	85.00%	90.00%	80.00%
S&P 500®	0.00%	100%	1	40.00%	35.00%	35.00%	35.00%	45.00%	40.00%	35.00%	45.00%	55.00%	55.00%	60.00%	50.00%
S&P 500®	0.00%	100%	3	55.00%	55.00%	55.00%	50.00%	60.00%	60.00%	60.00%	60.00%	70.00%	70.00%	80.00%	70.00%
S&P 500®	1.50%	90%	1	85.00%	80.00%	80.00%	85.00%	80.00%	85.00%	75.00%	85.00%	90.00%	95.00%	105.00%	95.00%
S&P 500®	1.50%	90%	3	100.00%	90.00%	95.00%	90.00%	90.00%	95.00%	100.00%	105.00%	110.00%	110.00%	110.00%	100.00%
S&P 500®	1.50%	95%	1	75.00%	70.00%	65.00%	70.00%	75.00%	70.00%	60.00%	75.00%	80.00%	85.00%	85.00%	75.00%
S&P 500®	1.50%	95%	3	90.00%	85.00%	85.00%	80.00%	85.00%	85.00%	90.00%	95.00%	100.00%	100.00%	105.00%	95.00%
S&P 500®	1.50%	100%	1	60.00%	55.00%	50.00%	55.00%	55.00%	50.00%	45.00%	55.00%	65.00%	65.00%	70.00%	60.00%
S&P 500®	1.50%	100%	3	70.00%	70.00%	70.00%	70.00%	75.00%	75.00%	75.00%	75.00%	85.00%	90.00%	95.00%	85.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	1	110.00%	110.00%	120.00%	110.00%	105.00%	105.00%	110.00%	105.00%	110.00%	115.00%	120.00%	120.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	3	120.00%	115.00%	125.00%	115.00%	115.00%	110.00%	120.00%	115.00%	125.00%	130.00%	135.00%	130.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	1	95.00%	95.00%	100.00%	95.00%	85.00%	85.00%	85.00%	85.00%	95.00%	95.00%	100.00%	100.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	3	105.00%	100.00%	110.00%	100.00%	105.00%	105.00%	110.00%	105.00%	115.00%	120.00%	125.00%	120.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	1	60.00%	60.00%	60.00%	60.00%	55.00%	55.00%	55.00%	55.00%	60.00%	65.00%	70.00%	70.00%
8

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	3	90.00%	85.00%	90.00%	85.00%	90.00%	90.00%	95.00%	90.00%	95.00%	100.00%	105.00%	100.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	1	120.00%	120.00%	130.00%	120.00%	120.00%	120.00%	125.00%	120.00%	120.00%	125.00%	130.00%	130.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	3	135.00%	130.00%	140.00%	130.00%	130.00%	125.00%	135.00%	130.00%	140.00%	145.00%	145.00%	140.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	1	105.00%	105.00%	110.00%	105.00%	100.00%	100.00%	100.00%	100.00%	105.00%	105.00%	115.00%	110.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	3	120.00%	115.00%	125.00%	115.00%	120.00%	120.00%	125.00%	120.00%	125.00%	130.00%	135.00%	130.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	1	65.00%	65.00%	65.00%	65.00%	70.00%	70.00%	75.00%	65.00%	75.00%	75.00%	80.00%	80.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	3	90.00%	85.00%	95.00%	85.00%	105.00%	105.00%	110.00%	100.00%	115.00%	120.00%	120.00%	110.00%
SG Macro Compass Index	0.00%	90%	1	320.00%	320.00%	320.00%	320.00%	320.00%	320.00%	320.00%	330.00%	350.00%	350.00%	365.00%	365.00%
SG Macro Compass Index	0.00%	90%	3	360.00%	360.00%	355.00%	365.00%	360.00%	360.00%	355.00%	375.00%	405.00%	400.00%	425.00%	430.00%
SG Macro Compass Index	0.00%	95%	1	235.00%	235.00%	235.00%	235.00%	235.00%	235.00%	235.00%	245.00%	265.00%	265.00%	280.00%	280.00%
SG Macro Compass Index	0.00%	95%	3	300.00%	300.00%	295.00%	305.00%	300.00%	300.00%	295.00%	315.00%	345.00%	340.00%	365.00%	370.00%
SG Macro Compass Index	0.00%	100%	1	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	140.00%	160.00%	160.00%	175.00%	175.00%
SG Macro Compass Index	0.00%	100%	3	235.00%	235.00%	235.00%	240.00%	235.00%	235.00%	230.00%	240.00%	275.00%	270.00%	295.00%	300.00%
SG Macro Compass Index	1.00%	90%	1	355.00%	355.00%	355.00%	355.00%	355.00%	355.00%	355.00%	360.00%	380.00%	380.00%	395.00%	395.00%
9

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
SG Macro Compass Index	1.00%	90%	3	405.00%	405.00%	400.00%	410.00%	405.00%	405.00%	400.00%	415.00%	445.00%	440.00%	465.00%	470.00%
SG Macro Compass Index	1.00%	95%	1	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	270.00%	290.00%	290.00%	305.00%	305.00%
SG Macro Compass Index	1.00%	95%	3	340.00%	340.00%	335.00%	345.00%	340.00%	340.00%	335.00%	350.00%	380.00%	375.00%	405.00%	410.00%
SG Macro Compass Index	1.00%	100%	1	150.00%	150.00%	150.00%	150.00%	160.00%	160.00%	160.00%	160.00%	180.00%	180.00%	195.00%	195.00%
SG Macro Compass Index	1.00%	100%	3	255.00%	255.00%	250.00%	265.00%	270.00%	270.00%	265.00%	270.00%	305.00%	300.00%	330.00%	335.00%
Renewal Rates for Contracts Issued in 2022
Strategy Spreads and Participation Rates
Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	90%	1	140.00%	150.00%	170.00%	190.00%	225.00%	240.00%	240.00%	260.00%	260.00%	260.00%	290.00%	290.00%	295.00%
BlackRock Select Factor Index	0.00%	90%	3	125.00%	140.00%	165.00%	190.00%	240.00%	260.00%	260.00%	280.00%	280.00%	280.00%	320.00%	310.00%	325.00%
BlackRock Select Factor Index	0.00%	95%	1	85.00%	85.00%	100.00%	130.00%	160.00%	175.00%	175.00%	190.00%	190.00%	190.00%	220.00%	220.00%	220.00%
BlackRock Select Factor Index	0.00%	95%	3	90.00%	100.00%	110.00%	140.00%	200.00%	210.00%	210.00%	235.00%	235.00%	235.00%	275.00%	265.00%	275.00%
BlackRock Select Factor Index	0.00%	100%	1	10.00%	10.00%	25.00%	45.00%	80.00%	90.00%	90.00%	105.00%	105.00%	105.00%	130.00%	130.00%	140.00%
BlackRock Select Factor Index	0.00%	100%	3	30.00%	30.00%	55.00%	85.00%	150.00%	160.00%	160.00%	180.00%	180.00%	180.00%	220.00%	210.00%	225.00%
10

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	1.00%	90%	1	190.00%	200.00%	210.00%	230.00%	260.00%	275.00%	275.00%	295.00%	295.00%	295.00%	325.00%	325.00%	325.00%
BlackRock Select Factor Index	1.00%	90%	3	175.00%	200.00%	210.00%	240.00%	280.00%	300.00%	300.00%	325.00%	325.00%	325.00%	365.00%	355.00%	370.00%
BlackRock Select Factor Index	1.00%	95%	1	120.00%	125.00%	140.00%	160.00%	190.00%	200.00%	200.00%	220.00%	220.00%	220.00%	245.00%	245.00%	250.00%
BlackRock Select Factor Index	1.00%	95%	3	130.00%	130.00%	155.00%	185.00%	230.00%	250.00%	250.00%	275.00%	275.00%	275.00%	310.00%	300.00%	315.00%
BlackRock Select Factor Index	1.00%	100%	1	15.00%	15.00%	35.00%	55.00%	90.00%	100.00%	100.00%	120.00%	120.00%	115.00%	140.00%	140.00%	150.00%
BlackRock Select Factor Index	1.00%	100%	3	45.00%	45.00%	75.00%	105.00%	170.00%	180.00%	180.00%	205.00%	205.00%	200.00%	240.00%	230.00%	245.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	1	165.00%	175.00%	200.00%	220.00%	250.00%	275.00%	275.00%	300.00%	300.00%	300.00%	325.00%	325.00%	330.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	3	150.00%	160.00%	185.00%	210.00%	250.00%	280.00%	280.00%	310.00%	310.00%	310.00%	350.00%	340.00%	360.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	1	100.00%	100.00%	120.00%	145.00%	175.00%	200.00%	200.00%	210.00%	210.00%	210.00%	240.00%	240.00%	245.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	3	100.00%	100.00%	125.00%	155.00%	200.00%	225.00%	225.00%	255.00%	255.00%	255.00%	290.00%	280.00%	300.00%
11

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
J.P. Morgan Mozaic IISM Index	0.00%	100%	1	15.00%	15.00%	30.00%	50.00%	100.00%	100.00%	100.00%	115.00%	115.00%	115.00%	150.00%	150.00%	155.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	3	30.00%	30.00%	60.00%	100.00%	150.00%	170.00%	170.00%	190.00%	190.00%	190.00%	235.00%	225.00%	240.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	1	210.00%	225.00%	240.00%	260.00%	300.00%	310.00%	310.00%	330.00%	330.00%	330.00%	360.00%	360.00%	365.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	3	200.00%	210.00%	240.00%	255.00%	300.00%	320.00%	320.00%	350.00%	350.00%	350.00%	390.00%	380.00%	395.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	1	135.00%	150.00%	160.00%	180.00%	200.00%	220.00%	220.00%	240.00%	240.00%	240.00%	270.00%	270.00%	275.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	3	140.00%	150.00%	170.00%	200.00%	250.00%	270.00%	270.00%	300.00%	300.00%	300.00%	330.00%	320.00%	340.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	1	25.00%	25.00%	40.00%	60.00%	115.00%	115.00%	115.00%	130.00%	130.00%	130.00%	165.00%	165.00%	170.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	3	45.00%	45.00%	80.00%	120.00%	170.00%	190.00%	190.00%	215.00%	215.00%	210.00%	255.00%	245.00%	260.00%
MSCI EAFE Index	0.00%	90%	1	40.00%	40.00%	40.00%	65.00%	80.00%	80.00%	75.00%	85.00%	80.00%	85.00%	110.00%	110.00%	110.00%
MSCI EAFE Index	0.00%	90%	3	40.00%	45.00%	45.00%	75.00%	95.00%	90.00%	85.00%	90.00%	90.00%	100.00%	125.00%	130.00%	130.00%
MSCI EAFE Index	0.00%	95%	1	25.00%	30.00%	35.00%	50.00%	65.00%	65.00%	60.00%	65.00%	60.00%	65.00%	85.00%	90.00%	85.00%
12

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
MSCI EAFE Index	0.00%	95%	3	30.00%	35.00%	35.00%	60.00%	80.00%	80.00%	75.00%	80.00%	80.00%	90.00%	115.00%	120.00%	120.00%
MSCI EAFE Index	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	30.00%	30.00%	25.00%	35.00%	35.00%	35.00%	40.00%	55.00%	50.00%
MSCI EAFE Index	0.00%	100%	3	10.00%	10.00%	15.00%	25.00%	45.00%	55.00%	50.00%	65.00%	55.00%	65.00%	90.00%	90.00%	90.00%
MSCI EAFE Index	1.50%	90%	1	65.00%	70.00%	70.00%	90.00%	105.00%	105.00%	100.00%	110.00%	105.00%	110.00%	130.00%	130.00%	130.00%
MSCI EAFE Index	1.50%	90%	3	65.00%	75.00%	70.00%	105.00%	120.00%	115.00%	110.00%	110.00%	110.00%	120.00%	155.00%	155.00%	155.00%
MSCI EAFE Index	1.50%	95%	1	45.00%	50.00%	55.00%	70.00%	85.00%	85.00%	75.00%	80.00%	80.00%	85.00%	105.00%	105.00%	105.00%
MSCI EAFE Index	1.50%	95%	3	50.00%	55.00%	60.00%	85.00%	100.00%	100.00%	95.00%	100.00%	100.00%	110.00%	135.00%	135.00%	135.00%
MSCI EAFE Index	1.50%	100%	1	20.00%	20.00%	25.00%	35.00%	45.00%	50.00%	45.00%	50.00%	55.00%	55.00%	70.00%	75.00%	70.00%
MSCI EAFE Index	1.50%	100%	3	15.00%	20.00%	30.00%	45.00%	70.00%	75.00%	65.00%	85.00%	75.00%	85.00%	105.00%	105.00%	105.00%
NYSE® Zebra Edge® Index	0.00%	90%	1	130.00%	150.00%	160.00%	190.00%	225.00%	250.00%	250.00%	260.00%	260.00%	260.00%	290.00%	290.00%	295.00%
NYSE® Zebra Edge® Index	0.00%	90%	3	110.00%	125.00%	140.00%	175.00%	215.00%	240.00%	240.00%	260.00%	260.00%	260.00%	300.00%	290.00%	305.00%
NYSE® Zebra Edge® Index	0.00%	95%	1	75.00%	75.00%	100.00%	125.00%	160.00%	175.00%	175.00%	190.00%	190.00%	190.00%	220.00%	220.00%	225.00%
13

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
NYSE® Zebra Edge® Index	0.00%	95%	3	75.00%	75.00%	100.00%	130.00%	180.00%	200.00%	200.00%	220.00%	220.00%	220.00%	255.00%	245.00%	260.00%
NYSE® Zebra Edge® Index	0.00%	100%	1	10.00%	10.00%	25.00%	45.00%	90.00%	90.00%	90.00%	105.00%	105.00%	105.00%	135.00%	135.00%	140.00%
NYSE® Zebra Edge® Index	0.00%	100%	3	25.00%	25.00%	50.00%	80.00%	140.00%	150.00%	150.00%	170.00%	170.00%	170.00%	205.00%	195.00%	210.00%
NYSE® Zebra Edge® Index	1.00%	90%	1	190.00%	200.00%	210.00%	230.00%	270.00%	280.00%	280.00%	300.00%	300.00%	300.00%	325.00%	325.00%	335.00%
NYSE® Zebra Edge® Index	1.00%	90%	3	160.00%	180.00%	200.00%	220.00%	260.00%	280.00%	280.00%	300.00%	300.00%	300.00%	340.00%	330.00%	345.00%
NYSE® Zebra Edge® Index	1.00%	95%	1	120.00%	125.00%	140.00%	160.00%	190.00%	200.00%	200.00%	220.00%	220.00%	220.00%	245.00%	245.00%	250.00%
NYSE® Zebra Edge® Index	1.00%	95%	3	120.00%	125.00%	145.00%	175.00%	215.00%	225.00%	225.00%	260.00%	260.00%	260.00%	295.00%	285.00%	295.00%
NYSE® Zebra Edge® Index	1.00%	100%	1	20.00%	20.00%	35.00%	55.00%	105.00%	105.00%	105.00%	120.00%	120.00%	120.00%	150.00%	150.00%	155.00%
NYSE® Zebra Edge® Index	1.00%	100%	3	40.00%	40.00%	70.00%	100.00%	165.00%	170.00%	170.00%	200.00%	195.00%	195.00%	230.00%	220.00%	235.00%
S&P 500®	0.00%	90%	1	25.00%	25.00%	30.00%	40.00%	50.00%	50.00%	50.00%	55.00%	55.00%	60.00%	75.00%	80.00%	75.00%
S&P 500®	0.00%	90%	3	30.00%	30.00%	35.00%	50.00%	65.00%	60.00%	60.00%	65.00%	65.00%	75.00%	90.00%	95.00%	90.00%
S&P 500®	0.00%	95%	1	15.00%	15.00%	20.00%	30.00%	45.00%	45.00%	45.00%	45.00%	45.00%	50.00%	65.00%	75.00%	70.00%
14

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500®	0.00%	95%	3	20.00%	25.00%	20.00%	40.00%	50.00%	50.00%	50.00%	55.00%	55.00%	65.00%	80.00%	85.00%	80.00%
S&P 500®	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	20.00%	25.00%	20.00%	30.00%	30.00%	30.00%	45.00%	50.00%	45.00%
S&P 500®	0.00%	100%	3	10.00%	10.00%	15.00%	20.00%	30.00%	35.00%	35.00%	40.00%	35.00%	40.00%	55.00%	60.00%	55.00%
S&P 500®	1.50%	90%	1	50.00%	50.00%	55.00%	65.00%	75.00%	80.00%	75.00%	70.00%	75.00%	80.00%	95.00%	105.00%	100.00%
S&P 500®	1.50%	90%	3	55.00%	60.00%	55.00%	70.00%	80.00%	80.00%	80.00%	80.00%	80.00%	90.00%	110.00%	120.00%	110.00%
S&P 500®	1.50%	95%	1	30.00%	35.00%	40.00%	50.00%	55.00%	60.00%	55.00%	60.00%	65.00%	70.00%	85.00%	90.00%	85.00%
S&P 500®	1.50%	95%	3	45.00%	45.00%	45.00%	60.00%	70.00%	70.00%	70.00%	75.00%	75.00%	80.00%	105.00%	115.00%	105.00%
S&P 500®	1.50%	100%	1	10.00%	20.00%	20.00%	30.00%	40.00%	45.00%	40.00%	40.00%	45.00%	50.00%	70.00%	75.00%	70.00%
S&P 500®	1.50%	100%	3	15.00%	15.00%	25.00%	30.00%	45.00%	50.00%	50.00%	55.00%	50.00%	55.00%	75.00%	80.00%	75.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	1	70.00%	80.00%	80.00%	105.00%	130.00%	135.00%	135.00%	140.00%	105.00%	110.00%	125.00%	135.00%	130.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	3	65.00%	80.00%	85.00%	120.00%	155.00%	165.00%	165.00%	175.00%	115.00%	130.00%	140.00%	160.00%	140.00%
15

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	1	30.00%	40.00%	40.00%	65.00%	85.00%	90.00%	90.00%	95.00%	90.00%	100.00%	110.00%	115.00%	115.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	3	30.00%	50.00%	55.00%	80.00%	130.00%	130.00%	130.00%	140.00%	100.00%	120.00%	130.00%	140.00%	125.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	1	10.00%	10.00%	15.00%	20.00%	40.00%	40.00%	40.00%	50.00%	55.00%	60.00%	65.00%	70.00%	70.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	3	10.00%	10.00%	25.00%	45.00%	90.00%	95.00%	95.00%	105.00%	90.00%	100.00%	110.00%	120.00%	110.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	1	90.00%	100.00%	105.00%	125.00%	145.00%	150.00%	150.00%	160.00%	120.00%	125.00%	140.00%	150.00%	145.00%
16

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	3	90.00%	100.00%	115.00%	145.00%	180.00%	185.00%	185.00%	200.00%	125.00%	145.00%	155.00%	175.00%	155.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	1	50.00%	60.00%	60.00%	80.00%	100.00%	105.00%	105.00%	110.00%	100.00%	110.00%	120.00%	125.00%	125.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	3	55.00%	70.00%	80.00%	110.00%	140.00%	155.00%	155.00%	165.00%	115.00%	135.00%	145.00%	160.00%	140.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	1	15.00%	15.00%	15.00%	25.00%	45.00%	45.00%	45.00%	55.00%	60.00%	65.00%	60.00%	60.00%	75.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	3	15.00%	15.00%	30.00%	50.00%	100.00%	105.00%	105.00%	115.00%	100.00%	105.00%	105.00%	115.00%	110.00%
17

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
SG Macro Compass Index	0.00%	90%	1	160.00%	160.00%	190.00%	215.00%	250.00%	270.00%	270.00%	290.00%	290.00%	290.00%	325.00%	325.00%	325.00%
SG Macro Compass Index	0.00%	90%	3	140.00%	160.00%	180.00%	215.00%	260.00%	300.00%	300.00%	320.00%	320.00%	320.00%	360.00%	350.00%	370.00%
SG Macro Compass Index	0.00%	95%	1	90.00%	90.00%	110.00%	135.00%	175.00%	195.00%	195.00%	210.00%	210.00%	210.00%	240.00%	240.00%	245.00%
SG Macro Compass Index	0.00%	95%	3	90.00%	100.00%	120.00%	155.00%	200.00%	225.00%	225.00%	260.00%	260.00%	260.00%	300.00%	290.00%	310.00%
SG Macro Compass Index	0.00%	100%	1	10.00%	10.00%	20.00%	45.00%	80.00%	100.00%	100.00%	110.00%	110.00%	110.00%	145.00%	145.00%	145.00%
SG Macro Compass Index	0.00%	100%	3	20.00%	20.00%	50.00%	90.00%	145.00%	170.00%	170.00%	195.00%	195.00%	195.00%	245.00%	235.00%	245.00%
SG Macro Compass Index	1.00%	90%	1	210.00%	220.00%	235.00%	260.00%	300.00%	305.00%	305.00%	330.00%	330.00%	330.00%	360.00%	360.00%	360.00%
SG Macro Compass Index	1.00%	90%	3	210.00%	220.00%	240.00%	270.00%	310.00%	345.00%	345.00%	370.00%	370.00%	370.00%	400.00%	390.00%	415.00%
SG Macro Compass Index	1.00%	95%	1	135.00%	135.00%	150.00%	175.00%	200.00%	220.00%	220.00%	240.00%	240.00%	240.00%	265.00%	265.00%	270.00%
SG Macro Compass Index	1.00%	95%	3	140.00%	150.00%	170.00%	200.00%	250.00%	280.00%	280.00%	305.00%	305.00%	305.00%	345.00%	335.00%	355.00%
18

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	5/23/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
SG Macro Compass Index	1.00%	100%	1	15.00%	15.00%	30.00%	55.00%	95.00%	115.00%	115.00%	125.00%	125.00%	125.00%	160.00%	160.00%	160.00%
SG Macro Compass Index	1.00%	100%	3	35.00%	35.00%	70.00%	110.00%	165.00%	195.00%	195.00%	220.00%	220.00%	220.00%	270.00%	255.00%	270.00%
Renewal Rates for Contracts Issued in 2021
Strategy Spreads and Participation Rates
Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	90%	1	120.00%	120.00%	120.00%	120.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%
BlackRock Select Factor Index	0.00%	90%	3	90.00%	90.00%	90.00%	90.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	110.00%	110.00%
BlackRock Select Factor Index	0.00%	95%	1	70.00%	70.00%	70.00%	70.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%
BlackRock Select Factor Index	0.00%	95%	3	60.00%	60.00%	60.00%	60.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	65.00%	65.00%
BlackRock Select Factor Index	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
BlackRock Select Factor Index	0.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
BlackRock Select Factor Index	0.00%	90%	1			175.00%
BlackRock Select Factor Index	1.00%	90%	1	175.00%	175.00%		175.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%
BlackRock Select Factor Index	1.00%	90%	3	155.00%	155.00%	155.00%	155.00%	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%
BlackRock Select Factor Index	1.00%	95%	1	110.00%	110.00%	110.00%	110.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%
BlackRock Select Factor Index	1.00%	95%	3	105.00%	105.00%	105.00%	105.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%
BlackRock Select Factor Index	1.00%	100%	1	15.00%	15.00%	15.00%	15.00%	20.00%	15.00%	20.00%	20.00%	15.00%	15.00%	15.00%	15.00%
19

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	1.00%	100%	3	25.00%	25.00%	25.00%	25.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	1	150.00%	150.00%	150.00%	150.00%	160.00%	160.00%	160.00%	160.00%	160.00%	160.00%	160.00%	160.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	3	110.00%	110.00%	115.00%	115.00%	125.00%	125.00%	120.00%	125.00%	125.00%	125.00%	120.00%	120.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	1	85.00%	85.00%	85.00%	85.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	3	70.00%	70.00%	70.00%	70.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	80.00%	80.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	1	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	1	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	3	170.00%	170.00%	170.00%	170.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	1	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	3	115.00%	115.00%	115.00%	115.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	1	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	35.00%	35.00%	30.00%	30.00%	30.00%	30.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	3	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
MSCI EAFE Index	0.00%	90%	1	30.00%	30.00%	30.00%	30.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%
MSCI EAFE Index	0.00%	90%	3	55.00%	50.00%	50.00%	75.00%	55.00%	50.00%	55.00%	50.00%	50.00%	50.00%	55.00%	60.00%
MSCI EAFE Index	0.00%	95%	1	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%
MSCI EAFE Index	0.00%	95%	3	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	35.00%
MSCI EAFE Index	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
MSCI EAFE Index	0.00%	100%	3	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
MSCI EAFE Index	1.50%	90%	1	45.00%	50.00%	45.00%	50.00%	55.00%	45.00%	50.00%	45.00%	45.00%	55.00%	55.00%	60.00%
MSCI EAFE Index	1.50%	90%	3	85.00%	80.00%	80.00%	110.00%	85.00%	80.00%	80.00%	80.00%	80.00%	85.00%	90.00%	95.00%
MSCI EAFE Index	1.50%	95%	1	35.00%	40.00%	40.00%	35.00%	40.00%	35.00%	35.00%	35.00%	35.00%	40.00%	40.00%	40.00%
MSCI EAFE Index	1.50%	95%	3	50.00%	55.00%	55.00%	60.00%	60.00%	50.00%	55.00%	50.00%	55.00%	60.00%	60.00%	65.00%
20

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
MSCI EAFE Index	1.50%	100%	1	15.00%	15.00%	15.00%	15.00%	15.00%	10.00%	10.00%	10.00%	15.00%	15.00%	15.00%	15.00%
MSCI EAFE Index	1.50%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
NYSE® Zebra Edge® Index	0.00%	90%	1	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%
NYSE® Zebra Edge® Index	0.00%	90%	3	70.00%	70.00%	70.00%	70.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%
NYSE® Zebra Edge® Index	0.00%	95%	1	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%
NYSE® Zebra Edge® Index	0.00%	95%	3	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
NYSE® Zebra Edge® Index	0.00%	100%	1	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
NYSE® Zebra Edge® Index	0.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
NYSE® Zebra Edge® Index	1.00%	90%	1	170.00%	170.00%	170.00%	170.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%
NYSE® Zebra Edge® Index	1.00%	90%	3	135.00%	135.00%	135.00%	135.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%
NYSE® Zebra Edge® Index	1.00%	95%	1	110.00%	110.00%	110.00%	110.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%
NYSE® Zebra Edge® Index	1.00%	95%	3	95.00%	95.00%	95.00%	95.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%
NYSE® Zebra Edge® Index	1.00%	100%	1	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%
NYSE® Zebra Edge® Index	1.00%	100%	3	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
S&P 500®	0.00%	90%	1	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%
S&P 500®	0.00%	90%	3	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%
S&P 500®	0.00%	95%	1	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
S&P 500®	0.00%	95%	3	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%
S&P 500®	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500®	0.00%	100%	3	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500®	1.50%	90%	1	45.00%	50.00%	50.00%	45.00%	40.00%	40.00%	40.00%	40.00%	40.00%	45.00%	45.00%	50.00%
S&P 500®	1.50%	90%	3	45.00%	45.00%	45.00%	55.00%	45.00%	45.00%	45.00%	45.00%	45.00%	50.00%	55.00%	55.00%
S&P 500®	1.50%	95%	1	25.00%	25.00%	25.00%	25.00%	20.00%	20.00%	20.00%	20.00%	20.00%	25.00%	25.00%	25.00%
S&P 500®	1.50%	95%	3	35.00%	40.00%	40.00%	40.00%	35.00%	35.00%	35.00%	35.00%	35.00%	40.00%	45.00%	45.00%
21

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500®	1.50%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500®	1.50%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	1	65.00%	65.00%	65.00%	65.00%	80.00%	80.00%	80.00%	70.00%	70.00%	70.00%	70.00%	70.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	3	65.00%	65.00%	65.00%	65.00%	80.00%	80.00%	80.00%	70.00%	70.00%	70.00%	70.00%	70.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	1	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	3	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	3	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	1	80.00%	80.00%	80.00%	80.00%	100.00%	100.00%	100.00%	90.00%	90.00%	90.00%	90.00%	90.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	3	95.00%	95.00%	95.00%	95.00%	100.00%	100.00%	100.00%	90.00%	90.00%	90.00%	90.00%	90.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	1	40.00%	40.00%	40.00%	40.00%	55.00%	55.00%	55.00%	45.00%	45.00%	45.00%	45.00%	45.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	3	50.00%	50.00%	50.00%	50.00%	55.00%	55.00%	55.00%	45.00%	45.00%	45.00%	45.00%	45.00%
22

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	1	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
SG Macro Compass Index	0.00%	90%	1	135.00%	135.00%	135.00%	135.00%	150.00%	150.00%	150.00%	150.00%	150.00%	150.00%	150.00%	150.00%
SG Macro Compass Index	0.00%	90%	3	100.00%	100.00%	100.00%	100.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%
SG Macro Compass Index	0.00%	95%	1	75.00%	75.00%	75.00%	75.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%
SG Macro Compass Index	0.00%	95%	3	55.00%	55.00%	55.00%	55.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%
SG Macro Compass Index	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
SG Macro Compass Index	0.00%	100%	3	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
SG Macro Compass Index	1.00%	90%	1	190.00%	190.00%	190.00%	190.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%
SG Macro Compass Index	1.00%	90%	3	160.00%	160.00%	160.00%	160.00%	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%
SG Macro Compass Index	1.00%	95%	1	120.00%	120.00%	120.00%	120.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%
SG Macro Compass Index	1.00%	95%	3	105.00%	105.00%	105.00%	105.00%	125.00%	125.00%	120.00%	120.00%	120.00%	125.00%	120.00%	120.00%
SG Macro Compass Index	1.00%	100%	1	15.00%	15.00%	15.00%	15.00%	20.00%	20.00%	20.00%	20.00%	15.00%	15.00%	15.00%	15.00%
Renewal Rates for Contracts Issued in 2020
Strategy Spreads and Participation Rates
Index	Strategy Spread	Protection	Term	8/1/2025	8/17/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	90%	1	120.00%	125.00%	120.00%	120.00%	120.00%	120.00%
BlackRock Select Factor Index	0.00%	90%	3	90.00%	95.00%	90.00%	90.00%	95.00%	90.00%
23

Index	Strategy Spread	Protection	Term	8/1/2025	8/17/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	95%	1	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%
BlackRock Select Factor Index	0.00%	95%	3	60.00%	65.00%	60.00%	55.00%	55.00%	55.00%
BlackRock Select Factor Index	0.00%	100%	1	20.00%	10.00%	10.00%	10.00%	10.00%	10.00%
BlackRock Select Factor Index	0.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
BlackRock Select Factor Index	1.00%	90%	1	170.00%	180.00%	175.00%	175.00%	175.00%	175.00%
BlackRock Select Factor Index	1.00%	90%	3	155.00%	160.00%	155.00%	155.00%	155.00%	155.00%
BlackRock Select Factor Index	1.00%	95%	1	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%
BlackRock Select Factor Index	1.00%	95%	3	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%
BlackRock Select Factor Index	1.00%	100%	1	30.00%	20.00%	15.00%	15.00%	15.00%	15.00%
BlackRock Select Factor Index	1.00%	100%	3	25.00%	25.00%	20.00%	20.00%	25.00%	20.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	1	150.00%	150.00%	150.00%	150.00%	150.00%	150.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	3	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	1	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	3	70.00%	70.00%	70.00%	65.00%	65.00%	65.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	1	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	1	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	3	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	1	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	3	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	1	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	3	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%
MSCI EAFE Index	0.00%	90%	1	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
MSCI EAFE Index	0.00%	90%	3	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
MSCI EAFE Index	0.00%	95%	1	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%
MSCI EAFE Index	0.00%	95%	3	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
MSCI EAFE Index	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
MSCI EAFE Index	0.00%	100%	3	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
MSCI EAFE Index	1.50%	90%	1	55.00%	50.00%	50.00%	55.00%	55.00%	50.00%
MSCI EAFE Index	1.50%	90%	3	80.00%	80.00%	80.00%	80.00%	85.00%	85.00%
MSCI EAFE Index	1.50%	95%	1	45.00%	45.00%	40.00%	45.00%	45.00%	40.00%
MSCI EAFE Index	1.50%	95%	3	55.00%	50.00%	55.00%	55.00%	60.00%	60.00%
24

Index	Strategy Spread	Protection	Term	8/1/2025	8/17/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
MSCI EAFE Index	1.50%	100%	1	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
MSCI EAFE Index	1.50%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
NYSE® Zebra Edge® Index	0.00%	90%	1	120.00%	120.00%	120.00%	120.00%	120.00%	120.00%
NYSE® Zebra Edge® Index	0.00%	90%	3	70.00%	70.00%	70.00%	65.00%	65.00%	65.00%
NYSE® Zebra Edge® Index	0.00%	95%	1	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%
NYSE® Zebra Edge® Index	0.00%	95%	3	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
NYSE® Zebra Edge® Index	0.00%	100%	1	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
NYSE® Zebra Edge® Index	0.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
NYSE® Zebra Edge® Index	1.00%	90%	1	170.00%	170.00%	170.00%	170.00%	170.00%	170.00%
NYSE® Zebra Edge® Index	1.00%	90%	3	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%
NYSE® Zebra Edge® Index	1.00%	95%	1	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%
NYSE® Zebra Edge® Index	1.00%	95%	3	95.00%	95.00%	95.00%	95.00%	95.00%	95.00%
NYSE® Zebra Edge® Index	1.00%	100%	1	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%
NYSE® Zebra Edge® Index	1.00%	100%	3	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%
S&P 500®	0.00%	90%	1	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%
S&P 500®	0.00%	90%	3	35.00%	35.00%	35.00%	35.00%	35.00%	35.00%
S&P 500®	0.00%	95%	1	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
S&P 500®	0.00%	95%	3	20.00%	20.00%	20.00%	20.00%	20.00%	20.00%
S&P 500®	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500®	0.00%	100%	3	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500®	1.50%	90%	1	50.00%	50.00%	50.00%	55.00%	55.00%	50.00%
S&P 500®	1.50%	90%	3	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%
S&P 500®	1.50%	95%	1	25.00%	25.00%	25.00%	30.00%	30.00%	25.00%
S&P 500®	1.50%	95%	3	35.00%	35.00%	35.00%	40.00%	40.00%	35.00%
S&P 500®	1.50%	100%	1	10.00%	10.00%	10.00%	10.00%	15.00%	10.00%
S&P 500®	1.50%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	1	55.00%	65.00%	55.00%	55.00%	60.00%	55.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	3	60.00%	55.00%	55.00%	55.00%	65.00%	55.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	1	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	3	35.00%	25.00%	25.00%	25.00%	30.00%	25.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	1	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	3	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
25

Index	Strategy Spread	Protection	Term	8/1/2025	8/17/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	1	70.00%	85.00%	70.00%	70.00%	65.00%	70.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	3	90.00%	85.00%	85.00%	85.00%	90.00%	85.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	1	35.00%	40.00%	35.00%	35.00%	40.00%	35.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	3	55.00%	40.00%	40.00%	40.00%	45.00%	40.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	1	10.00%	15.00%	15.00%	15.00%	15.00%	15.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	3	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%
SG Macro Compass Index	0.00%	90%	1	150.00%	135.00%	135.00%	135.00%	150.00%	135.00%
SG Macro Compass Index	0.00%	90%	3	120.00%	95.00%	95.00%	95.00%	120.00%	95.00%
SG Macro Compass Index	0.00%	95%	1	85.00%	75.00%	75.00%	75.00%	85.00%	75.00%
SG Macro Compass Index	0.00%	95%	3	70.00%	55.00%	55.00%	55.00%	75.00%	50.00%
SG Macro Compass Index	0.00%	100%	1	20.00%	10.00%	10.00%	10.00%	10.00%	10.00%
SG Macro Compass Index	0.00%	100%	3	15.00%	10.00%	10.00%	10.00%	10.00%	10.00%
SG Macro Compass Index	1.00%	90%	1	205.00%	190.00%	190.00%	190.00%	200.00%	190.00%
SG Macro Compass Index	1.00%	90%	3	180.00%	160.00%	160.00%	160.00%	170.00%	160.00%
SG Macro Compass Index	1.00%	95%	1	125.00%	120.00%	120.00%	120.00%	125.00%	120.00%
SG Macro Compass Index	1.00%	95%	3	120.00%	105.00%	105.00%	105.00%	120.00%	105.00%
SG Macro Compass Index	1.00%	100%	1	30.00%	20.00%	15.00%	15.00%	15.00%	15.00%
SG Macro Compass Index	1.00%	100%	3	25.00%	15.00%	15.00%	15.00%	15.00%	15.00%
26

Item 28. Directors and Officers of the Insurance Company
The business address of the Directors and Officers of the Insurance Company is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Hawley, Craig A.
Executive Vice President-Chief Marketing Officer	Bair, Ann S.
Executive Vice President-Chief Technology Officer	Carrel, Michael W.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Customer, Strategy & Innovation Officer	Mahaffey, Michael W.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Investment Management Group	Aniano, Joseph N.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Chief Economist	Bostjancic, Kathleen
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources Business Partner	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-Institutional Life	Dowdy, Jessica
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Corporate Operations & Litigation Legal	Furniss, Natalie T.
Senior Vice President-Chief Financial Officer - Financial Services and Director	Ginnan, Steven A.
Senior Vice President-PL Product and Underwriting	Griffin, Sarah E.
Senior Vice President-Chief Financial Officer - Property & Casualty	Guerrero, Oscar
Senior Vice President-Human Resources Business Partner	Hairston, Mia S.
Senior Vice President-Underwriting Performance - E&S/Specialty and Commercial	Hespe, Julie
Senior Vice President-Legal - NF	Innis-Thompson, Janice
Senior Vice President-Management Liability & Specialty - E&S/Specialty	Iorio, Thomas A.
Senior Vice President-Marketing - Enterprise Brand Strategy & Activation	Jackson, Richard W.
Senior Vice President-Retirement Solutions	Jestice, Kevin T.
Senior Vice President-E&S/Specialty and Commercial Lines	Johnston, Russell M.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Property & Casualty Commercial Lines	Kempton, Casey E.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President-Nationwide Annuity and Director	Kotecha, Kush V.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Kuamoo, Misty C.
Senior Vice President-Business Performance - Property & Casualty	Kyung, Jennifer
Senior Vice President-Nationwide Agribusiness	Liggett, Brad R.
Senior Vice President-Programs & Alternative Risk - E&S/Specialty	Lopes, John S.
Senior Vice President-Culture & Talent Acquisition	Lucas, Giavonni
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-Group Benefits	Murray, Lindsey E.
Senior Vice President-Contract & Brokerage Underwriting - E&S/Specialty	Nelson, David N.
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-NF Strategic Customer Solutions	Perez, J.J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Agribusiness Distribution and Underwriting	Pollitt, Dirk
Senior Vice President-Retirement Solutions Distribution	Ricklin, Suzanne
27

Senior Vice President-Marketing Management - Financial Services	Rodriguez, Kristi L.
Senior Vice President-Personal Lines Operations	Rommel, Jeff M.
Senior Vice President-Chief Customer Officer	Samuel, Michelle
Senior Vice President-Finance, Strategy & Governance Legal & Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Sales - Life	Spencer, Frank W.
Senior Vice President-Commercial Lines - Middle Market	Talkowski, Kristina M.
Senior Vice President-Personal Lines Sales & Distribution	Tripp, Michael N.
Senior Vice President-Chief Technology Officer - Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services - E&S/Specialty	Walsh, James
Senior Vice President-Programs - E&S/Specialty	Wayne, Amber M.
Senior Vice President-Human Resources Business Partner	Webster, Cynthia S.
Senior Vice President-Commercial Lines - Small Market	Williams, George M.
Director	Walker, Kirt A.
Item 29. Persons Controlled by or Under Common Control with the Insurance Company.
Following is a list of entities directly or indirectly controlled by or under common control with the Insurance Company. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Account C2,3		A separate account issuing variable annuity products.
28

Company	Jurisdiction of Domicile	Brief Description of Business
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Nationwide Jefferson National VA Separate Account 1[2,3]	New York	A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan
sponsors and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
29

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Nationwide Life and Benefits Insurance Company (formerly, Direct General Life Insurance Company)	South Carolina
The company is a South Carolina stock life insurance
company that previously offered a life product only, but is
filing stop loss products in majority of states and a fully
insured small group health product in a limited number of
states.

NSM Sales Corporation	Nevada	The company is a sales and distribution organization for group health product and ancillary third-party products.
The Association Benefits Solution, LLC	Delaware
The company is a program manager for self-funded
group health program where it coordinates and manages
offerings to employers looking for an "off the shelf"
solution to self-fund employee health plans.

Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors.
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 30. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
30

a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Nationwide Jefferson National VA Separate Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Nationwide Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Perez, J.J.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President and Assistant Secretary	Garman, David A.
Vice President and Assistant Secretary	Wolf, Bonnie L.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO IPS - Individual Life	Wild, Keith D.
Chief Compliance Officer and AML Officer	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Director	Jestice, Kevin T.
Director	Kotecha, Kush V.
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
31

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract Value redeemed during the prior calendar year	Combination Contract (Yes/No)
Nationwide Defined Protection Annuity	13,189	$2,492,380,281.49	0	$0	$117,078,265.79	No
(b)
See Item 27(r) above.
Item 32. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 33. Management Services
Not Applicable
Item 34. Fee Representation and Undertakings
Nationwide Life Insurance Company hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act of 1933; and (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
32

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 27, 2026.
Nationwide Life Insurance Company
(Insurance Company)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 27, 2026.
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ KUSH V. KOTECHA*
Kush V. Kotecha, Senior Vice President-Nationwide Annuity and Director
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President-Nationwide Life and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer – Financial Services and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Kirt A. Walker, Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie M. Ruff
Jamie M. Ruff Attorney-in-Fact Pursuant to Power of Attorney
33